UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-23112

JANUS DETROIT STREET TRUST

(Exact name of registrant as specified in charter)

151 Detroit Street, Denver, Colorado 80206-4805

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

Kathyrn L. Santoro 151 Detroit Street Denver, Colorado 80206-4805	Eric S. Purple Stradley Ronon Stevens & Young LLP 1250 Connecticut Avenue, N.W., Suite 500 Washington, D.C. 20036

Registrant’s telephone number, including area code:  303-333-3863

Date of fiscal year end:  October 31

Date of reporting period:  April 30, 2018

Item 1:  Reports to Shareholders.

SEMIANNUAL REPORT

April 30, 2018

Janus Henderson Small Cap Growth Alpha ETF

Janus Detroit Street Trust

Janus Henderson Small Cap Growth Alpha ETF (unaudited)

INVESTMENT OBJECTIVE

Janus Henderson Small Cap Growth Alpha ETF seeks investment results that correspond generally, before fees and expenses, to the performance of its underlying index, the Janus Small Cap Growth Alpha Index. It pursues its investment objective by using a passive index-based approach, normally investing at least 80% of its net assets in securities that comprise its underlying index.

PERFORMANCE OVERVIEW

•	U.S. small-cap equities were up for the six-month period, but were volatile. The anticipation that corporate tax reform would help boost future earnings for small-cap companies helped drive returns into January. However, concerns over inflation and faster-than-expected interest rate hikes created volatility, as did fears about protectionist trade policies. Consumer staples and financials were the top-performing sectors within the Russell 2000® Growth Index, while telecommunication services and utilities lagged.

•	During the period, the Janus Henderson Small Cap Growth Alpha ETF (JSML) returned 3.65% (based on NAV); its primary benchmark, the Janus Small Cap Growth Alpha Index, returned 3.55%, and its secondary benchmark, the Russell 2000® Growth Index, returned 5.46%.

•	JSML seeks investment results that correspond generally, before fees and expenses, to the performance of its primary benchmark. The strategy seeks to provide risk-adjusted outperformance by identifying top-tier small-cap companies with some of the strongest fundamentals that the advisor believes can deliver sustainable growth in a variety of market environments.

Janus Detroit Street Trust ½ 1

Janus Henderson Small Cap Growth Alpha ETF (unaudited)

Fund At A Glance

April 30, 2018

5 Largest Equity Holdings – (% of Net Assets)
Ubiquiti Networks, Inc.
Communications Equipment	3.3%
HealthEquity, Inc.
Health Care Providers & Services	2.9%
Westlake Chemical Corp.
Chemicals	2.9%
Globus Medical, Inc. - Class A
Health Care Equipment & Supplies	2.7%
Neogen Corp.
Health Care Equipment & Supplies	2.6%

14.4%

Sector Allocation – (% of Net Assets)
Consumer, Non-cyclical	28.3%
Communications	17.2%
Industrial	13.7%
Consumer, Cyclical	13.0%
Technology	12.2%
Financial	10.5%
Investment Companies	6.3%
Basic Materials	3.6%
Energy	1.5%

106.3%

Holdings are subject to change without notice.

2 ½ APRIL 30, 2018

Janus Henderson Small Cap Growth Alpha ETF (unaudited)

Performance

Average Annual Total Return for the periods ended April 30, 2018
	Fiscal Year-to-Date	One Year	Since Inception*
Janus Henderson Small Cap Growth Alpha ETF – NAV	3.65%	17.21%	20.99%
Janus Henderson Small Cap Growth Alpha ETF – Market Price	3.91%	17.02%	20.99%
Janus Small Cap Growth Alpha Index	3.55%	17.17%	21.28%
Russell 2000® Growth Index	5.46%	16.60%	24.30%

Total annual expense ratio as stated in the February 28, 2018 prospectus: 0.50%.

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/performance.

Shares of ETFs are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Market returns are based upon the midpoint of the bid/ask spread at 4:00 p.m. Eastern time (when NAV is normally determined for most ETFs), and do not represent the returns you would receive if you traded shares at other times. Ordinary brokerage commissions apply and will reduce returns.

ETF shares are not individually redeemable and owners of the shares may acquire those shares from the Fund and tender those shares for redemption to the Fund in Creation Units only.

Investing involves risk, including the possible loss of principal and fluctuation of value.

Performance depends on that of the underlying index.

See the prospectus for a more complete discussion of objectives, risks and expenses.

Returns include reinvestment of dividends and capital gains. Returns greater than one year are annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

See Financial Highlights for actual expense ratios during the reporting period.

There is no assurance the stated objective(s) will be met.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

The index provider is Janus Index and Calculation Services LLC (“Janus Index”). Janus Index maintains the indices and calculates the index levels and performance shown or discussed, but does not manage actual assets. Janus index receives compensation in connection with licensing its indices to third parties including the provision of any related data.

Effective January 1, 2018 Benjamin Wang and Scott Weiner are Co-Portfolio Managers of the Fund.

*	The Fund commenced operations on February 23, 2016.

Janus Detroit Street Trust ½ 3

Janus Henderson Small Cap Growth Alpha ETF (unaudited)

Disclosure of Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include creation and redemption fees or brokerage charges and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other ETFs. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to determine the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. These fees are fully described in the Fund’s prospectus. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Actual			Hypothetical (5% return before expenses)
Beginning Account Value (11/1/17)	Ending Account Value (4/30/18)	Expenses Paid During Period (11/1/17 - 4/30/18)†	Beginning Account Value (11/1/17)	Ending Account Value (4/30/18)	Expenses Paid During Period (11/1/17 - 4/30/18)†	Net Annualized Expense Ratio (11/1/17 - 4/30/18)
$1,000.00	$1,036.50	$2.52	$1,000.00	$1,022.32	$2.51	0.50%

†	Expenses Paid During Period is equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

4 ½ APRIL 30, 2018

Janus Henderson Small Cap Growth Alpha ETF

Schedule of Investments (unaudited)

April 30, 2018

	Shares	Value
Common Stocks – 100.0%
Aerospace & Defense – 1.9%
HEICO Corp.	2,424	$212,948
Air Freight & Logistics – 0.4%
Forward Air Corp.	747	40,331
Airlines – 1.6%
Allegiant Travel Co.	407	65,222
Hawaiian Holdings, Inc.	1,297	53,436
Spirit Airlines, Inc.*	1,723	61,546

		180,204
Auto Components – 1.5%
American Axle & Manufacturing Holdings, Inc.*	2,188	33,564
Dorman Products, Inc.*	659	42,347
Fox Factory Holding Corp.*	740	24,605
Gentherm, Inc.*	721	24,370
LCI Industries	491	46,792

		171,678
Automobiles – 0.2%
Winnebago Industries, Inc.	623	23,612
Beverages – 0.2%
National Beverage Corp.	298	26,331
Biotechnology – 4.9%
Emergent BioSolutions, Inc.*	4,069	211,019
Ligand Pharmaceuticals, Inc.*	1,739	269,284
MiMedx Group, Inc.*,#	9,148	75,105

		555,408
Building Products – 3.1%
AAON, Inc.	1,323	44,982
American Woodmark Corp.*	442	36,332
Builders FirstSource, Inc.*	2,854	52,028
Continental Building Products, Inc.*	946	26,583
Patrick Industries, Inc.*	639	36,359
PGT Innovations, Inc.*	1,255	21,900
Trex Co., Inc.*	744	77,287
Universal Forest Products, Inc.	1,546	49,286

		344,757
Capital Markets – 1.8%
Diamond Hill Investment Group, Inc.	76	14,852
Evercore, Inc. - Class A	874	88,493
Financial Engines, Inc.	1,339	59,786
HFF, Inc. - Class A	410	14,407
Houlihan Lokey, Inc.	564	25,098

		202,636
Chemicals – 3.8%
Balchem Corp.	828	73,063
Chase Corp.	242	27,104
Westlake Chemical Corp.	3,044	325,616

		425,783
Commercial Banks – 3.7%
Ameris Bancorp	790	40,843
Bankwell Financial Group, Inc.	164	5,179
Byline Bancorp, Inc.*	623	13,239
Eagle Bancorp, Inc.*	724	42,499
FB Financial Corp.	649	25,850
First Foundation, Inc.*	809	14,473
Franklin Financial Network, Inc.*	282	9,503
Hilltop Holdings, Inc.	2,034	45,602
Independent Bank Group, Inc.	600	42,840
Live Oak Bancshares, Inc.	845	23,871

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Detroit Street Trust ½ 5

Janus Henderson Small Cap Growth Alpha ETF

Schedule of Investments (unaudited)

April 30, 2018

	Shares	Value
Common Stocks – (continued)
Commercial Banks – (continued)
Metropolitan Bank Holding Corp.*	174	$ 8,235
National Commerce Corp.*	314	13,596
Nicolet Bankshares, Inc.*	210	11,670
People’s Utah Bancorp	394	12,549
Preferred Bank	282	17,975
Seacoast Banking Corp. of Florida*	996	27,520
ServisFirst Bancshares, Inc.	1,126	47,247
TriState Capital Holdings, Inc.*	613	15,325

		418,016
Commercial Services & Supplies – 0.3%
Hudson Technologies, Inc.*	1,061	4,647
Viad Corp.	518	26,289

		30,936
Communications Equipment – 6.8%
Acacia Communications, Inc.*,#	2,959	83,296
Applied Optoelectronics, Inc.*,#	1,438	45,958
Casa Systems, Inc.*	5,943	139,007
Finisar Corp.*	8,462	131,838
Ubiquiti Networks, Inc.*,#	5,180	369,127

		769,226
Computers & Peripherals – 0.9%
Super Micro Computer, Inc.*	3,614	63,968
USA Technologies, Inc.*	3,981	34,834

		98,802
Construction & Engineering – 1.4%
Argan, Inc.	397	15,880
Comfort Systems USA, Inc.	939	39,626
Dycom Industries, Inc.*	784	81,426
Goldfield Corp.*	643	2,701
NV5 Global, Inc.*	272	16,007

		155,640
Diversified Consumer Services – 0.0%
Collectors Universe, Inc.	177	2,774
Electrical Equipment – 0.2%
TPI Composites, Inc.*	858	19,434
Electronic Equipment & Instruments – 3.7%
Airgain, Inc.*	712	5,660
Control4 Corp.*	1,917	39,950
ePlus, Inc.*	1,035	82,645
Kimball Electronics, Inc.*	1,982	31,415
Methode Electronics, Inc.	2,841	113,356
Rogers Corp.*	1,359	145,005

		418,031
Equity Real Estate Investment Trusts (REITs) – 1.7%
CareTrust, Inc.	819	10,819
Easterly Government Properties, Inc.	465	9,584
Four Corners Property Trust, Inc.	656	14,865
Independence Realty Trust, Inc.	917	8,620
Jernigan Capital, Inc.	154	2,957
National Storage Affiliates Trust	534	14,055
Retail Opportunity Investments Corp.	1,189	20,451
Ryman Hospitality Properties, Inc.	548	42,952
STAG Industrial, Inc.	1,006	24,717
Summit Hotel Properties, Inc.	1,104	15,986
Terreno Realty Corp.	594	22,067

		187,073

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6 ½ APRIL 30, 2018

Janus Henderson Small Cap Growth Alpha ETF

Schedule of Investments (unaudited)

April 30, 2018

	Shares	Value
Common Stocks – (continued)
Food & Staples Retailing – 0.2%
Sprouts Farmers Market, Inc.*	851	$ 21,301
Food Products – 0.6%
Calavo Growers, Inc.	112	10,494
Hostess Brands, Inc.*	642	9,020
Pilgrim’s Pride Corp.*	1,592	34,387
Sanderson Farms, Inc.	148	16,452

		70,353
Health Care Equipment & Supplies – 10.8%
Abaxis, Inc.	1,871	124,552
Anika Therapeutics, Inc.*	1,209	53,208
Glaukos Corp.*	2,847	95,887
Globus Medical, Inc. - Class A *	5,973	305,758
Inogen, Inc.*	1,736	244,047
LeMaitre Vascular, Inc.	1,588	49,943
Neogen Corp.*	4,243	289,160
Tactile Systems Technology, Inc.*	1,484	51,658

		1,214,213
Health Care Providers & Services – 5.9%
AMN Healthcare Services, Inc.*	3,925	262,386
HealthEquity, Inc.*	4,997	328,153
National Research Corp. - Class A	2,244	73,379

		663,918
Health Care Technology – 0.2%
Simulations Plus, Inc.	1,429	23,507
Hotels, Restaurants & Leisure – 2.7%
Bojangles’, Inc.*	726	10,708
Chuy’s Holdings, Inc.*	332	9,495
Dave & Buster’s Entertainment, Inc.*	799	33,950
Hilton Grand Vacations, Inc.*	1,946	83,678
ILG, Inc.	2,450	83,618
Monarch Casino & Resort, Inc.*	351	14,974
Papa John’s International, Inc.	659	40,858
Wingstop, Inc.	574	28,046

		305,327
Household Durables – 1.9%
Century Communities, Inc.*	580	17,835
Hamilton Beach Brands Holding Co. - Class A	138	3,070
Hooker Furniture Corp.	233	8,796
Installed Building Products, Inc.*	626	36,120
iRobot Corp.*	551	32,156
LGI Homes, Inc.*	439	30,379
M/I Homes, Inc.*	548	16,703
New Home Co., Inc.*	410	4,092
Roku, Inc.*	358	11,649
TopBuild Corp.*	698	55,631

		216,431
Insurance – 1.1%
AmTrust Financial Services, Inc.	4,214	54,318
Health Insurance Innovations, Inc. - Class A *	269	7,666
Heritage Insurance Holdings, Inc.	564	8,855
Kingstone Cos., Inc.	226	3,865
Kinsale Capital Group, Inc.	446	22,991
Universal Insurance Holdings, Inc.	744	24,143

		121,838
Internet & Catalog Retail – 0.5%
Duluth Holdings, Inc. - Class B *,#	571	9,907
Liberty Expedia Holdings, Inc. - Class A *	1,126	45,941

		55,848

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Detroit Street Trust ½ 7

Janus Henderson Small Cap Growth Alpha ETF

Schedule of Investments (unaudited)

April 30, 2018

	Shares	Value
Common Stocks – (continued)
Internet Software & Services – 11.5%
Alteryx, Inc. - Class A *	1,775	$ 55,469
CommerceHub, Inc. - Series C *	3,215	72,884
Etsy, Inc.*	9,033	270,448
GTT Communications, Inc.*	3,224	154,913
Hortonworks, Inc.*	5,390	91,253
Match Group, Inc.*,#	4,692	221,087
Meet Group, Inc.*	5,330	12,685
NIC, Inc.	4,918	73,032
Trade Desk, Inc. - Class A *	2,428	124,241
Twilio, Inc. - Class A *	5,109	215,651

		1,291,663
IT Services – 0.9%
Hackett Group, Inc.	2,126	34,462
Luxoft Holding, Inc.*	1,642	66,255

		100,717
Leisure Equipment & Products – 0.5%
American Outdoor Brands Corp.*	1,064	11,704
Johnson Outdoors, Inc. - Class A	174	11,268
Malibu Boats, Inc. - Class A *	403	13,581
Marine Products Corp.	685	10,392
MCBC Holdings, Inc.*	367	8,808

		55,753
Life Sciences Tools & Services – 1.3%
Cambrex Corp.*	2,707	143,336
Machinery – 1.1%
Lydall, Inc.*	439	19,579
Omega Flex, Inc.	255	16,652
Proto Labs, Inc.*	682	81,260

		117,491
Metals & Mining – 0.4%
Warrior Met Coal, Inc.	1,762	40,966
Mortgate Real Estate Investment Trusts (REITs) – 0.3%
Cherry Hill Mortgage Investment Corp.	278	4,899
Granite Point Mortgage Trust, Inc.	936	15,575
Great Ajax Corp.	387	5,201
Sutherland Asset Management Corp.	695	10,008

		35,683
Oil, Gas & Consumable Fuels – 1.0%
Cheniere Energy Partners LP Holdings LLC	1,651	46,063
Energy XXI Gulf Coast, Inc.*	236	1,364
EnLink Midstream LLC	1,310	19,453
Matador Resources Co.*	774	25,341
SRC Energy, Inc.*	1,720	18,989

		111,210
Paper & Forest Products – 0.8%
KapStone Paper and Packaging Corp.	2,527	86,979
Pharmaceuticals – 1.2%
Optinose, Inc.*,#	3,110	66,554
Phibro Animal Health Corp. - Class A	1,615	68,314

		134,868
Professional Services – 2.5%
ASGN, Inc.*	1,313	105,867
BG Staffing, Inc.	220	4,195
Insperity, Inc.	1,048	84,102
TriNet Group, Inc.*	1,769	91,369

		285,533

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8 ½ APRIL 30, 2018

Janus Henderson Small Cap Growth Alpha ETF

Schedule of Investments (unaudited)

April 30, 2018

	Shares	Value
Common Stocks – (continued)
Real Estate Management & Development – 0.5%
Consolidated-Tomoka Land Co.	59	$ 3,630
Marcus & Millichap, Inc.*	403	13,766
Newmark Group, Inc. - Class A *	1,468	22,167
RMR Group, Inc. - Class A	161	11,978

		51,541
Road & Rail – 0.6%
Schneider National, Inc. - Class B	2,372	63,285
Semiconductors & Semiconductor Equipment – 2.4%
Ambarella, Inc.*	2,471	115,124
FormFactor, Inc.*	5,413	62,114
Ichor Holdings, Ltd.*	1,923	42,498
Ultra Clean Holdings, Inc.*	2,854	49,974

		269,710
Software – 6.6%
Altair Engineering, Inc. - Class A *	1,959	56,772
Blackline, Inc.*	3,928	162,619
Ebix, Inc.	2,336	181,040
Globant SA*	2,605	117,251
Qualys, Inc.*	2,867	220,616

		738,298
Specialty Retail – 3.9%
Asbury Automotive Group, Inc.*	410	27,491
Boot Barn Holdings, Inc.*	534	10,450
Five Below, Inc.*	1,084	76,541
Floor & Decor Holdings, Inc. - Class A *	1,998	111,069
Francesca’s Holdings Corp.*	711	3,519
Lithia Motors, Inc. - Class A	472	45,246
MarineMax, Inc.*	521	11,254
Michaels Cos., Inc.*	3,565	66,380
Penske Automotive Group, Inc.	1,687	76,084
Winmark Corp.	76	9,903

		437,937
Textiles, Apparel & Luxury Goods – 0.1%
Culp, Inc.	246	7,269
Superior Uniform Group, Inc.	298	7,993

		15,262
Thrifts & Mortgage Finance – 1.4%
BofI Holding, Inc.*	1,326	53,411
FS Bancorp, Inc.	79	4,549
Merchants Bancorp	610	13,042
Meridian Bancorp, Inc.	1,146	21,659
NMI Holdings, Inc. - Class A *	1,284	17,783
Sterling Bancorp, Inc.	1,123	14,307
Walker & Dunlop, Inc.	652	37,236

		161,987
Trading Companies & Distributors – 1.0%
BMC Stock Holdings, Inc.*	1,694	29,222
Foundation Building Materials, Inc.*	1,081	15,188
SiteOne Landscape Supply, Inc.*	1,009	69,116

		113,526
Total Common Stocks (cost $10,758,940)		11,232,101
Investment Companies – 6.3%
Investments Purchased with Cash Collateral from Securities Lending – 5.8%
Janus Henderson Cash Collateral Fund LLC, 1.6310%ºº,£	653,097	653,097

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Detroit Street Trust ½ 9

Janus Henderson Small Cap Growth Alpha ETF

Schedule of Investments (unaudited)

April 30, 2018

	Shares	Value
Money Markets – 0.5%
State Street Institutional U.S. Government Money Market Fund, 1.6332%ºº	58,090	$ 58,090
Total Investment Companies (cost $711,187)		711,187
Total Investments (total cost $11,470,127) – 106.3%		11,943,288
Liabilities, net of Cash, Receivables and Other Assets – (6.3%)		(705,643)
Net Assets – 100%		$11,237,645

Summary of Investments by Country – (Long Positions) (unaudited)

Country	Value	% of Investment Securities
United States	$11,759,782	98.5%
Luxembourg	117,251	1.0
Switzerland	66,255	0.5
Total	$11,943,288	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at 4/30/18
Investment Companies – 5.8%
Investments Purchased with Cash Collateral from Securities Lending – 5.8%
Janus Henderson Cash Collateral Fund LLC, 1.6310%ºº	$39,241Δ	$ —	$ —	$653,097

	Share Balance at 10/31/17	Purchases	Sales	Share Balance at 4/30/18
Investment Companies – 5.8%
Investments Purchased with Cash Collateral from Securities Lending – 5.8%
Janus Henderson Cash Collateral Fund LLC, 1.6310%ºº	396,201	3,317,492	(3,060,597)	653,097

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10 ½ APRIL 30, 2018

Janus Henderson Small Cap Growth Alpha ETF

Notes to Schedule of Investments and Other Information (unaudited)

Janus Small Cap Growth Alpha Index	Janus Small Cap Growth Alpha Index is designed to systematically identify small-capitalization stocks that are poised for sustainable growth (Smart Growth®) by evaluating each company’s performance in three critical areas: growth, profitability, and capital efficiency. Janus uses a proprietary methodology to score stocks based on a wide range of fundamental measures and selects the top 10% (“top-tier”) of such eligible stocks. Stocks are market cap-weighted within sectors with a 3% maximum position size; sectors are weighted to align with the Janus Venture Fund.

Russell 2000® Growth Index	Russell 2000® Growth Index measures the performance of those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values.

LLC	Limited Liability Company

LP	Limited Partnership

*	Non-income producing security.

#	Loaned security; a portion of the security is on loan at April 30, 2018.

ºº	Rate shown is the 7-day yield as of April 30, 2018.

£	The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

Δ	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of April 30, 2018. See Notes to Financial Statements for more information.

Valuation Inputs Summary

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks	$11,232,101	$—	$—
Investment Companies	58,090	653,097	—

Total Assets	$11,290,191	$653,097	$—

Janus Detroit Street Trust ½ 11

Janus Henderson Small Cap Growth Alpha ETF

Statement of Assets and Liabilities (unaudited)

April 30, 2018

Assets:
Unaffiliated investments, at value(1)(2)	$11,290,191
Affiliated investments, at value(3)	653,097
Receivables:
Dividends	803
Affiliated securities lending income, net	7,292
Total Assets	11,951,383
Liabilities:
Collateral on securities loaned (Note 2)	653,097
Payables:
Investments purchased	56,142
Management fees	4,499
Total Liabilities	713,738
Net Assets	$11,237,645
Net Assets Consists of:
Capital (par value and paid-in surplus)	$10,263,497
Undistributed net investment income/(loss)	$16,321
Undistributed net realized gain/(loss) from investments and foreign currency transactions	484,666
Unrealized net appreciation/(depreciation) on investments and foreign currency translations	473,161
Total Net Assets	$11,237,645
Net Assets	$11,237,645
Shares outstanding, $0.001 Par Value (unlimited shares authorized)	302,000
Net Asset Value Per Share	$37.21

(1)	Includes cost of $10,817,030.
(2)	Includes $639,148 of securities on loan. See Note 2 in Notes to Financial Statements.
(3)	Includes cost of $653,097.

See Notes to Financial Statements.

12 ½ APRIL 30, 2018

Janus Henderson Small Cap Growth Alpha ETF

Statement of Operations (unaudited)

For the period ended April 30, 2018

Investment Income:
Dividends	$41,565
Affiliated securities lending income, net	39,241
Total Investment Income	80,806
Expenses:
Management Fees	26,524
Total Expenses	26,524
Net Investment Income/(Loss)	54,282
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$580,761
Total Net Realized Gain/(Loss) on Investments	$580,761
Change in Unrealized Net Appreciation/Depreciation:
Investments and foreign currency translations	$(267,878)
Total Change in Unrealized Net Appreciation/Depreciation	(267,878)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$367,165

See Notes to Financial Statements.

Janus Detroit Street Trust ½ 13

Janus Henderson Small Cap Growth Alpha ETF

Statements of Changes in Net Assets

	Period Ended April 30, 2018 (unaudited)	Year Ended October 31, 2017
Operations:
Net investment income/(loss)	$54,282	$28,851
Net realized gain/(loss) on investments	580,761	775,153
Change in unrealized net appreciation/depreciation	(267,878)	886,912
Net Increase/(Decrease) in Net Assets Resulting from Operations	367,165	1,690,916
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income	(43,648)	(46,606)
Capital Share Transactions	1,830,769	3,157,247
Net Increase/(Decrease) in Net Assets	2,154,286	4,801,557
Net Assets:
Beginning of period	9,083,359	4,281,802
End of period	$11,237,645	$9,083,359

Undistributed Net Investment Income/(Loss)	$16,321	$5,687

See Notes to Financial Statements.

14 ½ APRIL 30, 2018

Janus Henderson Small Cap Growth Alpha ETF

Financial Highlights

For a share outstanding during the period ended April 30, 2018 (unaudited) and each year or period ended October 31	2018	2017	2016(1)
Net Asset Value, Beginning of Period	$36.05	$28.17	$24.83
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.19	0.13	0.26
Net realized and unrealized gain/(loss)	1.11	7.97	3.10
Total from Investment Operations	1.30	8.10	3.36
Less Dividends and Distributions:
Dividends (from net investment income)	(0.14)	(0.22)	(0.02)
Total Dividends and Distributions	(0.14)	(0.22)	(0.02)
Net Asset Value, End of Period	$37.21	$36.05	$28.17
Total Return*	3.65%	28.86%	13.54%
Net assets, End of Period (in thousands)	$11,238	$9,083	$4,282
Average Net Assets for the Period (in thousands)	$10,697	$7,068	$3,247
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.50%	0.50%	0.50%
Ratio of Net Investment Income/(Loss)	1.02%	0.41%	1.37%
Portfolio Turnover Rate(3)	57%	117%	86%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from February 23, 2016 (commencement of operations) through October 31, 2016.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creation or redemptions.

See Notes to Financial Statements.

Janus Detroit Street Trust ½ 15

Janus Henderson Small Cap Growth Alpha ETF

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Small Cap Growth Alpha ETF (the “Fund”) is a series fund. The Fund is part of Janus Detroit Street Trust (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers seven Funds each of which represent shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. The Fund seeks investment results that correspond generally, before fees and expenses, to the performance of its underlying index, the Janus Small Cap Growth Alpha Index (the “Underlying Index”). The Fund is classified as diversified, as defined in the 1940 Act.

Unlike shares of traditional mutual funds, shares of the Fund are not individually redeemable and may only be purchased or redeemed directly from the Fund at net asset value (“NAV”) in large increments called “Creation Units” (25,000 or more shares per Creation Unit) through certain participants, known as “Authorized Participants.” The Fund will issue or redeem Creation Units in exchange for portfolio securities and/or cash. Except when aggregated in Creation Units, Fund shares are not redeemable securities of the Fund. Shares of the Fund are listed and trade on The NASDAQ Stock Market LLC (“NASDAQ”) and individual investors can purchase or sell shares in much smaller increments and for cash in the secondary market through a broker. These transactions, which do not involve the Fund, are made at market prices that may vary throughout the day and differ from the Fund’s NAV. As a result, you may pay more than NAV (at a premium) when you purchase shares, and receive less than NAV (at a discount) when you sell shares, in the secondary market.

An Authorized Participant may hold of record more than 25% of the outstanding shares of the Fund. From time to time, Authorized Participants may be a beneficial and/or legal owner of the Fund, may be affiliated with an index provider, may be deemed to have control of the Fund and/or may be able to affect the outcome of matters presented for a vote of the shareholders of the Fund. Authorized Participants may execute an irrevocable proxy granting the Distributor or an affiliate of Janus Capital Management LLC (“Janus Capital” or “Janus”) power to vote or abstain from voting such Authorized Participant’s beneficially or legally owned shares of the Fund. In such cases, the agent shall mirror vote (or abstain from voting) such shares in the same proportion as all other beneficial owners of the Fund.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities, including shares of exchange-traded funds, traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or are deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position.

16 ½ APRIL 30, 2018

Janus Henderson Small Cap Growth Alpha ETF

Notes to Financial Statements (unaudited)

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; and certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of April 30, 2018 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date

Janus Detroit Street Trust ½ 17

Janus Henderson Small Cap Growth Alpha ETF

Notes to Financial Statements (unaudited)

of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income quarterly. Net realized capital gains (if any) are distributed annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the NAV. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund’s equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time and could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Certain provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

18 ½ APRIL 30, 2018

Janus Henderson Small Cap Growth Alpha ETF

Notes to Financial Statements (unaudited)

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the “Offsetting Assets and Liabilities” section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Counterparty	Gross Amounts of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount
Deutsche Bank AG	$639,148	$—	$(639,148)	$—

(a)	Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.
(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Real Estate Investing

The Fund may invest in equity securities of real estate-related companies to the extent such securities are included in the Underlying Index. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Janus Detroit Street Trust ½ 19

Janus Henderson Small Cap Growth Alpha ETF

Notes to Financial Statements (unaudited)

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of April 30, 2018, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $639,148 for equity securities. Gross amounts of recognized liabilities for securities lending (collateral received) as of April 30, 2018 is $653,097, resulting in the net amount due to the counterparty of $13,949.

3. Investment Advisory Agreements and Other Transactions with Affiliates

Under its unitary fee structure, the Fund pays Janus Capital a management fee in return for providing certain investment advisory, supervisory, and administrative services to the Fund, including the costs of transfer agency, custody, fund administration, legal, audit, and other services. Janus Capital’s fee structure is designed to pay substantially all of the Fund’s expenses. However, the Fund bears other expenses which are not covered under the management fee which may vary and affect the total level of expenses paid by shareholders, such as distribution fees (if any), brokerage expenses or commissions, interest, dividends, taxes, litigation expenses, acquired fund fees and expenses (if any), and extraordinary expenses. The Fund’s management fee is calculated daily and paid monthly. The Fund’s contractual management fee rate (expressed as an annual rate) is 0.50% of the Fund’s average daily net assets.

State Street Bank and Trust Company (“State Street”) provides certain fund administration services to the Fund, including services related to the Fund’s accounting, including calculating the daily NAV, audit, tax, and reporting obligations, pursuant to an agreement with Janus Capital, on behalf of the Fund. As compensation for such services, Janus Capital pays State Street a fee based on a percentage of the Fund’s assets, with a minimum flat fee, for certain services. Janus Capital serves as administrator to the Fund, providing oversight and coordination of the Fund’s service providers, recordkeeping and other administrative services. Janus Capital does not receive any additional compensation, beyond the unitary fee, for serving as administrator. State Street also serves as transfer agent for the shares of the Fund.

20 ½ APRIL 30, 2018

Janus Henderson Small Cap Growth Alpha ETF

Notes to Financial Statements (unaudited)

The Trust has adopted a Distribution and Servicing Plan for shares of the Fund pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan permits compensation in connection with the distribution and marketing of Fund shares and/or the provision of certain shareholder services. The Plan permits the Fund to pay ALPS Distributors, Inc. (the “Distributor”) or its designee, a fee for the sale and distribution and/or shareholder servicing of the shares at an annual rate of up to 0.25% of average daily net assets of the Fund. However, the Trustees have determined not to authorize payment under this Plan at this time. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor or its designee for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. The 12b-1 fee may only be imposed or increased when the Trustees determine that it is in the best interests of shareholders to do so. Because these fees are paid out of the Fund’s assets on an ongoing basis, to the extent that a fee is authorized, over time they will increase the cost of an investment in the Fund. The Plan fee may cost an investor more than other types of sales charges.

As of April 30, 2018, Janus Capital owned 2,000 shares or 0.67% of the Fund.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended April 30, 2018, the Fund engaged in cross trades amounting to $145,068 in purchases and $307,718 in sales, resulting in a net realized gain of $27,341. The net realized gain is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended April 30, 2018 can be found in a table located in the Schedule of Investments.

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses, in-kind transactions and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of October 31, 2017, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule For the year October 31, 2017 No Expiration		Accumulated Capital Losses
Short-Term	Long-Term
$(39,027)	$(41,033)	$(80,060)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of April 30, 2018 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$11,477,938	$1,111,069	$(645,719)	$465,350

Janus Detroit Street Trust ½ 21

Janus Henderson Small Cap Growth Alpha ETF

Notes to Financial Statements (unaudited)

5. Capital Share Transactions

	Period ended April 30, 2018		Year ended October 31, 2017
	Shares	Amount	Shares	Amount
Shares sold	100,000	$3,767,939	200,000	$6,541,633
Shares repurchased	(50,000)	(1,937,170)	(100,000)	(3,384,386)
Net Increase/(Decrease)	50,000	$1,830,769	100,000	$3,157,247

6. Purchases and Sales of Investment Securities

For the period ended April 30, 2018, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$6,086,435	$6,071,459	$—	$—

For the period ended April 30, 2018, the cost of in-kind purchases and proceeds from in-kind sales, were as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$3,767,312	$1,943,506	$—	$—

During the period ended April 30, 2018, the Fund had net realized gain/(loss) of $574,148 from in-kind redemptions. Gains on in-kind transactions are not considered taxable for federal income tax purposes.

7. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”) to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the Fund’s financial statements.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to April 30, 2018 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

22 ½ APRIL 30, 2018

Janus Henderson Small Cap Growth Alpha ETF

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus Henderson at 1-800-525-0020 (toll free).

Licensing Agreements

Janus Index & Calculation Services LLC (“Janus Index Services”) is the Index Provider for the Underlying Index. Janus Capital has entered into a license agreement with Janus Index Services to use the Underlying Index. Janus Index Services is affiliated with the Fund and Janus Capital. This affiliation may create potential conflicts for Janus Index Services as it may have an interest in the performance of the Fund, which could motivate it to alter the Underlying Index methodology for the Underlying Index. Janus Index Services has adopted procedures that it believes are reasonably designed to mitigate these and other potential conflicts.

Janus Index Services is the licensor of certain trademarks, service marks, and trade names. Neither Janus Index Services nor any of its affiliates make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general market performance. The Underlying Index is determined, composed, and calculated by Janus Index Services without regard to Janus Capital or the Fund. Janus Index Services has no obligation to take the needs of Janus Capital or the owners of the Fund into consideration in determining, composing, or calculating the Underlying Index. Janus Index Services is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash.

ALTHOUGH JANUS INDEX SERVICES SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE UNDERLYING INDEX FROM SOURCES WHICH IT CONSIDERS RELIABLE, IT DOES NOT GUARANTEE THE QUALITY, ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND SHALL HAVE NO LIABILITY FOR ERRORS OR OMISSIONS OF ANY KIND RELATED TO THE UNDERLYING INDEX OR DATA. JANUS INDEX SERVICES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY JANUS CAPITAL, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED TO JANUS CAPITAL FOR ANY OTHER USE. JANUS INDEX SERVICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL IT HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Janus Capital does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and Janus Capital shall have no liability for any errors, omissions or interruptions therein. Janus Capital makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. Janus Capital makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Janus Capital have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index even if notified of the possibility of such damages.

Janus Detroit Street Trust ½ 23

Janus Henderson Small Cap Growth Alpha ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

APPROVAL OF ADVISORY AGREEMENT FOR JANUS SMALL CAP GROWTH ALPHA ETF AND JANUS SMALL/MID CAP GROWTH ALPHA ETF

There was no advisory agreement approved or renewed during the period; however, disclosure from the Fund’s most recent approval is provided below.

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Funds (the “Adviser”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the business combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals. The consummation of the Merger may be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the advisory agreement between the Fund and Janus Capital. As a result, the consummation of the Merger will cause such advisory agreement to terminate automatically in accordance with its terms.

The Trustees of the Trust, the majority of whom are Independent Trustees met on October 24, 2016, and at various times in advance of that date, which meeting was called for the purpose of considering the proposed investment management agreement (the “New Investment Management Agreement”) between the Adviser as a subsidiary of Henderson following the consummation of the Merger and the following series of the Trust: Janus Small Cap Growth Alpha ETF, Janus Small/Mid Cap Growth Alpha ETF, The Organics ETF, The Long-Term Care ETF, The Obesity ETF, The Health and Fitness ETF, Janus Velocity Tail Risk Hedged Large Cap ETF and Janus Velocity Volatility Hedged Large Cap ETF (each a “Fund” and collectively, the “Funds”). The Independent Trustees met with representatives of the Adviser to discuss the anticipated effects of the Merger. During these meetings, the Adviser indicated its belief that the Merger would not adversely affect the continued operation of the Funds or the capabilities of the investment advisory personnel who currently manage the Funds to continue to provide these and other services to the Funds at the current levels. The Adviser also indicated that it believed that the Merger could provide certain benefits to the Funds but that there could be no assurance as to any particular benefits that might result.

In the course of their consideration of the New Investment Management Agreement, the Trustees met in executive session and were advised by their independent counsel. In this regard, the Board, including the Independent Trustees, evaluated the terms of the New Investment Management Agreement and reviewed the duties and responsibilities of the Trustees in evaluating and approving such agreements. In considering approval of the Investment Management Agreement, the Board, including the Independent Trustees, reviewed the board materials (the “Materials”) and other information provided in advance of the meeting from counsel, the Adviser, as well as from Henderson, including: (i) a copy of the form of New Investment Management Agreement, with respect to the Adviser’s management of the assets of each Fund; (ii) information describing the nature, quality and extent of the services that will be provided to each Fund, and the fees that will be charged to the Funds; (iii) information concerning the Adviser’s and Henderson’s financial condition, business, operations, portfolio management teams and compliance programs; (iv) information describing each Fund’s anticipated advisory fee and operating expenses; (v) information concerning the anticipated structure of the post-Merger entity (“Janus Henderson”); and (v) a memorandum from counsel on the responsibilities of trustees in considering investment advisory arrangements under the 1940 Act. The Board also considered presentations made by, and discussions held with, representatives of the Adviser. The Board also noted the information previously provided to the Board during 2016 related to the initial approvals of each Fund.

During its review of this information, the Board focused on and analyzed the factors that the Board deemed relevant, including, among other matters:

1)	That the material terms regarding advisory services pursuant to the New Investment Management Agreement are substantially identical to the terms of the current investment management agreement with the Adviser;

2)	That there is not expected to be any diminution in the nature, extent and quality of the services provided to the Funds and their shareholders by Janus Henderson, including compliance services;

3)	The commitment of the Adviser to retain key personnel currently employed by the Adviser who provide services to the Funds;

4)	That the manner in which each Fund’s assets are managed would not change as a result of the Merger, and that the same portfolio managers managing each Fund’s assets are expected to continue to do so after the Merger;

24 ½ APRIL 30, 2018

Janus Henderson Small Cap Growth Alpha ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

5)	The terms and conditions of the New Investment Management Agreement, including the current advisory fee rates and operational expenses, are the same as the current fee rates under the current investment management agreement;

6)	That each Fund’s expense ratios are not expected to increase as a result of the Merger or approval of the New Investment Management Agreement;

7)	That the fees and expense ratios of the Funds relative to comparable investment companies continued to be reasonable given the quality of services provided;

8)	The history, reputation, qualification and background of Henderson, as well as its financial condition;

9)	The reputation, financial strength, corporate structure and capital resources of Henderson and its investment advisory subsidiaries and the anticipated financial strength of Janus Henderson;

10)	The long-term business goals of the Adviser and Henderson with respect to the Funds;

11)	That, pursuant to the terms of the Merger, Henderson has acknowledged the Advisor’s reliance upon the benefits and protections provided by Section 15(f) and has agreed not to take, and to cause its affiliates not to take, any action that would have the effect, directly or indirectly, of causing the requirements of any of the provisions of Section 15(f) not to be met in respect of the Merger;

12)	That shareholders would not bear any costs in connection with the Merger, that the Adviser will bear the costs, fees and expenses incurred by the Funds in connection with the Proxy Statement, including all expenses in connection with the solicitation of proxies, the fees and expenses of attorneys relating to the Merger and Proxy Statement, and other fees and expenses incurred by the Funds, if any, in connection with the Merger;

13)	The Adviser’s commitment to provide resources to the Funds and the potential for increased distribution capabilities as a result of the Merger, which have the potential to result in long-term economies of scale; and

14)	That the Adviser and Henderson would derive benefits from the Merger and that, as a result, they have a different financial interest in the matters that were being considered than do Fund shareholders.

In connection with their consideration of the New Investment Advisory Agreement on October 24 2016, the Board noted that, in February 2016, April 2016 and October 2016, the Board had initially approved the respective Funds’ current investment advisory agreements. The Trustees considered that, in connection with the foregoing approvals, the Board had determined that the Adviser had the capabilities, resources and personnel necessary to provide the services to each Fund required under the current investment advisory agreement, and the advisory fee rates paid by each Fund, taking into account the unitary fees charged to the Funds, represented reasonable compensation to the Adviser in light of the services provided. The Trustees noted that the Board also considered the cost to the Adviser of providing those services, potential economies of scale as each Fund’s assets grow, the fees and expenses paid by other comparable funds, and such other matters as the Board had considered relevant in the exercise of their reasonable business judgment.

To inform their consideration of the New Agreement, the Independent Trustees received and considered responses by the Adviser and Henderson to inquiries requesting information regarding: Henderson’s structure, operations, financial resources and key personnel; the material aspects of the Merger, the proposed operations of Janus Henderson and its compliance program, code of ethics, trading policies and key management and investment personnel, including each Fund’s portfolio managers; and anticipated changes to the management or operations of the Board and the Funds, including, if applicable, any changes to the Funds’ service providers, advisory fees and expense structure.

In considering the information and materials described above, the Independent Trustees received assistance from, and met separately with, independent legal counsel and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements. The Board did not identify any particular information that was most relevant to its consideration to approve the New Investment Management Agreement for each Fund and each Trustee may have afforded different weight to the various factors. Legal counsel to the Independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the approval of the New Agreement. In determining whether to approve the New Investment Management Agreement, the Board considered the best interests of each Fund separately.

In voting to approve the New Investment Management Agreement, the Board considered the overall fairness of the New Investment Management Agreement and factors it deemed relevant with respect to each Fund, including, but not limited

Janus Detroit Street Trust ½ 25

Janus Henderson Small Cap Growth Alpha ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

to: (i) the nature, extent and quality of the services to be provided by Janus Henderson, (ii) that the investment personnel who currently manage the Funds would continue to manage the Funds as employees of Janus Henderson, (iii) that the fees and expenses of the Funds after the Transaction are expected to remain the same, (iv) the projected profitability of the Funds to Janus Henderson and its affiliates; (v) whether the projected economies of scale would be realized as the Funds grow and whether any breakpoints are appropriate at certain asset levels and (vi) other benefits that may accrue Janus Henderson from its relationship with the Funds. The Board also considered that the Transaction might not be consummated if the New Investment Management Agreement was not approved by the Board and the shareholders of each Fund.

Although not meant to be all-inclusive, set forth below is a description of the information and certain factors that were considered by the Board, including the Independent Trustees in deciding to approve the New Investment Management Agreement in respect of each Fund:

The nature, extent and quality of services to be provided by Janus Henderson; personnel and operations of Janus Henderson.

In considering the nature, extent and quality of the services to be provided by Janus Henderson under the New Investment Management Agreement, the Board considered that the terms of the New Investment Management Agreement are substantially similar to the terms of the current investment management agreement. The Board considered that the level of service and manner in which each Fund’s assets are managed were expected to remain the same.

The Board considered that, for a period of time after closing, the Adviser expects that the operations of Janus Henderson, as they relate to the Funds, would be the same as those of the Adviser. The Board considered that the Adviser’s key personnel who provide services to the Funds are expected to provide those same services after the Merger. The Board also noted that the Merger is not expected to result in any change in the structure or operations of the Funds and that the Adviser does not currently anticipate any immediate changes to the Funds’ key service providers.

In evaluating Janus Henderson, the Board considered the history, background, reputation and qualification of the Adviser and Henderson, as well as their personnel and Henderson’s financial condition. The Board considered that Henderson is a global asset management firm that was established in 1934, and that it has a long history of asset management around the world. The Board also considered Henderson’s capabilities, experience, corporate structure and capital resources, as well as the Adviser’s long-term business goals with respect to the Janus Henderson Merger and the Funds.

Based on its consideration and review of the foregoing information, the Board determined that each Fund was likely to benefit from the nature, quality and extent of these services, as well as the Janus Henderson’s ability to render such services based on their experience, personnel, operations and resources.

Cost of the services to be provided and profits to be realized by Janus Henderson from the relationship with the Funds; “fall-out” benefits.

The Board noted that the unitary fee currently in place for each Fund will remain in place and unchanged under the New Investment Management Agreement.

The Board also discussed the anticipated costs and projected profitability of Janus Henderson in connection with its serving as investment adviser to each Fund, including operational costs. In addition, the Board discussed that the Funds’ expenses were not expected to increase materially as a result of the Merger. The Board also noted that Henderson does not currently provide any investment management services to other exchange traded funds. In light of the nature, extent and quality of services proposed to be provided by Janus Henderson and the costs expected to be incurred by Janus Henderson in rendering those services, the Board concluded that the level of fees proposed to be paid to Janus Henderson with respect to the Funds were fair and reasonable.

The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale.

The Board next discussed potential economies of scale. The Board discussed the promised continued commitment to expand the distribution of Fund shares, and the potential for increased distribution capabilities as a result of the Merger, which have the potential to result in long-term economies of scale.

The Board also noted that since the Trust is newly formed, the eventual aggregate amount of assets was uncertain, and therefore specific information concerning the extent to which economies of scale would be realized as each Fund grows

26 ½ APRIL 30, 2018

Janus Henderson Small Cap Growth Alpha ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

and whether fee levels would reflect such economies of scale, if any, was difficult to determine. The Board recognized the uncertainty in launching new investment products and estimating future asset levels.

Other Benefits to Janus Henderson.

The Board considered other potential benefits that may accrue to Janus Henderson as a result of its relationship with the Funds, which include reputational benefits that may enhance Janus Henderson’s ability to gain business opportunities from other clients.

Conclusion.

No single factor was determinative to the decision of the Board. Based on, but not limited to, the foregoing, and such other matters as were deemed relevant, the Board concluded that the New Investment Management Agreement was fair and reasonable in light of the services to be performed, fees, expenses and such other matters as the Board considered relevant in the exercise of its business judgment.

After full consideration of the above factors, as well as other factors, the Trustees, with the Independent Trustees voting separately, determined to approve the New Investment Management Agreement with respect to the Funds.

Janus Detroit Street Trust ½ 27

Janus Henderson Small Cap Growth Alpha ETF

Notes

28 ½ APRIL 30, 2018

Janus Henderson Small Cap Growth Alpha ETF

Notes

Janus Detroit Street Trust ½ 29

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Janus Capital Management LLC is the investment adviser and ALPS Distributors, Inc. is the distributor. ALPS is not affiliated with Janus Henderson or any of its subsidiaries.

125-24-93061 04-18

SEMIANNUAL REPORT

April 30, 2018

Janus Henderson Small/Mid Cap Growth Alpha ETF

Janus Detroit Street Trust

Janus Henderson Small/Mid Cap Growth Alpha ETF (unaudited)

INVESTMENT OBJECTIVE

Janus Henderson Small/Mid Cap Growth Alpha ETF seeks investment results that correspond generally, before fees and expenses, to the performance of its underlying index, the Janus Small/Mid Cap Growth Alpha Index. It pursues its investment objective by using a passive index-based approach, normally investing at least 80% of its net assets in securities that comprise its underlying index.

PERFORMANCE OVERVIEW

•	U.S. small- and mid-cap equities were up for the six-month period, but were volatile. The anticipation that corporate tax reform would help boost future earnings for smaller-cap companies helped drive returns into January. However, concerns over inflation and faster-than-expected interest rate hikes created volatility, as did fears about protectionist trade policies. Consumer staples and technology were the top-performing sectors within the Russell 2500TM Growth Index, while utilities and real estate lagged.

•	During the period, the Janus Henderson Small/Mid Cap Growth Alpha ETF (JSMD) returned 8.45% (based on NAV); its primary benchmark, the Janus Small/Mid Cap Growth Alpha Index, returned 8.56%, and its secondary benchmark, the Russell 2500TM Growth Index, returned 5.37%.

•	JSMD seeks investment results that correspond generally, before fees and expenses, to the performance of its primary benchmark. The strategy seeks to provide risk-adjusted outperformance by identifying top-tier small- and mid-cap companies with some of the strongest fundamentals that the advisor believes can deliver sustainable growth in a variety of market environments.

Janus Detroit Street Trust ½ 1

Janus Henderson Small/Mid Cap Growth Alpha ETF (unaudited)

Fund At A Glance

April 30, 2018

5 Largest Equity Holdings – (% of Net Assets)
ABIOMED, Inc.
Health Care Equipment & Supplies	2.9%
Arista Networks, Inc.
Communications Equipment	2.7%
Westlake Chemical Corp.
Chemicals	2.6%
Sirius XM Holdings, Inc.
Media	2.5%
VMware, Inc. - Class A
Software	1.9%

12.6%

Sector Allocation – (% of Net Assets)
Consumer, Non-cyclical	25.3%
Technology	18.4%
Consumer, Cyclical	15.3%
Industrial	14.4%
Communications	11.5%
Financial	10.4%
Investment Companies	3.5%
Basic Materials	3.1%
Energy	1.6%

103.5%

Holdings	are subject to change without notice.

2 ½ APRIL 30, 2018

Janus Henderson Small/Mid Cap Growth Alpha ETF (unaudited)

Performance

Average Annual Total Return for the periods ended April 30, 2018
	Fiscal Year-to-Date	One Year	Since Inception*
Janus Henderson Small/Mid Cap Growth Alpha ETF – NAV	8.45%	20.22%	24.73%
Janus Henderson Small/Mid Cap Growth Alpha ETF – Market Price	8.27%	19.87%	24.70%
Janus Small/Mid Cap Growth Alpha Index	8.56%	20.57%	25.24%
Russell 2500TM Growth Index	5.37%	17.10%	22.89%

Total annual expense ratio as stated in the February 28, 2018 prospectus: 0.50%.

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/performance.

Shares of ETFs are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Market returns are based upon the midpoint of the bid/ask spread at 4:00 p.m. Eastern time (when NAV is normally determined for most ETFs), and do not represent the returns you would receive if you traded shares at other times. Ordinary brokerage commissions apply and will reduce returns.

ETF shares are not individually redeemable and owners of the shares may acquire those shares from the Fund and tender those shares for redemption to the Fund in Creation Units only.

Investing involves risk, including the possible loss of principal and fluctuation of value.

Performance depends on that of the underlying index.

See the prospectus for a more complete discussion of objectives, risks and expenses.

Returns include reinvestment of dividends and capital gains. Returns greater than one year are annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

See Financial Highlights for actual expense ratios during the reporting period.

There is no assurance the stated objective(s) will be met.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

The index provider is Janus Index and Calculation Services LLC (“Janus Index”). Janus Index maintains the indices and calculates the index levels and performance shown or discussed, but does not manage actual assets. Janus index receives compensation in connection with licensing its indices to third parties including the provision of any related data.

Effective January 1, 2018 Benjamin Wang and Scott Weiner are Co-Portfolio Managers of the Fund.

*	The Fund commenced operations on February 23, 2016.

Janus Detroit Street Trust ½ 3

Janus Henderson Small/Mid Cap Growth Alpha ETF (unaudited)

Disclosure of Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include creation and redemption fees or brokerage charges and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other ETFs. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to determine the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. These fees are fully described in the Fund’s prospectus. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Actual			Hypothetical (5% return before expenses)
Beginning Account Value (11/1/17)	Ending Account Value (4/30/18)	Expenses Paid During Period (11/1/17 - 4/30/18)†	Beginning Account Value (11/1/17)	Ending Account Value (4/30/18)	Expenses Paid During Period (11/1/17 - 4/30/18)†	Net Annualized Expense Ratio (11/1/17 - 4/30/18)
$1,000.00	$1,084.50	$2.58	$1,000.00	$1,022.32	$2.51	0.50%

†	Expenses Paid During Period is equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

4 ½ APRIL 30, 2018

Janus Henderson Small/Mid Cap Growth Alpha ETF

Schedule of Investments (unaudited)

April 30, 2018

	Shares	Value
Common Stocks – 100.0%
Aerospace & Defense – 1.1%
HEICO Corp.	4,099	$360,097
Airlines – 1.7%
Allegiant Travel Co.	685	109,771
Hawaiian Holdings, Inc.	2,191	90,269
JetBlue Airways Corp.*	13,741	263,690
Spirit Airlines, Inc.*	2,911	103,981

		567,711
Auto Components – 1.2%
American Axle & Manufacturing Holdings, Inc.*	3,277	50,269
Dorman Products, Inc.*	986	63,360
Fox Factory Holding Corp.*	1,105	36,741
Gentex Corp.	8,117	184,581
LCI Industries	739	70,427

		405,378
Automobiles – 0.6%
Thor Industries, Inc.	1,553	164,835
Winnebago Industries, Inc.	931	35,285

		200,120
Beverages – 0.2%
National Beverage Corp.	885	78,199
Biotechnology – 1.2%
MiMedx Group, Inc.*,#	8,162	67,010
United Therapeutics Corp.*	3,176	349,709

		416,719
Building Products – 1.7%
AAON, Inc.	2,238	76,092
American Woodmark Corp.*	750	61,650
Builders FirstSource, Inc.*	4,820	87,868
Continental Building Products, Inc.*	1,598	44,904
Patrick Industries, Inc.*	1,078	61,338
PGT Innovations, Inc.*	2,118	36,959
Trex Co., Inc.*	1,261	130,993
Universal Forest Products, Inc.	2,610	83,207

		583,011
Capital Markets – 1.9%
Diamond Hill Investment Group, Inc.	128	25,014
Evercore, Inc. - Class A	1,470	148,837
Financial Engines, Inc.	2,256	100,730
Houlihan Lokey, Inc.	950	42,275
MarketAxess Holdings, Inc.	1,343	266,760
Moelis & Co. - Class A	1,252	67,358

		650,974
Chemicals – 2.8%
Chase Corp.	603	67,536
Westlake Chemical Corp.	8,263	883,893

		951,429
Commercial Banks – 3.3%
Ameris Bancorp	1,333	68,916
Bank of the Ozarks, Inc.	4,620	216,216
Bankwell Financial Group, Inc.	275	8,685
Customers Bancorp, Inc.*	1,114	32,105
Eagle Bancorp, Inc.*	1,214	71,262
FB Financial Corp.	1,087	43,295
Franklin Financial Network, Inc.*	475	16,008
Hilltop Holdings, Inc.	3,414	76,542
Independent Bank Group, Inc.	1,014	72,400

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Detroit Street Trust ½ 5

Janus Henderson Small/Mid Cap Growth Alpha ETF

Schedule of Investments (unaudited)

April 30, 2018

	Shares	Value
Common Stocks – (continued)
Commercial Banks – (continued)
Live Oak Bancshares, Inc.	1,424	$ 40,228
Metropolitan Bank Holding Corp.*	293	13,868
National Commerce Corp.*	530	22,949
Nicolet Bankshares, Inc.*	350	19,449
People’s Utah Bancorp	658	20,957
Preferred Bank	475	30,276
ServisFirst Bancshares, Inc.	1,890	79,304
TriState Capital Holdings, Inc.*	1,032	25,800
Triumph Bancorp, Inc.*	739	28,710
Western Alliance Bancorp*	3,761	221,824

		1,108,794
Commercial Services & Supplies – 3.2%
Copart, Inc.*	9,906	505,998
Healthcare Services Group, Inc.	3,150	121,684
Hudson Technologies, Inc.*	1,799	7,880
Rollins, Inc.	9,313	451,867

		1,087,429
Communications Equipment – 4.5%
Acacia Communications, Inc.*	1,854	52,190
Applied Optoelectronics, Inc.*,#	904	28,892
Arista Networks, Inc.*	3,441	910,317
Casa Systems, Inc.*,#	3,734	87,338
Ciena Corp.*	6,729	173,272
Ubiquiti Networks, Inc.*,#	3,625	258,317

		1,510,326
Computers & Peripherals – 0.1%
USA Technologies, Inc.*	2,501	21,884
Construction & Engineering – 0.8%
Argan, Inc.	667	26,680
Comfort Systems USA, Inc.	1,589	67,056
Dycom Industries, Inc.*	1,324	137,511
Goldfield Corp.*	1,087	4,565
NV5 Global, Inc.*	458	26,953

		262,765
Construction Materials – 1.5%
Eagle Materials, Inc.	3,103	307,073
Summit Materials, Inc. - Class A*	7,021	197,571

		504,644
Consumer Finance – 0.7%
Credit Acceptance Corp.*	685	226,625
Distributors – 0.5%
Pool Corp.	1,196	166,017
Diversified Consumer Services – 0.4%
Grand Canyon Education, Inc.*	1,424	148,082
Electrical Equipment – 0.7%
Acuity Brands, Inc.	1,799	215,466
TPI Composites, Inc.*	1,452	32,888

		248,354
Electronic Equipment & Instruments – 3.0%
Airgain, Inc.*	448	3,562
Coherent, Inc.*	1,160	195,135
Control4 Corp.*	1,205	25,112
ePlus, Inc.*	649	51,823
IPG Photonics Corp.*	2,519	536,623
Kimball Electronics, Inc.*	1,243	19,701
SYNNEX Corp.	1,872	187,518

		1,019,474

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6 ½ APRIL 30, 2018

Janus Henderson Small/Mid Cap Growth Alpha ETF

Schedule of Investments (unaudited)

April 30, 2018

	Shares	Value
Common Stocks – (continued)
Energy Equipment & Services – 0.1%
Mammoth Energy Services, Inc.*	1,078	$ 35,014
Equity Real Estate Investment Trusts (REITs) – 2.0%
CareTrust, Inc.	913	12,061
CoreSite Realty Corp.	411	42,785
CubeSmart	2,173	63,973
CyrusOne, Inc.	1,142	61,200
Four Corners Property Trust, Inc.	730	16,542
Gaming and Leisure Properties, Inc.	2,501	85,709
Healthcare Trust of America, Inc. - Class A	2,439	60,951
Hudson Pacific Properties, Inc.	1,845	60,645
Jernigan Capital, Inc.	174	3,341
Kilroy Realty Corp.	1,169	83,782
National Storage Affiliates Trust	594	15,634
STORE Capital Corp.	2,319	58,508
Summit Hotel Properties, Inc.	1,223	17,709
Sun Communities, Inc.	950	89,157
Terreno Realty Corp.	658	24,445

		696,442
Food & Staples Retailing – 0.2%
Sprouts Farmers Market, Inc.*	2,538	63,526
Food Products – 1.2%
Calavo Growers, Inc.	338	31,671
Hostess Brands, Inc.*	1,908	26,807
Lamb Weston Holdings, Inc.	2,784	181,851
Pilgrim’s Pride Corp.*	4,738	102,341
Sanderson Farms, Inc.	438	48,688

		391,358
Health Care Equipment & Supplies – 10.1%
Abaxis, Inc.	1,671	111,238
ABIOMED, Inc.*	3,250	978,087
Anika Therapeutics, Inc.*	1,078	47,443
Cantel Medical Corp.	3,076	344,727
Glaukos Corp.*	2,538	85,480
Globus Medical, Inc. - Class A*	5,332	272,945
Inogen, Inc.*	1,553	218,321
LeMaitre Vascular, Inc.	1,415	44,502
Masimo Corp.*	3,797	340,705
Neogen Corp.*	3,788	258,152
NuVasive, Inc.*	3,770	200,602
Tactile Systems Technology, Inc.*	1,324	46,088
West Pharmaceutical Services, Inc.	5,451	480,833

		3,429,123
Health Care Providers & Services – 1.5%
AMN Healthcare Services, Inc.*	3,505	234,309
HealthEquity, Inc.*	4,455	292,560

		526,869
Health Care Technology – 1.8%
Simulations Plus, Inc.	1,279	21,040
Veeva Systems, Inc. - Class A*	8,565	600,663

		621,703
Hotels, Restaurants & Leisure – 2.6%
Bojangles’, Inc.*	1,087	16,033
Chuy’s Holdings, Inc.*	503	14,386
Dave & Buster’s Entertainment, Inc.*	1,196	50,818
Dunkin’ Brands Group, Inc.	2,419	147,462
Hilton Grand Vacations, Inc.*	2,911	125,173
ILG, Inc.	3,670	125,257

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Detroit Street Trust ½ 7

Janus Henderson Small/Mid Cap Growth Alpha ETF

Schedule of Investments (unaudited)

April 30, 2018

	Shares	Value
Common Stocks – (continued)
Hotels, Restaurants & Leisure – (continued)
Monarch Casino & Resort, Inc.*	521	$ 22,226
Nathan’s Famous, Inc.	122	9,998
Papa John’s International, Inc.	986	61,132
Planet Fitness, Inc. - Class A*	2,565	103,344
Shake Shack, Inc. - Class A*	769	36,612
Texas Roadhouse, Inc.	2,100	134,568
Wingstop, Inc.	859	41,971

		888,980
Household Durables – 1.6%
Century Communities, Inc.*	868	26,691
Hamilton Beach Brands Holding Co. - Class A	210	4,672
Hooker Furniture Corp.	348	13,137
Installed Building Products, Inc.*	941	54,296
LGI Homes, Inc.*	658	45,534
M/I Homes, Inc.*	822	25,054
PulteGroup, Inc.	8,455	256,694
Roku, Inc.*	531	17,279
TopBuild Corp.*	1,051	83,765

		527,122
Insurance – 0.6%
AmTrust Financial Services, Inc.	7,077	91,223
Health Insurance Innovations, Inc. - Class A*	457	13,025
Heritage Insurance Holdings, Inc.	950	14,915
Kingstone Cos., Inc.	377	6,447
Kinsale Capital Group, Inc.	750	38,662
Universal Insurance Holdings, Inc.	1,252	40,627

		204,899
Internet & Catalog Retail – 0.2%
Duluth Holdings, Inc. - Class B *,#	859	14,904
Liberty Expedia Holdings, Inc. - Class A*	1,689	68,911

		83,815
Internet Software & Services – 4.1%
Alteryx, Inc. - Class A*	1,114	34,813
AutoWeb, Inc.*	611	2,230
CommerceHub, Inc. - Series C*	2,018	45,748
Etsy, Inc.*	5,669	169,730
GrubHub, Inc.*	4,053	409,920
GTT Communications, Inc.*	2,027	97,397
Hortonworks, Inc.*	3,387	57,342
Match Group, Inc.*,#	2,949	138,957
NIC, Inc.	3,085	45,812
Stamps.com, Inc.*	813	185,161
Trade Desk, Inc. - Class A*	1,525	78,034
Twilio, Inc. - Class A*	3,203	135,199

		1,400,343
IT Services – 3.4%
EPAM Systems, Inc.*	2,475	283,016
Euronet Worldwide, Inc.*	2,457	191,917
Jack Henry & Associates, Inc.	3,596	429,650
Luxoft Holding, Inc.*	1,032	41,641
MAXIMUS, Inc.	3,040	205,595

		1,151,819
Leisure Equipment & Products – 0.2%
American Outdoor Brands Corp.*	1,589	17,479
Johnson Outdoors, Inc. - Class A	257	16,643
Malibu Boats, Inc. - Class A*	603	20,321
MCBC Holdings, Inc.*	549	13,176

		67,619

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8 ½ APRIL 30, 2018

Janus Henderson Small/Mid Cap Growth Alpha ETF

Schedule of Investments (unaudited)

April 30, 2018

	Shares	Value
Common Stocks – (continued)
Life Sciences Tools & Services – 3.8%
Cambrex Corp.*	2,410	$ 127,610
ICON PLC*	3,980	468,167
PRA Health Sciences, Inc.*	4,692	385,542
Syneos Health, Inc.*	7,670	292,227

		1,273,546
Machinery – 3.5%
John Bean Technologies Corp.	1,352	145,678
Lydall, Inc.*	739	32,959
Middleby Corp.*	2,383	299,877
Nordson Corp.	2,475	318,285
Proto Labs, Inc.*	1,151	137,142
Toro Co.	4,592	268,127

		1,202,068
Media – 3.0%
AMC Networks, Inc. - Class A*	1,479	76,908
Cable One, Inc.	168	106,700
Sirius XM Holdings, Inc.#	132,219	836,946

		1,020,554
Metals & Mining – 0.3%
Warrior Met Coal, Inc.	4,355	101,254
Mortgate Real Estate Investment Trusts (REITs) – 0.8%
Cherry Hill Mortgage Investment Corp.	466	8,211
Granite Point Mortgage Trust, Inc.	1,571	26,141
Great Ajax Corp.	649	8,722
New Residential Investment Corp.	12,345	215,791
Sutherland Asset Management Corp.	1,169	16,834

		275,699
Oil, Gas & Consumable Fuels – 1.1%
Cheniere Energy Partners LP Holdings LLC	5,606	156,408
Energy XXI Gulf Coast, Inc.*	804	4,647
Evolution Petroleum Corp.	804	7,477
RSP Permian, Inc.*	3,862	191,594

		360,126
Pharmaceuticals – 0.4%
Optinose, Inc.*,#	2,775	59,385
Phibro Animal Health Corp. - Class A	1,443	61,039

		120,424
Professional Services – 2.4%
BG Staffing, Inc.	375	7,151
Insperity, Inc.	1,772	142,203
TransUnion*	7,788	505,519
TriNet Group, Inc.*	2,994	154,640

		809,513
Real Estate Management & Development – 0.2%
Consolidated-Tomoka Land Co.	66	4,060
HFF, Inc. - Class A	457	16,059
Marcus & Millichap, Inc.*	448	15,304
Newmark Group, Inc. - Class A*	1,635	24,689
RMR Group, Inc. - Class A	183	13,615

		73,727
Road & Rail – 3.4%
AMERCO	840	283,517
Knight-Swift Transportation Holdings, Inc.	7,596	296,320
Old Dominion Freight Line, Inc.	3,515	470,518
Schneider National, Inc. - Class B	4,008	106,933

		1,157,288

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Detroit Street Trust ½ 9

Janus Henderson Small/Mid Cap Growth Alpha ETF

Schedule of Investments (unaudited)

April 30, 2018

	Shares	Value
Common Stocks – (continued)
Semiconductors & Semiconductor Equipment – 4.4%
Advanced Energy Industries, Inc.*	1,845	$ 109,870
Ambarella, Inc.*	1,553	72,354
Cirrus Logic, Inc.*	2,948	107,514
Ichor Holdings, Ltd.*	1,205	26,630
Microsemi Corp.*	5,477	354,307
ON Semiconductor Corp.*	19,822	437,670
Universal Display Corp.	2,191	192,917
Versum Materials, Inc.	5,076	178,574

		1,479,836
Software – 8.8%
Altair Engineering, Inc. - Class A*	1,232	35,703
Blackbaud, Inc.	2,238	234,901
Blackline, Inc.*	2,465	102,051
Ebix, Inc.	1,470	113,925
Globant SA*	1,635	73,591
Manhattan Associates, Inc.*	3,167	136,371
Paycom Software, Inc.*	2,693	307,568
Qualys, Inc.*	1,799	138,433
SS&C Technologies Holdings, Inc.	9,596	476,441
Tyler Technologies, Inc.*	1,763	385,956
Ultimate Software Group, Inc.*	1,424	341,646
VMware, Inc. - Class A*	4,802	639,915

		2,986,501
Specialty Retail – 2.5%
Boot Barn Holdings, Inc.*	796	15,578
Burlington Stores, Inc.*	2,009	272,923
Five Below, Inc.*	1,625	114,741
Francesca’s Holdings Corp.*	1,069	5,291
Lithia Motors, Inc. - Class A	704	67,485
MarineMax, Inc.*	786	16,978
Penske Automotive Group, Inc.	2,529	114,058
Tractor Supply Co.	3,678	250,104

		857,158
Textiles, Apparel & Luxury Goods – 1.7%
Carter’s, Inc.	1,397	140,147
Michael Kors Holdings, Ltd.*	4,473	306,043
Skechers U.S.A., Inc. - Class A*	3,944	112,404
Superior Uniform Group, Inc.	448	12,015

		570,609
Thrifts & Mortgage Finance – 1.1%
BofI Holding, Inc.*	2,229	89,784
Essent Group, Ltd.*	3,496	115,228
FS Bancorp, Inc.	131	7,543
Merchants Bancorp	1,023	21,872
NMI Holdings, Inc. - Class A*	2,154	29,833
PennyMac Financial Services, Inc. - Class A*	840	17,304
Sterling Bancorp, Inc.	1,890	24,079
Walker & Dunlop, Inc.	1,096	62,592

		368,235
Trading Companies & Distributors – 1.9%
Air Lease Corp.	4,437	184,979
BMC Stock Holdings, Inc.*	2,857	49,283
Foundation Building Materials, Inc.*	1,826	25,655
SiteOne Landscape Supply, Inc.*	1,707	116,930
Watsco, Inc.	1,544	258,496

		635,343
Total Common Stocks (cost $30,789,483)		33,898,545

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10 ½ APRIL 30, 2018

Janus Henderson Small/Mid Cap Growth Alpha ETF

Schedule of Investments (unaudited)

April 30, 2018

	Shares	Value
Investment Companies – 3.5%
Investments Purchased with Cash Collateral from Securities Lending – 3.0%
Janus Henderson Cash Collateral Fund LLC, 1.6310%ºº,£	1,033,609	$ 1,033,609
Money Markets – 0.5%
State Street Institutional U.S. Government Money Market Fund, 1.6332%ºº	164,087	164,087
Total Investment Companies (cost $1,197,696)		1,197,696
Total Investments (total cost $31,987,179) – 103.5%		35,096,241
Liabilities, net of Cash, Receivables and Other Assets – (3.5%)		(1,191,670)
Net Assets – 100%		$33,904,571

Summary of Investments by Country – (Long Positions) (unaudited)

Country	Value	% of Investment Securities
United States	$34,206,799	97.5%
Ireland	468,167	1.3
United Kingdom	306,043	0.9
Luxembourg	73,591	0.2
Switzerland	41,641	0.1
Total	$35,096,241	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income		Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at 4/30/18
Investment Companies – 3.0%
Investments Purchased with Cash Collateral from Securities Lending – 3.0%
Janus Henderson Cash Collateral Fund LLC, 1.6310%ºº	$36,109	Δ	$ —	$ —	$1,033,609

	Share Balance at 10/31/17		Purchases	Sales	Share Balance at 4/30/18
Investment Companies – 3.0%
Investments Purchased with Cash Collateral from Securities Lending – 3.0%
Janus Henderson Cash Collateral Fund LLC, 1.6310%ºº	1,290,848		7,440,791	(7,698,030)	1,033,609

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Detroit Street Trust ½ 11

Janus Henderson Small/Mid Cap Growth Alpha ETF

Notes to Schedule of Investments and Other Information (unaudited)

Janus Small/Mid Cap Growth Alpha Index	Janus Small/Mid Cap Growth Alpha Index is designed to systematically identify small- and midcapitalization stocks that are poised for sustainable growth (Smart Growth®) by evaluating each company’s performance in three critical areas: growth, profitability, and capital efficiency. Janus uses a proprietary methodology to score stocks based on a wide range fundamental measures and selects the top 10% (“top-tier”) of such eligible stocks. Stocks are market cap-weighted within sectors with a 3% maximum position size; sectors are weighted to align with the Janus Henderson Triton Fund.

Russell 2500™ Growth Index	Russell 2500™ Growth Index reflects the performance of U.S. small to mid-cap equities with higher price-to-book ratios and higher forecasted growth values.

LLC	Limited Liability Company

LP	Limited Partnership

PLC	Public Limited Company

*	Non-income producing security.

#	Loaned security; a portion of the security is on loan at April 30, 2018.

ºº	Rate reflects 7 day yield as of April 30, 2018.

£	The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

Δ	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of April 30, 2018. See Notes to Financial Statements for more information.

Valuation Inputs Summary

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks	$33,898,545	$—	$—
Investment Companies	164,087	1,033,609	—

Total Assets	$34,062,632	$1,033,609	$—

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12 ½ APRIL 30, 2018

Janus Henderson Small/Mid Cap Growth Alpha ETF

Statement of Assets and Liabilities (unaudited)

April 30, 2018

Assets:
Unaffiliated investments, at value(1)(2)	$34,062,632
Affiliated investments, at value(3)	1,033,609
Receivables:
Dividends	1,847
Affiliated securities lending income, net	6,593
Total Assets	35,104,681
Liabilities:
Collateral on securities loaned (Note 2)	1,033,609
Payables:
Investments purchased	153,581
Management fees	12,920
Total Liabilities	1,200,110
Net Assets	$33,904,571
Net Assets Consists of:
Capital (par value and paid-in surplus)	$29,456,152
Undistributed net investment income/(loss)	36,442
Undistributed net realized gain/(loss) from investments and foreign currency transactions	1,302,915
Unrealized net appreciation/(depreciation) on investments and foreign currency translations	3,109,062
Total Net Assets	$33,904,571
Net Assets	$33,904,571
Shares outstanding, $0.001 Par Value (unlimited shares authorized)	852,000
Net Asset Value Per Share	$39.79

(1)	Includes cost of $30,953,570.
(2)	Includes $1,005,680 of securities on loan. See Note 2 in Notes to Financial Statements.
(3)	Includes cost of $1,033,609.

See Notes to Financial Statements.

Janus Detroit Street Trust ½ 13

Janus Henderson Small/Mid Cap Growth Alpha ETF

Statement of Operations (unaudited)

For the period ended April 30, 2018

Investment Income:
Dividends	$116,416
Affiliated securities lending income, net	36,109
Total Investment Income	152,525
Expenses:
Management Fees	70,405
Total Expenses	70,405
Net Investment Income/(Loss)	82,120
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$1,352,004
Total Net Realized Gain/(Loss) on Investments	$1,352,004
Change in Unrealized Net Appreciation/Depreciation:
Investments and foreign currency translations	$685,452
Total Change in Unrealized Net Appreciation/Depreciation	685,452
Net Increase/(Decrease) in Net Assets Resulting from Operations	$2,119,576

See Notes to Financial Statements.

14 ½ APRIL 30, 2018

Janus Henderson Small/Mid Cap Growth Alpha ETF

Statements of Changes in Net Assets

	Period Ended April 30, 2018 (unaudited)	Year Ended October 31, 2017
Operations:
Net investment income/(loss)	$82,120	$51,070
Net realized gain/(loss) on investments	1,352,004	1,182,193
Change in unrealized net appreciation/depreciation	685,452	2,633,801
Net Increase/(Decrease) in Net Assets Resulting from Operations	2,119,576	3,867,064
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income	(54,341)	(65,865)
Capital Share Transactions	9,701,424	8,190,682
Net Increase/(Decrease) in Net Assets	11,766,659	11,991,881
Net Assets:
Beginning of period	22,137,912	10,146,031
End of period	$33,904,571	$22,137,912

Undistributed Net Investment Income/(Loss)	$36,442	$8,663

See Notes to Financial Statements.

Janus Detroit Street Trust ½ 15

Janus Henderson Small/Mid Cap Growth Alpha ETF

Financial Highlights

For a share outstanding during the period ended April 30, 2018 (unaudited) and each year or period ended October 31	2018	2017	2016(1)
Net Asset Value, Beginning of Period	$36.77	$28.82	$24.75
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.11	0.10	0.18
Net realized and unrealized gain/(loss)	2.98	7.99	3.93
Total from Investment Operations	3.09	8.09	4.11
Less Dividends and Distributions:
Dividends (from net investment income)	(0.07)	(0.14)	(0.04)
Total Dividends and Distributions	(0.07)	(0.14)	(0.04)
Net Asset Value, End of Period	$39.79	$36.77	$28.82
Total Return*	8.45%	28.14%	16.60%
Net assets, End of Period (in thousands)	$33,905	$22,138	$10,146
Average Net Assets for the Period (in thousands)	$28,395	$16,594	$5,482
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.50%	0.50%	0.50%
Ratio of Net Investment Income/(Loss)	0.58%	0.31%	0.93%
Portfolio Turnover Rate(3)	52%	76%	65%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from February 23, 2016 (commencement of operations) through October 31, 2016.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creation or redemptions.

See Notes to Financial Statements.

16 ½ APRIL 30, 2018

Janus Henderson Small/Mid Cap Growth Alpha ETF

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Small/Mid Cap Growth Alpha ETF (the “Fund”) is a series fund. The Fund is part of Janus Detroit Street Trust (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers seven Funds each of which represent shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. The Fund seeks investment results that correspond generally, before fees and expenses, to the performance of its underlying index, the Janus Small/Mid Cap Growth Alpha Index (the “Underlying Index”). The Fund is classified as diversified, as defined in the 1940 Act.

Unlike shares of traditional mutual funds, shares of the Fund are not individually redeemable and may only be purchased or redeemed directly from the Fund at net asset value (“NAV”) in large increments called “Creation Units” (25,000 or more shares per Creation Unit) through certain participants, known as “Authorized Participants.” The Fund will issue or redeem Creation Units in exchange for portfolio securities and/or cash. Except when aggregated in Creation Units, Fund shares are not redeemable securities of the Fund. Shares of the Fund are listed and trade on The NASDAQ Stock Market LLC (“NASDAQ”) and individual investors can purchase or sell shares in much smaller increments and for cash in the secondary market through a broker. These transactions, which do not involve the Fund, are made at market prices that may vary throughout the day and differ from the Fund’s NAV. As a result, you may pay more than NAV (at a premium) when you purchase shares, and receive less than NAV (at a discount) when you sell shares, in the secondary market.

An Authorized Participant may hold of record more than 25% of the outstanding shares of the Fund. From time to time, Authorized Participants may be a beneficial and/or legal owner of the Fund, may be affiliated with an index provider, may be deemed to have control of the Fund and/or may be able to affect the outcome of matters presented for a vote of the shareholders of the Fund. Authorized Participants may execute an irrevocable proxy granting the Distributor or an affiliate of Janus Capital Management LLC (“Janus Capital” or “Janus”) power to vote or abstain from voting such Authorized Participant’s beneficially or legally owned shares of the Fund. In such cases, the agent shall mirror vote (or abstain from voting) such shares in the same proportion as all other beneficial owners of the Fund.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities, including shares of exchange-traded funds, traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or are deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position.

Janus Detroit Street Trust ½ 17

Janus Henderson Small/Mid Cap Growth Alpha ETF

Notes to Financial Statements (unaudited)

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; and certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of April 30, 2018 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date

18 ½ APRIL 30, 2018

Janus Henderson Small/Mid Cap Growth Alpha ETF

Notes to Financial Statements (unaudited)

of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income quarterly. Net realized capital gains (if any) are distributed annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the NAV. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund’s equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time and could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Certain provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

Janus Detroit Street Trust ½ 19

Janus Henderson Small/Mid Cap Growth Alpha ETF

Notes to Financial Statements (unaudited)

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the “Offsetting Assets and Liabilities” section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Counterparty	Gross Amounts of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount
Deutsche Bank AG	$1,005,680	$—	$(1,005,680)	$—

(a)	Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.
(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Real Estate Investing

The Fund may invest in equity securities of real estate-related companies to the extent such securities are included in the Underlying Index. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a

20 ½ APRIL 30, 2018

Janus Henderson Small/Mid Cap Growth Alpha ETF

Notes to Financial Statements (unaudited)

trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of April 30, 2018, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $1,005,680 for equity securities. Gross amounts of recognized liabilities for securities lending (collateral received) as of April 30, 2018 is $1,033,609, resulting in the net amount due to the counterparty of $27,929.

3. Investment Advisory Agreements and Other Transactions with Affiliates

Under its unitary fee structure, the Fund pays Janus Capital a management fee in return for providing certain investment advisory, supervisory, and administrative services to the Fund, including the costs of transfer agency, custody, fund administration, legal, audit, and other services. Janus Capital’s fee structure is designed to pay substantially all of the Fund’s expenses. However, the Fund bears other expenses which are not covered under the management fee which may vary and affect the total level of expenses paid by shareholders, such as distribution fees (if any), brokerage expenses or commissions, interest, dividends, taxes, litigation expenses, acquired fund fees and expenses (if any), and extraordinary expenses. The Fund’s management fee is calculated daily and paid monthly. The Fund’s contractual management fee rate (expressed as an annual rate) is 0.50% of the Fund’s average daily net assets.

State Street Bank and Trust Company (“State Street”) provides certain fund administration services to the Fund, including services related to the Fund’s accounting, including calculating the daily NAV, audit, tax, and reporting obligations, pursuant to an agreement with Janus Capital, on behalf of the Fund. As compensation for such services, Janus Capital

Janus Detroit Street Trust ½ 21

Janus Henderson Small/Mid Cap Growth Alpha ETF

Notes to Financial Statements (unaudited)

pays State Street a fee based on a percentage of the Fund’s assets, with a minimum flat fee, for certain services. Janus Capital serves as administrator to the Fund, providing oversight and coordination of the Fund’s service providers, recordkeeping and other administrative services. Janus Capital does not receive any additional compensation, beyond the unitary fee, for serving as administrator. State Street also serves as transfer agent for the shares of the Fund.

The Trust has adopted a Distribution and Servicing Plan for shares of the Fund pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan permits compensation in connection with the distribution and marketing of Fund shares and/or the provision of certain shareholder services. The Plan permits the Fund to pay ALPS Distributors, Inc. (the “Distributor”) or its designee, a fee for the sale and distribution and/or shareholder servicing of the shares at an annual rate of up to 0.25% of average daily net assets of the Fund. However, the Trustees have determined not to authorize payment under this Plan at this time. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor or its designee for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. The 12b-1 fee may only be imposed or increased when the Trustees determine that it is in the best interests of shareholders to do so. Because these fees are paid out of the Fund’s assets on an ongoing basis, to the extent that a fee is authorized, over time they will increase the cost of an investment in the Fund. The Plan fee may cost an investor more than other types of sales charges.

As of April 30, 2018, Janus Capital owned 2,000 shares or 0.23% of the Fund.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended April 30, 2018, the Fund engaged in cross trades amounting to $307,718 in purchases and $145,068 in sales, resulting in a net realized gain of $1,107. The net realized gain is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended April 30, 2018 can be found in a table located in the Schedule of Investments.

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses, in-kind transactions and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of October 31, 2017, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule For the year ended October 31, 2017
No Expiration		Accumulated
Short-Term	Long-Term	Capital Losses
$(27,676)	$(8,328)	$(36,004)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of April 30, 2018 are noted below.

22 ½ APRIL 30, 2018

Janus Henderson Small/Mid Cap Growth Alpha ETF

Notes to Financial Statements (unaudited)

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$32,006,462	$4,458,283	$(1,368,504)	$3,089,779

5. Capital Share Transactions

	Period Ended April 30, 2018		Year Ended October 31, 2017
	Shares	Amount	Shares	Amount
Shares sold	350,000	$13,855,099	350,000	$11,660,083
Shares repurchased	(100,000)	(4,153,675)	(100,000)	(3,469,401)
Net Increase/(Decrease)	250,000	$9,701,424	250,000	$8,190,682

6. Purchases and Sales of Investment Securities

For the period ended April 30, 2018, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$14,878,412	$14,809,594	$—	$—

For the period ended April 30, 2018, the cost of in-kind purchases and proceeds from in-kind sales, were as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$13,849,737	$4,186,685	$—	$—

During the period ended April 30, 2018, the Fund had net realized gain/(loss) of $530,866 from in-kind redemptions. Gains on in-kind transactions are not considered taxable for federal income tax purposes.

7. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”) to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the Fund’s financial statements.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to April 30, 2018 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Detroit Street Trust ½ 23

Janus Henderson Small/Mid Cap Growth Alpha ETF

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus Henderson at 1-800-525-0020 (toll free).

Licensing Agreements

Janus Index & Calculation Services LLC (“Janus Index Services”) is the Index Provider for the Underlying Index. Janus Capital has entered into a license agreement with Janus Index Services to use the Underlying Index. Janus Index Services is affiliated with the Fund and Janus Capital. This affiliation may create potential conflicts for Janus Index Services as it may have an interest in the performance of the Fund, which could motivate it to alter the Underlying Index methodology for the Underlying Index. Janus Index Services has adopted procedures that it believes are reasonably designed to mitigate these and other potential conflicts.

Janus Index Services is the licensor of certain trademarks, service marks, and trade names. Neither Janus Index Services nor any of its affiliates make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general market performance. The Underlying Index is determined, composed, and calculated by Janus Index Services without regard to Janus Capital or the Fund. Janus Index Services has no obligation to take the needs of Janus Capital or the owners of the Fund into consideration in determining, composing, or calculating the Underlying Index. Janus Index Services is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash.

ALTHOUGH JANUS INDEX SERVICES SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE UNDERLYING INDEX FROM SOURCES WHICH IT CONSIDERS RELIABLE, IT DOES NOT GUARANTEE THE QUALITY, ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND SHALL HAVE NO LIABILITY FOR ERRORS OR OMISSIONS OF ANY KIND RELATED TO THE UNDERLYING INDEX OR DATA. JANUS INDEX SERVICES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY JANUS CAPITAL, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED TO JANUS CAPITAL FOR ANY OTHER USE. JANUS INDEX SERVICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL IT HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Janus Capital does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and Janus Capital shall have no liability for any errors, omissions or interruptions therein. Janus Capital makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. Janus Capital makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Janus Capital have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index even if notified of the possibility of such damages.

24 ½ APRIL 30, 2018

Janus Henderson Small/Mid Cap Growth Alpha ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

APPROVAL OF ADVISORY AGREEMENT FOR JANUS SMALL CAP GROWTH ALPHA ETF AND JANUS SMALL/MID CAP GROWTH ALPHA ETF

There was no advisory agreement approved or renewed during the period; however, disclosure from the Fund’s most recent approval is provided below.

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Funds (the “Adviser”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the business combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals. The consummation of the Merger may be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the advisory agreement between the Fund and Janus Capital. As a result, the consummation of the Merger will cause such advisory agreement to terminate automatically in accordance with its terms.

The Trustees of the Trust, the majority of whom are Independent Trustees met on October 24, 2016, and at various times in advance of that date, which meeting was called for the purpose of considering the proposed investment management agreement (the “New Investment Management Agreement”) between the Adviser as a subsidiary of Henderson following the consummation of the Merger and the following series of the Trust: Janus Small Cap Growth Alpha ETF, Janus Small/Mid Cap Growth Alpha ETF, The Organics ETF, The Long-Term Care ETF, The Obesity ETF, The Health and Fitness ETF, Janus Velocity Tail Risk Hedged Large Cap ETF and Janus Velocity Volatility Hedged Large Cap ETF (each a “Fund” and collectively, the “Funds”). The Independent Trustees met with representatives of the Adviser to discuss the anticipated effects of the Merger. During these meetings, the Adviser indicated its belief that the Merger would not adversely affect the continued operation of the Funds or the capabilities of the investment advisory personnel who currently manage the Funds to continue to provide these and other services to the Funds at the current levels. The Adviser also indicated that it believed that the Merger could provide certain benefits to the Funds but that there could be no assurance as to any particular benefits that might result.

In the course of their consideration of the New Investment Management Agreement, the Trustees met in executive session and were advised by their independent counsel. In this regard, the Board, including the Independent Trustees, evaluated the terms of the New Investment Management Agreement and reviewed the duties and responsibilities of the Trustees in evaluating and approving such agreements. In considering approval of the Investment Management Agreement, the Board, including the Independent Trustees, reviewed the board materials (the “Materials”) and other information provided in advance of the meeting from counsel, the Adviser, as well as from Henderson, including: (i) a copy of the form of New Investment Management Agreement, with respect to the Adviser’s management of the assets of each Fund; (ii) information describing the nature, quality and extent of the services that will be provided to each Fund, and the fees that will be charged to the Funds; (iii) information concerning the Adviser’s and Henderson’s financial condition, business, operations, portfolio management teams and compliance programs; (iv) information describing each Fund’s anticipated advisory fee and operating expenses; (v) information concerning the anticipated structure of the post-Merger entity (“Janus Henderson”); and (v) a memorandum from counsel on the responsibilities of trustees in considering investment advisory arrangements under the 1940 Act. The Board also considered presentations made by, and discussions held with, representatives of the Adviser. The Board also noted the information previously provided to the Board during 2016 related to the initial approvals of each Fund.

During its review of this information, the Board focused on and analyzed the factors that the Board deemed relevant, including, among other matters:

1)	That the material terms regarding advisory services pursuant to the New Investment Management Agreement are substantially identical to the terms of the current investment management agreement with the Adviser;

2)	That there is not expected to be any diminution in the nature, extent and quality of the services provided to the Funds and their shareholders by Janus Henderson, including compliance services;

3)	The commitment of the Adviser to retain key personnel currently employed by the Adviser who provide services to the Funds;

4)	That the manner in which each Fund’s assets are managed would not change as a result of the Merger, and that the same portfolio managers managing each Fund’s assets are expected to continue to do so after the Merger;

Janus Detroit Street Trust ½ 25

Janus Henderson Small/Mid Cap Growth Alpha ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

5)	The terms and conditions of the New Investment Management Agreement, including the current advisory fee rates and operational expenses, are the same as the current fee rates under the current investment management agreement;

6)	That each Fund’s expense ratios are not expected to increase as a result of the Merger or approval of the New Investment Management Agreement;

7)	That the fees and expense ratios of the Funds relative to comparable investment companies continued to be reasonable given the quality of services provided;

8)	The history, reputation, qualification and background of Henderson, as well as its financial condition;

9)	The reputation, financial strength, corporate structure and capital resources of Henderson and its investment advisory subsidiaries and the anticipated financial strength of Janus Henderson;

10)	The long-term business goals of the Adviser and Henderson with respect to the Funds;

11)	That, pursuant to the terms of the Merger, Henderson has acknowledged the Advisor’s reliance upon the benefits and protections provided by Section 15(f) and has agreed not to take, and to cause its affiliates not to take, any action that would have the effect, directly or indirectly, of causing the requirements of any of the provisions of Section 15(f) not to be met in respect of the Merger;

12)	That shareholders would not bear any costs in connection with the Merger, that the Adviser will bear the costs, fees and expenses incurred by the Funds in connection with the Proxy Statement, including all expenses in connection with the solicitation of proxies, the fees and expenses of attorneys relating to the Merger and Proxy Statement, and other fees and expenses incurred by the Funds, if any, in connection with the Merger;

13)	The Adviser’s commitment to provide resources to the Funds and the potential for increased distribution capabilities as a result of the Merger, which have the potential to result in long-term economies of scale; and

14)	That the Adviser and Henderson would derive benefits from the Merger and that, as a result, they have a different financial interest in the matters that were being considered than do Fund shareholders.

In connection with their consideration of the New Investment Advisory Agreement on October 24 2016, the Board noted that, in February 2016, April 2016 and October 2016, the Board had initially approved the respective Funds’ current investment advisory agreements. The Trustees considered that, in connection with the foregoing approvals, the Board had determined that the Adviser had the capabilities, resources and personnel necessary to provide the services to each Fund required under the current investment advisory agreement, and the advisory fee rates paid by each Fund, taking into account the unitary fees charged to the Funds, represented reasonable compensation to the Adviser in light of the services provided. The Trustees noted that the Board also considered the cost to the Adviser of providing those services, potential economies of scale as each Fund’s assets grow, the fees and expenses paid by other comparable funds, and such other matters as the Board had considered relevant in the exercise of their reasonable business judgment.

To inform their consideration of the New Agreement, the Independent Trustees received and considered responses by the Adviser and Henderson to inquiries requesting information regarding: Henderson’s structure, operations, financial resources and key personnel; the material aspects of the Merger, the proposed operations of Janus Henderson and its compliance program, code of ethics, trading policies and key management and investment personnel, including each Fund’s portfolio managers; and anticipated changes to the management or operations of the Board and the Funds, including, if applicable, any changes to the Funds’ service providers, advisory fees and expense structure.

In considering the information and materials described above, the Independent Trustees received assistance from, and met separately with, independent legal counsel and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements. The Board did not identify any particular information that was most relevant to its consideration to approve the New Investment Management Agreement for each Fund and each Trustee may have afforded different weight to the various factors. Legal counsel to the Independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the approval of the New Agreement. In determining whether to approve the New Investment Management Agreement, the Board considered the best interests of each Fund separately.

In voting to approve the New Investment Management Agreement, the Board considered the overall fairness of the New Investment Management Agreement and factors it deemed relevant with respect to each Fund, including, but not limited to: (i) the nature, extent and quality of the services to be provided by Janus Henderson, (ii) that the investment personnel

26 ½ APRIL 30, 2018

Janus Henderson Small/Mid Cap Growth Alpha ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

who currently manage the Funds would continue to manage the Funds as employees of Janus Henderson, (iii) that the fees and expenses of the Funds after the Transaction are expected to remain the same, (iv) the projected profitability of the Funds to Janus Henderson and its affiliates; (v) whether the projected economies of scale would be realized as the Funds grow and whether any breakpoints are appropriate at certain asset levels and (vi) other benefits that may accrue Janus Henderson from its relationship with the Funds. The Board also considered that the Transaction might not be consummated if the New Investment Management Agreement was not approved by the Board and the shareholders of each Fund.

Although not meant to be all-inclusive, set forth below is a description of the information and certain factors that were considered by the Board, including the Independent Trustees in deciding to approve the New Investment Management Agreement in respect of each Fund:

The nature, extent and quality of services to be provided by Janus Henderson; personnel and operations of Janus Henderson.

In considering the nature, extent and quality of the services to be provided by Janus Henderson under the New Investment Management Agreement, the Board considered that the terms of the New Investment Management Agreement are substantially similar to the terms of the current investment management agreement. The Board considered that the level of service and manner in which each Fund’s assets are managed were expected to remain the same.

The Board considered that, for a period of time after closing, the Adviser expects that the operations of Janus Henderson, as they relate to the Funds, would be the same as those of the Adviser. The Board considered that the Adviser’s key personnel who provide services to the Funds are expected to provide those same services after the Merger. The Board also noted that the Merger is not expected to result in any change in the structure or operations of the Funds and that the Adviser does not currently anticipate any immediate changes to the Funds’ key service providers.

In evaluating Janus Henderson, the Board considered the history, background, reputation and qualification of the Adviser and Henderson, as well as their personnel and Henderson’s financial condition. The Board considered that Henderson is a global asset management firm that was established in 1934, and that it has a long history of asset management around the world. The Board also considered Henderson’s capabilities, experience, corporate structure and capital resources, as well as the Adviser’s long-term business goals with respect to the Janus Henderson Merger and the Funds.

Based on its consideration and review of the foregoing information, the Board determined that each Fund was likely to benefit from the nature, quality and extent of these services, as well as the Janus Henderson’s ability to render such services based on their experience, personnel, operations and resources.

Cost of the services to be provided and profits to be realized by Janus Henderson from the relationship with the Funds; “fall-out” benefits.

The Board noted that the unitary fee currently in place for each Fund will remain in place and unchanged under the New Investment Management Agreement.

The Board also discussed the anticipated costs and projected profitability of Janus Henderson in connection with its serving as investment adviser to each Fund, including operational costs. In addition, the Board discussed that the Funds’ expenses were not expected to increase materially as a result of the Merger. The Board also noted that Henderson does not currently provide any investment management services to other exchange traded funds. In light of the nature, extent and quality of services proposed to be provided by Janus Henderson and the costs expected to be incurred by Janus Henderson in rendering those services, the Board concluded that the level of fees proposed to be paid to Janus Henderson with respect to the Funds were fair and reasonable.

The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale.

The Board next discussed potential economies of scale. The Board discussed the promised continued commitment to expand the distribution of Fund shares, and the potential for increased distribution capabilities as a result of the Merger, which have the potential to result in long-term economies of scale.

The Board also noted that since the Trust is newly formed, the eventual aggregate amount of assets was uncertain, and therefore specific information concerning the extent to which economies of scale would be realized as each Fund grows and whether fee levels would reflect such economies of scale, if any, was difficult to determine. The Board recognized the uncertainty in launching new investment products and estimating future asset levels.

Janus Detroit Street Trust ½ 27

Janus Henderson Small/Mid Cap Growth Alpha ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

Other Benefits to Janus Henderson.

The Board considered other potential benefits that may accrue to Janus Henderson as a result of its relationship with the Funds, which include reputational benefits that may enhance Janus Henderson’s ability to gain business opportunities from other clients.

Conclusion.

No single factor was determinative to the decision of the Board. Based on, but not limited to, the foregoing, and such other matters as were deemed relevant, the Board concluded that the New Investment Management Agreement was fair and reasonable in light of the services to be performed, fees, expenses and such other matters as the Board considered relevant in the exercise of its business judgment.

After full consideration of the above factors, as well as other factors, the Trustees, with the Independent Trustees voting separately, determined to approve the New Investment Management Agreement with respect to the Funds.

28 ½ APRIL 30, 2018

Janus Henderson Small/Mid Cap Growth Alpha ETF

Notes

Janus Detroit Street Trust ½ 29

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Janus Capital Management LLC is the investment adviser and ALPS Distributors, Inc. is the distributor. ALPS is not affiliated with Janus Henderson or any of its subsidiaries.

125-24-93062 04-18

SEMIANNUAL REPORT

April 30, 2018

The Long-Term Care ETF

Janus Detroit Street Trust

The Long-Term Care ETF (unaudited)

INVESTMENT OBJECTIVE

The Long-Term Care ETF seeks investment results that correspond generally to the performance, before fees and expenses, of an index which is designed to track the performance of companies globally that are positioned to profit from providing long-term care to the aging population, including companies owning or operating senior living facilities, nursing services, specialty hospitals and senior housing, biotech companies for age-related illnesses, and companies that sell products and services to such facilities.

PERFORMANCE OVERVIEW

•	Despite volatility, global equities were up for the six-month period. Stocks rose through the end of 2017, buttressed by synchronized, accelerating growth across major economies and anticipation that U.S. corporate tax reform would boost earnings in the U.S. In the first quarter of 2018, concerns over inflation and faster-than-expected interest rate hikes were a source of volatility, as were fears about protectionist trade policies.

•	The underlying Solactive Long-Term Care Index underperformed the broader market as represented by the MSCI All Country World IndexSM. Within the Solactive Long-Term Care Index, health care real estate investment trusts delivered the weakest returns on a sub-industry basis while Internet software and services delivered the strongest returns.

•	During the period, The Long-Term Care ETF (OLD) returned -4.74% (based on NAV); its primary benchmark, the Solactive Long-Term Care Index, returned -4.53%, and its secondary benchmark, the MSCI All Country World IndexSM, returned 3.56%.

•	OLD seeks investment results that correspond generally, before fees and expenses, to the performance of its primary benchmark. It seeks exposure to companies globally that are positioned to profit from providing long-term care to the aging population. These include companies owning or operating senior living facilities, nursing services, specialty hospitals or senior housing, as well as biotech companies for age-related illnesses and companies that sell products and services to such facilities.

Janus Detroit Street Trust ½ 1

The Long-Term Care ETF (unaudited)

Fund At A Glance

April 30, 2018

5 Largest Equity Holdings – (% of Net Assets)
Welltower, Inc.
Equity Real Estate Investment Trusts (REITs)	18.2%
Orpea
Health Care Providers & Services	4.8%
Sabra Health Care, Inc.
Equity Real Estate Investment Trusts (REITs)	4.7%
Korian SA
Health Care Providers & Services	4.6%
HCP, Inc.
Equity Real Estate Investment Trusts (REITs)	4.5%

36.8%

Sector Allocation – (% of Net Assets)
Financial	60.0%
Consumer, Non-cyclical	37.2%
Communications	2.0%
Consumer, Cyclical	0.4%
Investment Companies	0.1%

99.7%

Holdings	are subject to change without notice.

2 ½ APRIL 30, 2018

The Long-Term Care ETF (unaudited)

Performance

Average Annual Total Return for the periods ended April 30, 2018
	Fiscal Year-to-Date	One Year	Since Inception*
The Long-Term Care ETF – NAV	-4.74%	-6.33%	-2.51%
The Long-Term Care ETF – Market Price	-4.54%	-6.99%	-2.47%
Solactive Long-Term Care Index	-4.53%	-5.93%	-2.04%
MSCI All Country World IndexSM	3.56%	14.16%	14.37%

Total annual expense ratio as stated in the February 28, 2018 prospectus: 0.50%.

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/performance.

Shares of ETFs are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Market returns are based upon the midpoint of the bid/ask spread at 4:00 p.m. Eastern time (when NAV is normally determined for most ETFs), and do not represent the returns you would receive if you traded shares at other times. Ordinary brokerage commissions apply and will reduce returns.

ETF shares are not individually redeemable and owners of the shares may acquire those shares from the Fund and tender those shares for redemption to the Fund in Creation Units only.

Investing involves risk, including the possible loss of principal and fluctuation of value.

Performance depends on that of the underlying index.

See the prospectus for a more complete discussion of objectives, risks and expenses.

Returns include reinvestment of dividends and capital gains. Returns greater than one year are annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

See Financial Highlights for actual expense ratios during the reporting period.

There is no assurance the stated objective(s) will be met.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

Solactive Indices were created by and are maintained by, Solactive AG. For detailed information on how stocks are selected for inclusion in the Underlying Index, see solactive.com. Solactive is not affiliated with Janus Henderson or ALPS.

Effective January 1, 2018 Benjamin Wang and Scott Weiner are Co-Portfolio Managers of the Fund.

*	The Fund commenced operations on June 8, 2016.

Janus Detroit Street Trust ½ 3

The Long-Term Care ETF (unaudited)

Disclosure of Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include creation and redemption fees or brokerage charges and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other ETFs. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to determine the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. These fees are fully described in the Fund’s prospectus. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Actual			Hypothetical (5% return before expenses)
Beginning Account Value (11/1/17)	Ending Account Value (4/30/18)	Expenses Paid During Period (11/1/1 - 4/30/18)†	Beginning Account Value (11/1/17)	Ending Account Value (4/30/18)	Expenses Paid During Period (11/1/17 - 4/30/18)†	Net Annualized Expense Ratio (11/1/17 - 4/30/18)
$1,000.00	$952.60	$2.42	$1,000.00	$1,022.32	$2.51	0.50%

†	Expenses Paid During Period is equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

4 ½ APRIL 30, 2018

The Long-Term Care ETF

Schedule of Investments (unaudited)

April 30, 2018

	Shares	Value
Common Stocks – 99.6%
Equity Real Estate Investment Trusts (REITs) – 56.1%
Aedifica SA	2,563	$232,865
CareTrust, Inc.	11,105	146,697
HCP, Inc.	17,765	414,990
Ingenia Communities Group	28,975	58,398
LTC Properties, Inc.	5,788	209,236
National Health Investors, Inc.	5,922	404,295
New Senior Investment Group, Inc.	11,855	102,190
Omega Healthcare Investors, Inc.	15,824	411,108
Quality Care Properties, Inc.*	13,918	305,779
Sabra Health Care, Inc.	23,501	430,303
Senior Housing Properties Trust	23,419	364,634
Ventas, Inc.	7,665	394,134
Welltower, Inc.	31,154	1,664,870

		5,139,499
Health Care Providers & Services – 41.1%
Ambea AB	3,789	27,996
Amedisys, Inc.*	4,951	327,212
Arvida Group, Ltd.	47,850	40,458
Brookdale Senior Living, Inc.*	27,173	196,733
Capital Senior Living Corp.*	4,196	49,303
Chartwell Retirement Residences	30,817	356,020
Elan Corp.	900	15,685
Ensign Group, Inc.	7,136	198,880
Estia Health, Ltd.	30,306	81,440
Extendicare, Inc.	13,035	84,700
Japara Healthcare, Ltd.	30,922	44,349
Kindred Healthcare, Inc.	13,052	116,163
Korian SA	11,907	417,195
LHC Group, Inc.*	4,156	309,290
Metlifecare, Ltd.	31,015	126,311
N Field Co., Ltd.	1,700	32,019
National HealthCare Corp.	1,342	82,238
Oceania Healthcare, Ltd.	37,854	26,138
Orpea	3,429	440,599
Pine Care Group, Ltd.	24,000	2,202
Regis Healthcare, Ltd.	19,857	57,408
Ryman Healthcare, Ltd.	54,441	406,599
Sienna Senior Living, Inc.	6,747	91,788
St-Care Holding Corp.	1,700	12,118
Summerset Group Holdings, Ltd.	32,624	158,609
Tsukui Corp.	7,000	55,335
UNIMAT Retirement Community Co., Ltd.	500	7,297

		3,764,085
Internet Software & Services – 2.0%
SMS Co., Ltd.	4,800	182,043
Real Estate Management & Development – 0.4%
Lifestyle Communities, Ltd.	9,943	37,527
Total Common Stocks (cost $9,819,242)		9,123,154
Investment Companies – 0.1%
Money Markets – 0.1%
State Street Institutional U.S. Government Money Market Fund, 1.6332%ºº (cost $7,410)	7,410	7,410
Total Investments (total cost $9,826,652) – 99.7%		9,130,564
Cash, Receivables and Other Assets, net of Liabilities – 0.3%		28,257
Net Assets – 100%		$9,158,821

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Detroit Street Trust ½ 5

The Long-Term Care ETF

Notes to Schedule of Investments and Other Information (unaudited)

Summary of Investments by Country – (Long Positions) (unaudited)

Country	Value	% of Investment Securities
United States	$6,135,465	67.2%
France	857,794	9.4
New Zealand	758,115	8.3
Canada	532,508	5.8
Japan	304,497	3.3
Australia	279,122	3.1
Belgium	232,865	2.6
Sweden	27,996	0.3
Hong Kong	2,202	0.0
Total	$9,130,564	100.0%

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income		Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at 4/30/18
Investment Companies – 0%
Investments Purchased with Cash Collateral from Securities Lending – 0%
Janus Henderson Cash Collateral Fund LLC, 1.6310%ºº	$ 1,354	Δ	$ —	$ —	$ —

	Share Balance at 10/31/17		Purchases	Sales	Share Balance at 4/30/18
Investment Companies – 0%
Investments Purchased with Cash Collateral from Securities Lending – 0%
Janus Henderson Cash Collateral Fund LLC, 1.6310%ºº	336,550		1,940,140	(2,276,690)	—

6 ½ APRIL 30, 2018

The Long-Term Care ETF

Notes to Schedule of Investments and Other Information (unaudited)

Solactive Long-Term Care Index	Solactive Long-Term Care Index is designed to track the performance of companies globally that are positioned to profit from providing long-term care to the aging population, including: companies owning or operating senior living facilities, nursing services, specialty hospitals, and senior housing, biotech companies for age-related illnesses and companies that sell products and services to such facilities.

MSCI All Country World IndexSM	MSCI All Country World IndexSM reflects the equity market performance of global developed and emerging markets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of April 30, 2018.

Δ	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of April 30, 2018. See Notes to Financial Statements for more information.

Valuation Inputs Summary

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks	$9,123,154	$—	$—
Investment Companies	7,410	—	—

Total Assets	$9,130,564	$—	$—

Janus Detroit Street Trust ½ 7

The Long-Term Care ETF

Statement of Assets and Liabilities (unaudited)

April 30, 2018

Assets:
Unaffiliated investments, at value(1)	$9,130,564
Cash denominated in foreign currency(2)	889
Receivables:
Dividends	30,726
Affiliated securities lending income, net	236
Total Assets	9,162,415
Liabilities:
Payables:
Management fees	3,594
Total Liabilities	3,594
Net Assets	$9,158,821
Net Assets Consists of:
Capital (par value and paid-in surplus)	$10,191,538
Undistributed net investment income/(loss)	60,105
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(396,824)
Unrealized net appreciation/(depreciation) on investments	(695,998)
Total Net Assets	$9,158,821
Net Assets	$9,158,821
Shares outstanding, $0.001 Par Value (unlimited shares authorized)	400,001
Net Asset Value Per Share	$22.90

(1)	Includes cost of $9,826,652.
(2)	Includes cost of $889.

See Notes to Financial Statements.

8 ½ APRIL 30, 2018

The Long-Term Care ETF

Statement of Operations (unaudited)

For the period ended April 30, 2018

Investment Income:
Dividends	$209,338
Affiliated securities lending income, net	1,354
Foreign tax withheld	(3,131)
Total Investment Income	207,561
Expenses:
Management Fees	23,235
Total Expenses	23,235
Net Investment Income/(Loss)	184,326
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$(315,417)
Total Net Realized Gain/(Loss) on Investments	$(315,417)
Change in Unrealized Net Appreciation/Depreciation:
Investments and foreign currency translations	$(330,065)
Total Change in Unrealized Net Appreciation/Depreciation	(330,065)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(461,156)

See Notes to Financial Statements.

Janus Detroit Street Trust ½ 9

The Long-Term Care ETF

Statements of Changes in Net Assets

	Period Ended April 30, 2018 (unaudited)	Year Ended October 31, 2017
Operations:
Net investment income/(loss)	$184,326	$184,931
Net realized gain/(loss) on investments	(315,417)	(81,002)
Change in unrealized net appreciation/depreciation	(330,065)	(303,267)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(461,156)	(199,338)
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income	(124,221)	(184,738)
Net realized gains	—	(22,237)
Capital Share Transactions	—	5,252,211
Net Increase/(Decrease) in Net Assets	(585,377)	4,845,898
Net Assets:
Beginning of period	9,744,198	4,898,300
End of period	$9,158,821	$9,744,198

Undistributed Net Investment Income/(Loss)	$60,105	$—

See Notes to Financial Statements.

10 ½ APRIL 30, 2018

The Long-Term Care ETF

Financial Highlights

For a share outstanding during the period ended April 30, 2018 (unaudited) and each period ended October 31	2018	2017	2016(1)
Net Asset Value, Beginning of Period	$24.36	$24.49	$25.38
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.46	0.66	0.21
Net realized and unrealized gain/(loss)	(1.61)	(0.01)	(0.84)
Total from Investment Operations	(1.15)	0.65	(0.63)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.31)	(0.72)	(0.21)
Return of Capital	—	(0.06)	(0.05)
Total Dividends and Distributions	(0.31)	(0.78)	(0.26)
Net Asset Value, End of Period	$22.90	$24.36	$24.49
Total Return*	(4.74)%	2.66%	(2.56)%
Net assets, End of period (in thousands)	$9,159	$9,744	$4,898
Average Net Assets for the Period (in thousands)	$9,371	$7,044	$2,627
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.50%	0.50%	0.50%
Ratio of Net Investment Income/(Loss)	3.97%	2.63%	2.07%
Portfolio Turnover Rate(3)	16%	19%	5%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from June 8, 2016 (commencement of operations) through October 31, 2016.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period
(3)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creation or redemptions.

See Notes to Financial Statements.

Janus Detroit Street Trust ½ 11

The Long-Term Care ETF

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

The Long-Term Care ETF (the “Fund”) is a series fund. The Fund is part of Janus Detroit Street Trust (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers seven Funds each of which represent shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. The Fund seeks investment results that correspond generally to the performance, before fees and expenses, of an index (Underlying Index) which is designed to track the performance of companies globally that are positioned to profit from providing long-term care to the aging population, including companies owning or operating senior living facilities, nursing services, specialty hospitals, and senior housing, biotech companies for age-related illnesses, and companies that sell products and services to such facilities. The Fund is classified as nondiversified, as defined in the 1940 Act.

Unlike shares of traditional mutual funds, shares of the Fund are not individually redeemable and may only be purchased or redeemed directly from the Fund at net asset value (“NAV”) in large increments called “Creation Units” (25,000 or more shares per Creation Unit) through certain participants, known as “Authorized Participants.” The Fund will issue or redeem Creation Units in exchange for portfolio securities and/or cash. Except when aggregated in Creation Units, Fund shares are not redeemable securities of the Fund. Shares of the Fund are listed and trade on The NASDAQ Stock Market LLC (“NASDAQ”) and individual investors can purchase or sell shares in much smaller increments and for cash in the secondary market through a broker. These transactions, which do not involve the Fund, are made at market prices that may vary throughout the day and differ from the Fund’s NAV. As a result, you may pay more than NAV (at a premium) when you purchase shares, and receive less than NAV (at a discount) when you sell shares, in the secondary market.

An Authorized Participant may hold of record more than 25% of the outstanding shares of the Fund. From time to time, Authorized Participants may be a beneficial and/or legal owner of the Fund, may be affiliated with an index provider, may be deemed to have control of the Fund and/or may be able to affect the outcome of matters presented for a vote of the shareholders of the Fund. Authorized Participants may execute an irrevocable proxy granting the Distributor or an affiliate of Janus Capital Management LLC (“Janus Capital” or “Janus”) power to vote or abstain from voting such Authorized Participant’s beneficially or legally owned shares of the Fund. In such cases, the agent shall mirror vote (or abstain from voting) such shares in the same proportion as all other beneficial owners of the Fund.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities, including shares of exchange-traded funds, traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or are deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position.

12 ½ APRIL 30, 2018

The Long-Term Care ETF

Notes to Financial Statements (unaudited)

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; and certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of April 30, 2018 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations

Janus Detroit Street Trust ½ 13

The Long-Term Care ETF

Notes to Financial Statements (unaudited)

arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income quarterly. Net realized capital gains (if any) are distributed annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the NAV. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund’s equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time and could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Certain provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts.

14 ½ APRIL 30, 2018

The Long-Term Care ETF

Notes to Financial Statements (unaudited)

Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/ or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Real Estate Investing

Within the parameters of its specific investment policies, the Fund may invest in REITs. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred and convertible securities of issuers in real estate-related industries. A REIT is a trust that invests in real estate related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement

Janus Detroit Street Trust ½ 15

The Long-Term Care ETF

Notes to Financial Statements (unaudited)

securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. There were no securities on loan as of April 30, 2018.

3. Investment Advisory Agreements and Other Transactions with Affiliates

Under its unitary fee structure, the Fund pays Janus Capital a management fee in return for providing certain investment advisory, supervisory, and administrative services to the Fund, including the costs of transfer agency, custody, fund administration, legal, audit, and other services. Janus Capital’s fee structure is designed to pay substantially all of the Fund’s expenses. However, the Fund bears other expenses which are not covered under the management fee which may vary and affect the total level of expenses paid by shareholders, such as distribution fees (if any), brokerage expenses or commissions, interest, dividends, taxes, litigation expenses, acquired fund fees and expenses (if any), and extraordinary expenses. The Fund’s management fee is calculated daily and paid monthly. The Fund’s contractual management fee rate (expressed as an annual rate) is 0.50% of the Fund’s average daily net assets.

State Street Bank and Trust Company (“State Street”) provides certain fund administration services to the Fund, including services related to the Fund’s accounting, including calculating the daily NAV, audit, tax, and reporting obligations, pursuant to an agreement with Janus Capital, on behalf of the Fund. As compensation for such services, Janus Capital pays State Street a fee based on a percentage of the Fund’s assets, with a minimum flat fee, for certain services. Janus Capital serves as administrator to the Fund, providing oversight and coordination of the Fund’s service providers, recordkeeping and other administrative services. Janus Capital does not receive any additional compensation, beyond the unitary fee, for serving as administrator. State Street also serves as transfer agent for the shares of the Fund. Pursuant to agreements with Janus Capital on behalf of the Fund, State Street Global Markets, an affiliate of State Street, may execute portfolio transactions for the Fund, including but not limited to, transactions in connection with cash in lieu transactions for non-US securities.

The Trust has adopted a Distribution and Servicing Plan for shares of the Fund pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan permits compensation in connection with the distribution and marketing of Fund shares and/or the provision of certain shareholder services. The Plan permits the Fund to pay ALPS Distributors, Inc. (the “Distributor”) or its designee, a fee for the sale and distribution and/or shareholder servicing of the shares at an annual rate of up to 0.25% of average daily net assets of the Fund. However, the Trustees have determined not to authorize payment under this Plan at this time. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor or its designee for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. The 12b-1 fee may only be imposed or increased when the

16 ½ APRIL 30, 2018

The Long-Term Care ETF

Notes to Financial Statements (unaudited)

Trustees determine that it is in the best interests of shareholders to do so. Because these fees are paid out of the Fund’s assets on an ongoing basis, to the extent that a fee is authorized, over time they will increase the cost of an investment in the Fund. The Plan fee may cost an investor more than other types of sales charges.

As of April 30, 2018, Janus Capital owned 1 share or less than 0.01% of the Fund.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended April 30, 2018 can be found in a table located in the Schedule of Investments.

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses, in-kind transactions, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of October 31, 2017, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule For the year ended October 31, 2017 No Expiration		Accumulated Capital Losses
Short-Term	Long-Term
$(55,842)	$(13,777)	$(69,619)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of April 30, 2018 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$9,845,196	$678,621	$(1,393,253)	$(714,632)

5. Capital Share Transactions

	Period Ended April 30, 2018		Year Ended October 31, 2017
	Shares	Amount	Shares	Amount
Shares sold	—	$—	—	$—
Shares repurchased	—	—	—	—
Net Increase/(Decrease)	—	$—	—	$—

6. Purchases and Sales of Investment Securities

For the period ended April 30, 2018, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$1,552,456	$1,512,144	$—	$—

Janus Detroit Street Trust ½ 17

The Long-Term Care ETF

Notes to Financial Statements (unaudited)

7. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”) to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the Fund’s financial statements.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to April 30, 2018 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

18 ½ APRIL 30, 2018

The Long-Term Care ETF

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus Henderson at 1-800-525-0020 (toll free).

Licensing Agreements

Solactive AG (“Solactive”) is the Index Provider for the Underlying Index. Janus Capital has entered into a license agreement with Solactive to use the Underlying Index.

Neither Solactive nor any of its affiliates make any representation or warranty, express or implied, to the owners of a Fund or any member of the public regarding the advisability of investing in securities generally or in a Fund particularly or the ability of the Underlying Index to track general market performance. The Underlying Index is determined, composed, and calculated by Solactive without regard to Janus Capital or the Fund. Solactive has no obligation to take the needs of Janus Capital or the owners of the Fund into consideration in determining, composing, or calculating the Underlying Index. Solactive is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash.

ALTHOUGH SOLACTIVE SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE UNDERLYING INDEX FROM SOURCES WHICH IT CONSIDERS RELIABLE, IT DOES NOT GUARANTEE THE QUALITY, ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND SHALL HAVE NO LIABILITY FOR ERRORS OR OMISSIONS OF ANY KIND RELATED TO THE UNDERLYING INDEX OR DATA. SOLACTIVE MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY JANUS CAPITAL, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED TO JANUS CAPITAL FOR ANY OTHER USE. SOLACTIVE MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL IT HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Janus Capital does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and Janus Capital shall have no liability for any errors, omissions or interruptions therein. Janus Capital makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. Janus Capital makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Janus Capital have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index even if notified of the possibility of such damages.

Janus Detroit Street Trust ½ 19

The Long-Term Care ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

APPROVAL OF ADVISORY AGREEMENT FOR THE ORGANICS ETF, THE LONG-TERM CARE ETF, AND THE OBESITY ETF

There was no advisory agreement approved or renewed during the period; however, disclosure from the Fund’s most recent approval is provided below.

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Funds (the “Adviser”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the business combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals. The consummation of the Merger may be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the advisory agreement between the Fund and Janus Capital. As a result, the consummation of the Merger will cause such advisory agreement to terminate automatically in accordance with its terms.

The Trustees of the Trust, the majority of whom are Independent Trustees met on October 24, 2016, and at various times in advance of that date, which meeting was called for the purpose of considering the proposed investment management agreement (the “New Investment Management Agreement”) between the Adviser as a subsidiary of Henderson following the consummation of the Merger and the following series of the Trust: Janus Small Cap Growth Alpha ETF, Janus Small/Mid Cap Growth Alpha ETF, The Organics ETF, The Long-Term Care ETF, The Obesity ETF, The Health and Fitness ETF, Janus Velocity Tail Risk Hedged Large Cap ETF and Janus Velocity Volatility Hedged Large Cap ETF (each a “Fund” and collectively, the “Funds”). The Independent Trustees met with representatives of the Adviser to discuss the anticipated effects of the Merger. During these meetings, the Adviser indicated its belief that the Merger would not adversely affect the continued operation of the Funds or the capabilities of the investment advisory personnel who currently manage the Funds to continue to provide these and other services to the Funds at the current levels. The Adviser also indicated that it believed that the Merger could provide certain benefits to the Funds but that there could be no assurance as to any particular benefits that might result.

In the course of their consideration of the New Investment Management Agreement, the Trustees met in executive session and were advised by their independent counsel. In this regard, the Board, including the Independent Trustees, evaluated the terms of the New Investment Management Agreement and reviewed the duties and responsibilities of the Trustees in evaluating and approving such agreements. In considering approval of the Investment Management Agreement, the Board, including the Independent Trustees, reviewed the board materials (the “Materials”) and other information provided in advance of the meeting from counsel, the Adviser, as well as from Henderson, including: (i) a copy of the form of New Investment Management Agreement, with respect to the Adviser’s management of the assets of each Fund; (ii) information describing the nature, quality and extent of the services that will be provided to each Fund, and the fees that will be charged to the Funds; (iii) information concerning the Adviser’s and Henderson’s financial condition, business, operations, portfolio management teams and compliance programs; (iv) information describing each Fund’s anticipated advisory fee and operating expenses; (v) information concerning the anticipated structure of the post-Merger entity (“Janus Henderson”); and (v) a memorandum from counsel on the responsibilities of trustees in considering investment advisory arrangements under the 1940 Act. The Board also considered presentations made by, and discussions held with, representatives of the Adviser. The Board also noted the information previously provided to the Board during 2016 related to the initial approvals of each Fund.

During its review of this information, the Board focused on and analyzed the factors that the Board deemed relevant, including, among other matters:

1)	That the material terms regarding advisory services pursuant to the New Investment Management Agreement are substantially identical to the terms of the current investment management agreement with the Adviser;

2)	That there is not expected to be any diminution in the nature, extent and quality of the services provided to the Funds and their shareholders by Janus Henderson, including compliance services;

3)	The commitment of the Adviser to retain key personnel currently employed by the Adviser who provide services to the Funds;

4)	That the manner in which each Fund’s assets are managed would not change as a result of the Merger, and that the same portfolio managers managing each Fund’s assets are expected to continue to do so after the Merger;

20 ½ APRIL 30, 2018

The Long-Term Care ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

5)	The terms and conditions of the New Investment Management Agreement, including the current advisory fee rates and operational expenses, are the same as the current fee rates under the current investment management agreement;

6)	That each Fund’s expense ratios are not expected to increase as a result of the Merger or approval of the New Investment Management Agreement;

7)	That the fees and expense ratios of the Funds relative to comparable investment companies continued to be reasonable given the quality of services provided;

8)	The history, reputation, qualification and background of Henderson, as well as its financial condition;

9)	The reputation, financial strength, corporate structure and capital resources of Henderson and its investment advisory subsidiaries and the anticipated financial strength of Janus Henderson;

10)	The long-term business goals of the Adviser and Henderson with respect to the Funds;

11)	That, pursuant to the terms of the Merger, Henderson has acknowledged the Advisor’s reliance upon the benefits and protections provided by Section 15(f) and has agreed not to take, and to cause its affiliates not to take, any action that would have the effect, directly or indirectly, of causing the requirements of any of the provisions of Section 15(f) not to be met in respect of the Merger;

12)	That shareholders would not bear any costs in connection with the Merger, that the Adviser will bear the costs, fees and expenses incurred by the Funds in connection with the Proxy Statement, including all expenses in connection with the solicitation of proxies, the fees and expenses of attorneys relating to the Merger and Proxy Statement, and other fees and expenses incurred by the Funds, if any, in connection with the Merger;

13)	The Adviser’s commitment to provide resources to the Funds and the potential for increased distribution capabilities as a result of the Merger, which have the potential to result in long-term economies of scale; and

14)	That the Adviser and Henderson would derive benefits from the Merger and that, as a result, they have a different financial interest in the matters that were being considered than do Fund shareholders.

In connection with their consideration of the New Investment Advisory Agreement on October 24 2016, the Board noted that, in February 2016, April 2016 and October 2016, the Board had initially approved the respective Funds’ current investment advisory agreements. The Trustees considered that, in connection with the foregoing approvals, the Board had determined that the Adviser had the capabilities, resources and personnel necessary to provide the services to each Fund required under the current investment advisory agreement, and the advisory fee rates paid by each Fund, taking into account the unitary fees charged to the Funds, represented reasonable compensation to the Adviser in light of the services provided. The Trustees noted that the Board also considered the cost to the Adviser of providing those services, potential economies of scale as each Fund’s assets grow, the fees and expenses paid by other comparable funds, and such other matters as the Board had considered relevant in the exercise of their reasonable business judgment.

To inform their consideration of the New Agreement, the Independent Trustees received and considered responses by the Adviser and Henderson to inquiries requesting information regarding: Henderson’s structure, operations, financial resources and key personnel; the material aspects of the Merger, the proposed operations of Janus Henderson and its compliance program, code of ethics, trading policies and key management and investment personnel, including each Fund’s portfolio managers; and anticipated changes to the management or operations of the Board and the Funds, including, if applicable, any changes to the Funds’ service providers, advisory fees and expense structure.

In considering the information and materials described above, the Independent Trustees received assistance from, and met separately with, independent legal counsel and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements. The Board did not identify any particular information that was most relevant to its consideration to approve the New Investment Management Agreement for each Fund and each Trustee may have afforded different weight to the various factors. Legal counsel to the Independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the approval of the New Agreement. In determining whether to approve the New Investment Management Agreement, the Board considered the best interests of each Fund separately.

In voting to approve the New Investment Management Agreement, the Board considered the overall fairness of the New Investment Management Agreement and factors it deemed relevant with respect to each Fund, including, but not limited to: (i) the nature, extent and quality of the services to be provided by Janus Henderson, (ii) that the investment personnel

Janus Detroit Street Trust ½ 21

The Long-Term Care ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

who currently manage the Funds would continue to manage the Funds as employees of Janus Henderson, (iii) that the fees and expenses of the Funds after the Transaction are expected to remain the same, (iv) the projected profitability of the Funds to Janus Henderson and its affiliates; (v) whether the projected economies of scale would be realized as the Funds grow and whether any breakpoints are appropriate at certain asset levels and (vi) other benefits that may accrue Janus Henderson from its relationship with the Funds. The Board also considered that the Transaction might not be consummated if the New Investment Management Agreement was not approved by the Board and the shareholders of each Fund.

Although not meant to be all-inclusive, set forth below is a description of the information and certain factors that were considered by the Board, including the Independent Trustees in deciding to approve the New Investment Management Agreement in respect of each Fund:

The nature, extent and quality of services to be provided by Janus Henderson; personnel and operations of Janus Henderson.

In considering the nature, extent and quality of the services to be provided by Janus Henderson under the New Investment Management Agreement, the Board considered that the terms of the New Investment Management Agreement are substantially similar to the terms of the current investment management agreement. The Board considered that the level of service and manner in which each Fund’s assets are managed were expected to remain the same.

The Board considered that, for a period of time after closing, the Adviser expects that the operations of Janus Henderson, as they relate to the Funds, would be the same as those of the Adviser. The Board considered that the Adviser’s key personnel who provide services to the Funds are expected to provide those same services after the Merger. The Board also noted that the Merger is not expected to result in any change in the structure or operations of the Funds and that the Adviser does not currently anticipate any immediate changes to the Funds’ key service providers.

In evaluating Janus Henderson, the Board considered the history, background, reputation and qualification of the Adviser and Henderson, as well as their personnel and Henderson’s financial condition. The Board considered that Henderson is a global asset management firm that was established in 1934, and that it has a long history of asset management around the world. The Board also considered Henderson’s capabilities, experience, corporate structure and capital resources, as well as the Adviser’s long-term business goals with respect to the Janus Henderson Merger and the Funds.

Based on its consideration and review of the foregoing information, the Board determined that each Fund was likely to benefit from the nature, quality and extent of these services, as well as the Janus Henderson’s ability to render such services based on their experience, personnel, operations and resources.

Cost of the services to be provided and profits to be realized by Janus Henderson from the relationship with the Funds; “fall-out” benefits.

The Board noted that the unitary fee currently in place for each Fund will remain in place and unchanged under the New Investment Management Agreement.

The Board also discussed the anticipated costs and projected profitability of Janus Henderson in connection with its serving as investment adviser to each Fund, including operational costs. In addition, the Board discussed that the Funds’ expenses were not expected to increase materially as a result of the Merger. The Board also noted that Henderson does not currently provide any investment management services to other exchange traded funds. In light of the nature, extent and quality of services proposed to be provided by Janus Henderson and the costs expected to be incurred by Janus Henderson in rendering those services, the Board concluded that the level of fees proposed to be paid to Janus Henderson with respect to the Funds were fair and reasonable.

The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale.

The Board next discussed potential economies of scale. The Board discussed the promised continued commitment to expand the distribution of Fund shares, and the potential for increased distribution capabilities as a result of the Merger, which have the potential to result in long-term economies of scale.

The Board also noted that since the Trust is newly formed, the eventual aggregate amount of assets was uncertain, and therefore specific information concerning the extent to which economies of scale would be realized as each Fund grows and whether fee levels would reflect such economies of scale, if any, was difficult to determine. The Board recognized the uncertainty in launching new investment products and estimating future asset levels.

22 ½ APRIL 30, 2018

The Long-Term Care ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

Other Benefits to Janus Henderson.

The Board considered other potential benefits that may accrue to Janus Henderson as a result of its relationship with the Funds, which include reputational benefits that may enhance Janus Henderson’s ability to gain business opportunities from other clients.

Conclusion.

No single factor was determinative to the decision of the Board. Based on, but not limited to, the foregoing, and such other matters as were deemed relevant, the Board concluded that the New Investment Management Agreement was fair and reasonable in light of the services to be performed, fees, expenses and such other matters as the Board considered relevant in the exercise of its business judgment.

After full consideration of the above factors, as well as other factors, the Trustees, with the Independent Trustees voting separately, determined to approve the New Investment Management Agreement with respect to the Funds.

Janus Detroit Street Trust ½ 23

The Long-Term Care ETF

Notes

24 ½ APRIL 30, 2018

The Long-Term Care ETF

Notes

Janus Detroit Street Trust ½ 25

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Janus Capital Management LLC is the investment adviser and ALPS Distributors, Inc. is the distributor. ALPS is not affiliated with Janus Henderson or any of its subsidiaries.

125-24-93069 04-18

SEMIANNUAL REPORT

April 30, 2018

The Obesity ETF

Janus Detroit Street Trust

The Obesity ETF (unaudited)

INVESTMENT OBJECTIVE

The Obesity ETF seeks investment results that correspond generally to the performance, before fees and expenses, of an index which is designed to track the performance of companies globally that are positioned to profit from servicing the obese, including biotechnology, pharmaceutical, health care and medical device companies whose business is focused on obesity and obesity related disease including diabetes, high blood pressure, cholesterol, heart disease, stroke, and sleep apnea, and companies focused on weight loss programs, weight loss supplements, or plus size apparel.

PERFORMANCE OVERVIEW

•	Despite volatility, global equities were up for the six-month period. Stocks rose through the end of 2017, buttressed by synchronized, accelerating growth across major economies and anticipation that U.S. corporate tax reform would boost earnings in the U.S. In the first quarter of 2018, concerns over inflation and faster-than-expected interest rate hikes were a source of volatility, as were fears about protectionist trade policies.

•	The underlying Solactive Obesity Index outperformed the broader market as represented by the MSCI All Country World IndexSM. Within the Solactive Obesity Index, life sciences tools and services and personal products delivered the strongest returns on a sub-industry basis. The weakest-performing sub-industries were led by Internet and direct marketing, and pharmaceuticals.

•	During the period, The Obesity ETF (SLIM) returned 14.54% (based on NAV); its primary benchmark, the Solactive Obesity Index, returned 14.72%, and its secondary benchmark, the MSCI All Country World IndexSM, returned 3.56%.

•	SLIM seeks investment results that correspond generally, before fees and expenses, to the performance of its primary benchmark. It seeks exposure to companies globally that could benefit as they fight the global obesity epidemic. Such companies could include biotechnology, pharmaceutical, health care and medical device companies focused on obesity and obesity-related disease such as diabetes, high blood pressure, cholesterol, heart disease, stroke and sleep apnea. The ETF also includes companies focused on weight-loss programs, supplements and plus-size apparel.

Janus Detroit Street Trust ½ 1

The Obesity ETF (unaudited)

Fund At A Glance

April 30, 2018

5 Largest Equity Holdings – (% of Net Assets)
Novo Nordisk A/S - Class B
Pharmaceuticals	16.6%
Herbalife Nutrition, Ltd.
Personal Products	6.5%
ABIOMED, Inc.
Health Care Equipment & Supplies	5.9%
DexCom, Inc.
Health Care Equipment & Supplies	5.8%
Insulet Corp.
Health Care Equipment & Supplies	5.2%

40.0%

Sector Allocation – (% of Net Assets)
Consumer, Non-cyclical	98.1%
Consumer, Cyclical	1.8%
Investment Companies	0.3%

100.2%

Holdings are subject to change without notice.

2 ½ APRIL 30, 2018

The Obesity ETF (unaudited)

Performance

Average Annual Total Return for the periods ended April 30, 2018
	Fiscal Year-to-Date	One Year	Since Inception*
The Obesity ETF – NAV	14.54%	28.81%	15.23%
The Obesity ETF – Market Price	17.70%	33.10%	15.75%
Solactive Obesity Index	14.72%	29.14%	15.63%
MSCI All Country World IndexSM	3.56%	14.16%	14.37%

Total annual expense ratio as stated in the February 28, 2018 prospectus: 0.50%.

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/performance.

Shares of ETFs are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Market returns are based upon the midpoint of the bid/ask spread at 4:00 p.m. Eastern time (when NAV is normally determined for most ETFs), and do not represent the returns you would receive if you traded shares at other times. Ordinary brokerage commissions apply and will reduce returns.

ETF shares are not individually redeemable and owners of the shares may acquire those shares from the Fund and tender those shares for redemption to the Fund in Creation Units only.

Investing involves risk, including the possible loss of principal and fluctuation of value.

Performance depends on that of the underlying index.

High absolute short-term performance is not typical and may not be achieved in the future. Such results should not be the sole basis for evaluating material facts in making an investment decision.

See the prospectus for a more complete discussion of objectives, risks and expenses.

Returns include reinvestment of dividends and capital gains. Returns greater than one year are annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

See Financial Highlights for actual expense ratios during the reporting period.

There is no assurance the stated objective(s) will be met.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

Solactive Indices were created by and are maintained by, Solactive AG. For detailed information on how stocks are selected for inclusion in the Underlying Index, see solactive.com. Solactive is not affiliated with Janus Henderson or ALPS.

Effective January 1, 2018 Benjamin Wang and Scott Weiner are Co-Portfolio Managers of the Fund.

*	The Fund commenced operations on June 8, 2016.

Janus Detroit Street Trust ½ 3

The Obesity ETF (unaudited)

Disclosure of Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include creation and redemption fees or brokerage charges and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other ETFs. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to determine the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. These fees are fully described in the Fund’s prospectus. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Actual			Hypothetical (5% return before expenses)
Beginning Account Value (11/1/17)	Ending Account Value (4/30/18)	Expenses Paid During Period (11/1/17 - 4/30/18)†	Beginning Account Value (11/1/17)	Ending Account Value (4/30/18)	Expenses Paid During Period (11/1/17 - 4/30/18)†	Net Annualized Expense Ratio (11/1/17 - 4/30/18)
$1,000.00	$1,145.40	$2.66	$1,000.00	$1,022.32	$2.51	0.50%

†	Expenses Paid During Period is equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

4 ½ APRIL 30, 2018

The Obesity ETF

Schedule of Investments (unaudited)

April 30, 2018

	Shares	Value
Common Stocks – 99.9%
Biotechnology – 10.5%
Arena Pharmaceuticals, Inc.*	2,444	$97,369
Esperion Therapeutics, Inc.*	1,333	93,323
Keryx Biopharmaceuticals, Inc.*	7,386	32,720
Lexicon Pharmaceuticals, Inc.*	6,438	53,113
Madrigal Pharmaceuticals, Inc.*	397	44,925
MannKind Corp.*	6,241	10,610
Zafgen, Inc.*	1,408	9,560

		341,620
Diversified Consumer Services – 5.0%
Weight Watchers International, Inc.*	2,338	163,777
Health Care Equipment & Supplies – 45.2%
ABIOMED, Inc.*	645	194,113
AngioDynamics, Inc.*	2,260	43,799
Apex Biotechnology Corp.	5,000	5,104
Cardiovascular Systems, Inc.*	2,060	47,071
CryoLife, Inc.*	1,906	42,790
DexCom, Inc.*	2,568	187,926
Endologix, Inc.*	4,745	20,451
Fisher & Paykel Healthcare Corp., Ltd.	14,969	133,784
Insulet Corp.*	1,983	170,538
iRhythm Technologies, Inc.*	1,049	60,999
Itamar Medical, Ltd.*	7,353	2,113
LeMaitre Vascular, Inc.	930	29,249
Lifetech Scientific Corp.*	134,000	41,148
Microlife Corp.	3,000	8,680
Microport Scientific Corp.	22,000	25,733
Nipro Corp.	8,200	118,326
NxStage Medical, Inc.*	4,054	107,917
Obalon Therapeutics, Inc.*	500	1,925
ResMed, Inc.	16,420	157,164
REVA Medical, Inc. CDI *	25,586	7,339
Rockwell Medical, Inc.*,#	2,908	15,383
SomnoMed, Ltd.*	2,425	5,308
TaiDoc Technology Corp.	3,203	15,427
Ypsomed Holding AG*	215	32,818

		1,475,105
Health Care Providers & Services – 7.6%
DaVita, Inc.*	1,829	114,843
Fresenius Medical Care AG & Co. KGaA	1,320	134,412

		249,255
Internet & Catalog Retail – 2.6%
N Brown Group PLC	11,712	33,005
Nutrisystem, Inc.	1,849	53,621

		86,626
Life Sciences Tools & Services – 0.4%
Crown Bioscience International	5,000	12,556
Personal Products – 11.1%
Herbalife Nutrition, Ltd.*	2,023	213,892
Medifast, Inc.	710	71,270
USANA Health Sciences, Inc.*	742	78,318

		363,480
Pharmaceuticals – 16.7%
Novo Nordisk A/S - Class B	11,430	540,857
Oramed Pharmaceuticals, Inc.*	628	4,239

		545,096

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Detroit Street Trust ½ 5

The Obesity ETF

Schedule of Investments (unaudited)

April 30, 2018

	Shares	Value
Common Stocks – (continued)
Specialty Retail – 0.8%
Cato Corp. - Class A	1,398	$ 22,661
Destination XL Group, Inc.*	2,874	4,886

		27,547
Total Common Stocks (cost $2,999,792)		3,265,062
Investment Companies – 0.3%
Investments Purchased with Cash Collateral from Securities Lending – 0.3%
Janus Henderson Cash Collateral Fund LLC, 1.6310%ºº,£ (cost $8,938)	8,938	8,938
Total Investments (total cost $3,008,730) – 100.2%		3,274,000
Liabilities, net of Cash, Receivables and Other Assets – (0.2%)		(7,357)
Net Assets – 100%		$3,266,643

Summary of Investments by Country – (Long Positions) (unaudited)

Country	Value	% of Investment Securities
United States	$2,160,490	66.0%
Denmark	540,857	16.5
Germany	134,412	4.1
New Zealand	133,784	4.1
Japan	118,326	3.6
China	66,881	2.0
Taiwan, Province Of China	41,767	1.3
United Kingdom	33,005	1.0
Switzerland	32,818	1.0
Israel	6,352	0.2
Australia	5,308	0.2
Total	$3,274,000	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at 4/30/18
Investment Companies – 0.3%
Investments Purchased with Cash Collateral from Securities Lending – 0.3%
Janus Henderson Cash Collateral Fund LLC, 1.6310%ºº	$2,660Δ	$ —	$ —	$8,938

	Share Balance at 10/31/17	Purchases	Sales	Share Balance at 4/30/18
Investment Companies – 0.3%
Investments Purchased with Cash Collateral from Securities Lending – 0.3%
Janus Henderson Cash Collateral Fund LLC, 1.6310%ºº	17,506	374,384	(382,952)	8,938

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6 ½ APRIL 30, 2018

The Obesity ETF

Notes to Schedule of Investments and Other Information (unaudited)

Solactive Obesity Index	Solactive Obesity Index is designed to track the performance of companies globally that are positioned to profit from servicing the obese, including: biotechnology, pharmaceutical, healthcare and medical device companies whose business is focused on obesity and obesity related disease, including diabetes, high blood pressure, cholesterol, heart disease, stroke and sleep apnea, and companies focused on weight loss programs and supplements, and plus sized apparel.

MSCI All Country World IndexSM	MSCI All Country World IndexSM reflects the equity market performance of global developed and emerging markets.

CDI	Chess Depository Interest

LLC	Limited Liability Company

PLC	Public Limited Company

*	Non-income producing security.

#	Loaned security; a portion of the security is on loan at April 30, 2018.

ºº	Rate shown is the 7-day yield as of April 30, 2018.

£	The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

Δ	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of April 30, 2018. See Notes to Financial Statements for more information.

Valuation Inputs Summary

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks	$3,265,062	$—	$—
Investment Companies	—	8,938	—

Total Assets	$3,265,062	$8,938	$—

Janus Detroit Street Trust ½ 7

The Obesity ETF

Statement of Assets and Liabilities (unaudited)

April 30, 2018

Assets:
Unaffiliated investments, at value(1)(2)	$3,265,062
Affiliated investments, at value(3)	8,938
Receivables:
Dividends	4,964
Affiliated securities lending income, net	235
Total Assets	3,279,199
Liabilities:
Collateral on securities loaned (Note 2)	8,938
Payables:
Due to custodian	2,323
Management fees	1,295
Total Liabilities	12,556
Net Assets	$3,266,643
Net Assets Consists of:
Capital (par value and paid-in surplus)	$2,921,528
Undistributed net investment income/(loss)	412
Undistributed net realized gain/(loss) from investments and foreign currency transactions	79,342
Unrealized net appreciation/(depreciation) on investments and foreign currency translations	265,361
Total Net Assets	$3,266,643
Net Assets	$3,266,643
Shares outstanding, $0.001 Par Value (unlimited shares authorized)	100,001
Net Asset Value Per Share	$32.67

(1)	Includes cost of $2,999,792.
(2)	Includes $8,645 of securities on loan. See Note 2 in Notes to Financial Statements.
(3)	Includes cost of $8,938.

See Notes to Financial Statements.

8 ½ APRIL 30, 2018

The Obesity ETF

Statement of Operations (unaudited)

For the period ended April 30, 2018

Investment Income:
Dividends	$15,912
Affiliated securities lending income, net	2,660
Foreign tax withheld	(1,694)
Total Investment Income	16,878
Expenses:
Management Fees	7,760
Total Expenses	7,760
Net Investment Income/(Loss)	9,118
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$113,687
Total Net Realized Gain/(Loss) on Investments	$113,687
Change in Unrealized Net Appreciation/Depreciation:
Investments and foreign currency translations	$292,055
Total Change in Unrealized Net Appreciation/Depreciation	292,055
Net Increase/(Decrease) in Net Assets Resulting from Operations	$414,860

See Notes to Financial Statements.

Janus Detroit Street Trust ½ 9

The Obesity ETF

Statements of Changes in Net Assets

	Period Ended April 30, 2018 (unaudited)	Year Ended October 31, 2017
Operations:
Net investment income/(loss)	$9,118	$18,024
Net realized gain/(loss) on investments	113,687	384,390
Change in unrealized net appreciation/depreciation	292,055	220,542
Net Increase/(Decrease) in Net Assets Resulting from Operations	414,860	622,956
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income	(8,706)	(16,546)
Capital Share Transactions	—	5,612
Net Increase/(Decrease) in Net Assets	406,154	612,022
Net Assets:
Beginning of period	2,860,489	2,248,467
End of period	$3,266,643	$2,860,489

Undistributed Net Investment Income/(Loss)	$412	$—

See Notes to Financial Statements.

10 ½ APRIL 30, 2018

The Obesity ETF

Financial Highlights

For a share outstanding during the period ended April 30, 2018 (unaudited) and each year or period ended October 31	2018	2017	2016(1)
Net Asset Value, Beginning of Period	$28.60	$22.48	$25.27
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.09	0.18	0.05
Net realized and unrealized gain/(loss)	4.07	6.11	(2.78)
Total from Investment Operations	4.16	6.29	(2.73)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.09)	(0.17)	(0.05)
Return of Capital	—	—	(0.01)
Total Dividends and Distributions	(0.09)	(0.17)	(0.06)
Net Asset Value, End of Period	$32.67	$28.60	$22.48
Total Return*	14.54%	28.05%	(10.79)%
Net assets, End of Period (in thousands)	$3,267	$2,860	$2,248
Average Net Assets for the Period (in thousands)	$3,130	$2,543	$2,478
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.50%	0.50%	0.50%
Ratio of Net Investment Income/(Loss)	0.59%	0.71%	0.48%
Portfolio Turnover Rate(3)	21%	44%	20%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from June 8, 2016 (commencement of operations) through October 31, 2016.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creation or redemptions.

See Notes to Financial Statements.

Janus Detroit Street Trust ½ 11

The Obesity ETF

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

The Obesity ETF (the “Fund”) is a series fund. The Fund is part of Janus Detroit Street Trust (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers seven Funds each of which represent shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. The Fund seeks investment results that correspond generally to the performance, before fees and expenses, of an index (“Underlying Index”) which is designed to track the performance of companies globally that are positioned to profit from servicing the obese, including biotechnology, pharmaceutical, health care and medical device companies whose business is focused on obesity and obesity related disease including diabetes, high blood pressure, cholesterol, heart disease, stroke, and sleep apnea, and companies focused on weight loss programs, weight loss supplements, or plus sized apparel. The Fund is classified as nondiversified, as defined in the 1940 Act.

Unlike shares of traditional mutual funds, shares of the Fund are not individually redeemable and may only be purchased or redeemed directly from the Fund at net asset value (“NAV”) in large increments called “Creation Units” (25,000 or more shares per Creation Unit) through certain participants, known as “Authorized Participants.” The Fund will issue or redeem Creation Units in exchange for portfolio securities and/or cash. Except when aggregated in Creation Units, Fund shares are not redeemable securities of the Fund. Shares of the Fund are listed and trade on The NASDAQ Stock Market LLC (“NASDAQ”) and individual investors can purchase or sell shares in much smaller increments and for cash in the secondary market through a broker. These transactions, which do not involve the Fund, are made at market prices that may vary throughout the day and differ from the Fund’s NAV. As a result, you may pay more than NAV (at a premium) when you purchase shares, and receive less than NAV (at a discount) when you sell shares, in the secondary market.

An Authorized Participant may hold of record more than 25% of the outstanding shares of the Fund. From time to time, Authorized Participants may be a beneficial and/or legal owner of the Fund, may be affiliated with an index provider, may be deemed to have control of the Fund and/or may be able to affect the outcome of matters presented for a vote of the shareholders of the Fund. Authorized Participants may execute an irrevocable proxy granting the Distributor or an affiliate of Janus Capital Management LLC (“Janus Capital” or “Janus”) power to vote or abstain from voting such Authorized Participant’s beneficially or legally owned shares of the Fund. In such cases, the agent shall mirror vote (or abstain from voting) such shares in the same proportion as all other beneficial owners of the Fund.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or are deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position.

12 ½ APRIL 30, 2018

The Obesity ETF

Notes to Financial Statements (unaudited)

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; and certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of April 30, 2018 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date

Janus Detroit Street Trust ½ 13

The Obesity ETF

Notes to Financial Statements (unaudited)

of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income quarterly. Net realized capital gains (if any) are distributed annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the NAV. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund’s equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time and could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Certain provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in

14 ½ APRIL 30, 2018

The Obesity ETF

Notes to Financial Statements (unaudited)

their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/ or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the “Offsetting Assets and Liabilities” section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

Janus Detroit Street Trust ½ 15

The Obesity ETF

Notes to Financial Statements (unaudited)

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Counterparty	Gross Amounts of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount
Deutsche Bank AG	$8,645	$—	$(8,645)	$—

(a)	Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.
(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of April 30, 2018, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $8,645 for equity securities. Gross amounts of recognized liabilities for securities lending (collateral received) as of April 30, 2018 is $8,938, resulting in the net amount due to the counterparty of $293.

16 ½ APRIL 30, 2018

The Obesity ETF

Notes to Financial Statements (unaudited)

3. Investment Advisory Agreements and Other Transactions with Affiliates

Under its unitary fee structure, the Fund pays Janus Capital a management fee in return for providing certain investment advisory, supervisory, and administrative services to the Fund, including the costs of transfer agency, custody, fund administration, legal, audit, and other services. Janus Capital’s fee structure is designed to pay substantially all of the Fund’s expenses. However, the Fund bears other expenses which are not covered under the management fee which may vary and affect the total level of expenses paid by shareholders, such as distribution fees (if any), brokerage expenses or commissions, interest, dividends, taxes, litigation expenses, acquired fund fees and expenses (if any), and extraordinary expenses. The Fund’s management fee is calculated daily and paid monthly. The Fund’s contractual management fee rate (expressed as an annual rate) is 0.50% of the Fund’s average daily net assets.

State Street Bank and Trust Company (“State Street”) provides certain fund administration services to the Fund, including services related to the Fund’s accounting, including calculating the daily NAV, audit, tax, and reporting obligations, pursuant to an agreement with Janus Capital, on behalf of the Fund. As compensation for such services, Janus Capital pays State Street a fee based on a percentage of the Fund’s assets, with a minimum flat fee, for certain services. Janus Capital serves as administrator to the Fund, providing oversight and coordination of the Fund’s service providers, recordkeeping and other administrative services. Janus Capital does not receive any additional compensation, beyond the unitary fee, for serving as administrator. State Street also serves as transfer agent for the shares of the Fund. Pursuant to agreements with Janus Capital on behalf of the Fund, State Street Global Markets, an affiliate of State Street, may execute portfolio transactions for the Fund, including but not limited to, transactions in connection with cash in lieu transactions for non-US securities.

The Trust has adopted a Distribution and Servicing Plan for shares of the Fund pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan permits compensation in connection with the distribution and marketing of Fund shares and/or the provision of certain shareholder services. The Plan permits the Fund to pay ALPS Distributors, Inc. (the “Distributor”) or its designee, a fee for the sale and distribution and/or shareholder servicing of the shares at an annual rate of up to 0.25% of average daily net assets of the Fund. However, the Trustees have determined not to authorize payment under this Plan at this time. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor or its designee for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. The 12b-1 fee may only be imposed or increased when the Trustees determine that it is in the best interests of shareholders to do so. Because these fees are paid out of the Fund’s assets on an ongoing basis, to the extent that a fee is authorized, over time they will increase the cost of an investment in the Fund. The Plan fee may cost an investor more than other types of sales charges.

As of April 30, 2018, Janus Capital owned 1 share or less than 0.01% of the Fund.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended April 30, 2018 can be found in a table located in the Schedule of Investments.

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses, in-kind transactions and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of October 31, 2017, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule For the year ended October 31, 2017 No Expiration		Accumulated Capital Losses
Short-Term	Long-Term
$(18,541)	$—	$(18,541)

Janus Detroit Street Trust ½ 17

The Obesity ETF

Notes to Financial Statements (unaudited)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of April 30, 2018 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$3,024,313	$493,095	$(243,408)	$249,687

5. Capital Share Transactions

	Period Ended April 30, 2018		Year Ended October 31, 2017
	Shares	Amount	Shares	Amount
Shares sold	—	$—	100,000	$2,726,001
Shares repurchased	—	—	(100,000)	(2,720,389)
Net Increase/(Decrease)	—	$—	—	$5,612

6. Purchases and Sales of Investment Securities

For the period ended April 30, 2018, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$664,606	$766,225	$—	$—

7. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”) to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the Fund’s financial statements.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to April 30, 2018 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

18 ½ APRIL 30, 2018

The Obesity ETF

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus Henderson at 1-800-525-0020 (toll free).

Licensing Agreements

Solactive AG (“Solactive”) is the Index Provider for the Underlying Index. Janus Capital has entered into a license agreement with Solactive to use the Underlying Index.

Neither Solactive nor any of its affiliates make any representation or warranty, express or implied, to the owners of a Fund or any member of the public regarding the advisability of investing in securities generally or in a Fund particularly or the ability of the Underlying Index to track general market performance. The Underlying Index is determined, composed, and calculated by Solactive without regard to Janus Capital or the Fund. Solactive has no obligation to take the needs of Janus Capital or the owners of the Fund into consideration in determining, composing, or calculating the Underlying Index. Solactive is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash.

ALTHOUGH SOLACTIVE SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE UNDERLYING INDEX FROM SOURCES WHICH IT CONSIDERS RELIABLE, IT DOES NOT GUARANTEE THE QUALITY, ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND SHALL HAVE NO LIABILITY FOR ERRORS OR OMISSIONS OF ANY KIND RELATED TO THE UNDERLYING INDEX OR DATA. SOLACTIVE MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY JANUS CAPITAL, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED TO JANUS CAPITAL FOR ANY OTHER USE. SOLACTIVE MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL IT HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Janus Capital does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and Janus Capital shall have no liability for any errors, omissions or interruptions therein. Janus Capital makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. Janus Capital makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Janus Capital have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index even if notified of the possibility of such damages.

Janus Detroit Street Trust ½ 19

The Obesity ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

APPROVAL OF ADVISORY AGREEMENT FOR THE ORGANICS ETF, THE LONG-TERM CARE ETF, AND THE OBESITY ETF

There was no advisory agreement approved or renewed during the period; however, disclosure from the Fund’s most recent approval is provided below.

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Funds (the “Adviser”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the business combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals. The consummation of the Merger may be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the advisory agreement between the Fund and Janus Capital. As a result, the consummation of the Merger will cause such advisory agreement to terminate automatically in accordance with its terms.

The Trustees of the Trust, the majority of whom are Independent Trustees met on October 24, 2016, and at various times in advance of that date, which meeting was called for the purpose of considering the proposed investment management agreement (the “New Investment Management Agreement”) between the Adviser as a subsidiary of Henderson following the consummation of the Merger and the following series of the Trust: Janus Small Cap Growth Alpha ETF, Janus Small/Mid Cap Growth Alpha ETF, The Organics ETF, The Long-Term Care ETF, The Obesity ETF, The Health and Fitness ETF, Janus Velocity Tail Risk Hedged Large Cap ETF and Janus Velocity Volatility Hedged Large Cap ETF (each a “Fund” and collectively, the “Funds”). The Independent Trustees met with representatives of the Adviser to discuss the anticipated effects of the Merger. During these meetings, the Adviser indicated its belief that the Merger would not adversely affect the continued operation of the Funds or the capabilities of the investment advisory personnel who currently manage the Funds to continue to provide these and other services to the Funds at the current levels. The Adviser also indicated that it believed that the Merger could provide certain benefits to the Funds but that there could be no assurance as to any particular benefits that might result.

In the course of their consideration of the New Investment Management Agreement, the Trustees met in executive session and were advised by their independent counsel. In this regard, the Board, including the Independent Trustees, evaluated the terms of the New Investment Management Agreement and reviewed the duties and responsibilities of the Trustees in evaluating and approving such agreements. In considering approval of the Investment Management Agreement, the Board, including the Independent Trustees, reviewed the board materials (the “Materials”) and other information provided in advance of the meeting from counsel, the Adviser, as well as from Henderson, including: (i) a copy of the form of New Investment Management Agreement, with respect to the Adviser’s management of the assets of each Fund; (ii) information describing the nature, quality and extent of the services that will be provided to each Fund, and the fees that will be charged to the Funds; (iii) information concerning the Adviser’s and Henderson’s financial condition, business, operations, portfolio management teams and compliance programs; (iv) information describing each Fund’s anticipated advisory fee and operating expenses; (v) information concerning the anticipated structure of the post-Merger entity (“Janus Henderson”); and (v) a memorandum from counsel on the responsibilities of trustees in considering investment advisory arrangements under the 1940 Act. The Board also considered presentations made by, and discussions held with, representatives of the Adviser. The Board also noted the information previously provided to the Board during 2016 related to the initial approvals of each Fund.

During its review of this information, the Board focused on and analyzed the factors that the Board deemed relevant, including, among other matters:

1)	That the material terms regarding advisory services pursuant to the New Investment Management Agreement are substantially identical to the terms of the current investment management agreement with the Adviser;

2)	That there is not expected to be any diminution in the nature, extent and quality of the services provided to the Funds and their shareholders by Janus Henderson, including compliance services;

3)	The commitment of the Adviser to retain key personnel currently employed by the Adviser who provide services to the Funds;

4)	That the manner in which each Fund’s assets are managed would not change as a result of the Merger, and that the same portfolio managers managing each Fund’s assets are expected to continue to do so after the Merger;

20 ½ APRIL 30, 2018

The Obesity ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

5)	The terms and conditions of the New Investment Management Agreement, including the current advisory fee rates and operational expenses, are the same as the current fee rates under the current investment management agreement;

6)	That each Fund’s expense ratios are not expected to increase as a result of the Merger or approval of the New Investment Management Agreement;

7)	That the fees and expense ratios of the Funds relative to comparable investment companies continued to be reasonable given the quality of services provided;

8)	The history, reputation, qualification and background of Henderson, as well as its financial condition;

9)	The reputation, financial strength, corporate structure and capital resources of Henderson and its investment advisory subsidiaries and the anticipated financial strength of Janus Henderson;

10)	The long-term business goals of the Adviser and Henderson with respect to the Funds;

11)	That, pursuant to the terms of the Merger, Henderson has acknowledged the Advisor’s reliance upon the benefits and protections provided by Section 15(f) and has agreed not to take, and to cause its affiliates not to take, any action that would have the effect, directly or indirectly, of causing the requirements of any of the provisions of Section 15(f) not to be met in respect of the Merger;

12)	That shareholders would not bear any costs in connection with the Merger, that the Adviser will bear the costs, fees and expenses incurred by the Funds in connection with the Proxy Statement, including all expenses in connection with the solicitation of proxies, the fees and expenses of attorneys relating to the Merger and Proxy Statement, and other fees and expenses incurred by the Funds, if any, in connection with the Merger;

13)	The Adviser’s commitment to provide resources to the Funds and the potential for increased distribution capabilities as a result of the Merger, which have the potential to result in long-term economies of scale; and

14)	That the Adviser and Henderson would derive benefits from the Merger and that, as a result, they have a different financial interest in the matters that were being considered than do Fund shareholders.

In connection with their consideration of the New Investment Advisory Agreement on October 24 2016, the Board noted that, in February 2016, April 2016 and October 2016, the Board had initially approved the respective Funds’ current investment advisory agreements. The Trustees considered that, in connection with the foregoing approvals, the Board had determined that the Adviser had the capabilities, resources and personnel necessary to provide the services to each Fund required under the current investment advisory agreement, and the advisory fee rates paid by each Fund, taking into account the unitary fees charged to the Funds, represented reasonable compensation to the Adviser in light of the services provided. The Trustees noted that the Board also considered the cost to the Adviser of providing those services, potential economies of scale as each Fund’s assets grow, the fees and expenses paid by other comparable funds, and such other matters as the Board had considered relevant in the exercise of their reasonable business judgment.

To inform their consideration of the New Agreement, the Independent Trustees received and considered responses by the Adviser and Henderson to inquiries requesting information regarding: Henderson’s structure, operations, financial resources and key personnel; the material aspects of the Merger, the proposed operations of Janus Henderson and its compliance program, code of ethics, trading policies and key management and investment personnel, including each Fund’s portfolio managers; and anticipated changes to the management or operations of the Board and the Funds, including, if applicable, any changes to the Funds’ service providers, advisory fees and expense structure.

In considering the information and materials described above, the Independent Trustees received assistance from, and met separately with, independent legal counsel and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements. The Board did not identify any particular information that was most relevant to its consideration to approve the New Investment Management Agreement for each Fund and each Trustee may have afforded different weight to the various factors. Legal counsel to the Independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the approval of the New Agreement. In determining whether to approve the New Investment Management Agreement, the Board considered the best interests of each Fund separately.

In voting to approve the New Investment Management Agreement, the Board considered the overall fairness of the New Investment Management Agreement and factors it deemed relevant with respect to each Fund, including, but not limited

Janus Detroit Street Trust ½ 21

The Obesity ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

to: (i) the nature, extent and quality of the services to be provided by Janus Henderson, (ii) that the investment personnel who currently manage the Funds would continue to manage the Funds as employees of Janus Henderson, (iii) that the fees and expenses of the Funds after the Transaction are expected to remain the same, (iv) the projected profitability of the Funds to Janus Henderson and its affiliates; (v) whether the projected economies of scale would be realized as the Funds grow and whether any breakpoints are appropriate at certain asset levels and (vi) other benefits that may accrue Janus Henderson from its relationship with the Funds. The Board also considered that the Transaction might not be consummated if the New Investment Management Agreement was not approved by the Board and the shareholders of each Fund.

Although not meant to be all-inclusive, set forth below is a description of the information and certain factors that were considered by the Board, including the Independent Trustees in deciding to approve the New Investment Management Agreement in respect of each Fund:

The nature, extent and quality of services to be provided by Janus Henderson; personnel and operations of Janus Henderson.

In considering the nature, extent and quality of the services to be provided by Janus Henderson under the New Investment Management Agreement, the Board considered that the terms of the New Investment Management Agreement are substantially similar to the terms of the current investment management agreement. The Board considered that the level of service and manner in which each Fund’s assets are managed were expected to remain the same.

The Board considered that, for a period of time after closing, the Adviser expects that the operations of Janus Henderson, as they relate to the Funds, would be the same as those of the Adviser. The Board considered that the Adviser’s key personnel who provide services to the Funds are expected to provide those same services after the Merger. The Board also noted that the Merger is not expected to result in any change in the structure or operations of the Funds and that the Adviser does not currently anticipate any immediate changes to the Funds’ key service providers.

In evaluating Janus Henderson, the Board considered the history, background, reputation and qualification of the Adviser and Henderson, as well as their personnel and Henderson’s financial condition. The Board considered that Henderson is a global asset management firm that was established in 1934, and that it has a long history of asset management around the world. The Board also considered Henderson’s capabilities, experience, corporate structure and capital resources, as well as the Adviser’s long-term business goals with respect to the Janus Henderson Merger and the Funds.

Based on its consideration and review of the foregoing information, the Board determined that each Fund was likely to benefit from the nature, quality and extent of these services, as well as the Janus Henderson’s ability to render such services based on their experience, personnel, operations and resources.

Cost of the services to be provided and profits to be realized by Janus Henderson from the relationship with the Funds; “fall-out” benefits.

The Board noted that the unitary fee currently in place for each Fund will remain in place and unchanged under the New Investment Management Agreement.

The Board also discussed the anticipated costs and projected profitability of Janus Henderson in connection with its serving as investment adviser to each Fund, including operational costs. In addition, the Board discussed that the Funds’ expenses were not expected to increase materially as a result of the Merger. The Board also noted that Henderson does not currently provide any investment management services to other exchange traded funds. In light of the nature, extent and quality of services proposed to be provided by Janus Henderson and the costs expected to be incurred by Janus Henderson in rendering those services, the Board concluded that the level of fees proposed to be paid to Janus Henderson with respect to the Funds were fair and reasonable.

The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale.

The Board next discussed potential economies of scale. The Board discussed the promised continued commitment to expand the distribution of Fund shares, and the potential for increased distribution capabilities as a result of the Merger, which have the potential to result in long-term economies of scale.

The Board also noted that since the Trust is newly formed, the eventual aggregate amount of assets was uncertain, and therefore specific information concerning the extent to which economies of scale would be realized as each Fund grows

22 ½ APRIL 30, 2018

The Obesity ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

and whether fee levels would reflect such economies of scale, if any, was difficult to determine. The Board recognized the uncertainty in launching new investment products and estimating future asset levels.

Other Benefits to Janus Henderson.

The Board considered other potential benefits that may accrue to Janus Henderson as a result of its relationship with the Funds, which include reputational benefits that may enhance Janus Henderson’s ability to gain business opportunities from other clients.

Conclusion.

No single factor was determinative to the decision of the Board. Based on, but not limited to, the foregoing, and such other matters as were deemed relevant, the Board concluded that the New Investment Management Agreement was fair and reasonable in light of the services to be performed, fees, expenses and such other matters as the Board considered relevant in the exercise of its business judgment.

After full consideration of the above factors, as well as other factors, the Trustees, with the Independent Trustees voting separately, determined to approve the New Investment Management Agreement with respect to the Funds.

Janus Detroit Street Trust ½ 23

The Obesity ETF

Notes

24 ½ APRIL 30, 2018

The Obesity ETF

Notes

Janus Detroit Street Trust ½ 25

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Janus Capital Management LLC is the investment adviser and ALPS Distributors, Inc. is the distributor. ALPS is not affiliated with Janus Henderson or any of its subsidiaries.

125-24-93070 04-18

SEMIANNUAL REPORT

April 30, 2018

The Organics ETF

Janus Detroit Street Trust

The Organics ETF (unaudited)

INVESTMENT OBJECTIVE

The Organics ETF seeks investment results that correspond generally to the performance, before fees and expenses, of an index which is designed to track the performance of companies globally that are positioned to profit from increasing demand for organic products, including companies which service, produce, distribute, market or sell organic food, beverages, cosmetics, supplements, or packaging.

PERFORMANCE OVERVIEW

•	Despite volatility, global equities were up for the six-month period. Stocks rose through the end of 2017, buttressed by synchronized, accelerating growth across major economies and anticipation that U.S. corporate tax reform would boost earnings in the U.S. In the first quarter of 2018, concerns over inflation and faster-than-expected interest rate hikes were a source of volatility, as were fears about protectionist trade policies.

•	The underlying Solactive Organics Index outperformed the broader market as represented by the MSCI All Country World IndexSM. Within the Solactive Organics Index, food retail and food distributors delivered the strongest returns on a sub-industry basis, while agricultural products and personal products lagged.

•	During the period, The Organics ETF (ORG) returned 4.81% (based on NAV); its primary benchmark, the Solactive Organics Index, returned 4.89%, and its secondary benchmark, the MSCI All Country World IndexSM, returned 3.56%.

•	ORG seeks investment results that correspond generally, before fees and expenses, to the performance of its primary benchmark. It seeks exposure to companies globally that can capitalize on consumers’ increasing desire for naturally derived food and personal care items, including: companies which service, produce, distribute, market or sell organic food, beverage, cosmetics, supplements, or packaging.

Janus Detroit Street Trust ½ 1

The Organics ETF (unaudited)

Fund At A Glance

April 30, 2018

5 Largest Equity Holdings – (% of Net Assets)
Chr Hansen Holding A/S
Chemicals	22.8%
Bellamy’s Australia, Ltd.
Food Products	5.8%
Freedom Foods Group, Ltd.
Food Products	5.7%
Ariake Japan Co., Ltd.
Food Products	5.0%
Wessanen
Food Products	4.8%

44.1%

Sector Allocation – (% of Net Assets)
Consumer, Non-cyclical	94.8%
Basic Materials	5.6%
Investment Companies	0.7%

101.1%

Holdings are subject to change without notice.

2 ½ APRIL 30, 2018

The Organics ETF (unaudited)

Performance

Average Annual Total Return for the periods ended April 30, 2018
	Fiscal Year-to-Date	One Year	Since Inception*
The Organics ETF – NAV	4.81%	24.79%	14.51%
The Organics ETF – Market Price	4.58%	24.19%	14.98%
Solactive Organics Index	4.89%	25.01%	15.00%
MSCI All Country World IndexSM	3.56%	14.16%	14.37%

Total annual expense ratio as stated in the February 28, 2018 prospectus: 0.50%.

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/performance.

Shares of ETFs are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Market returns are based upon the midpoint of the bid/ask spread at 4:00 p.m. Eastern time (when NAV is normally determined for most ETFs), and do not represent the returns you would receive if you traded shares at other times. Ordinary brokerage commissions apply and will reduce returns.

ETF shares are not individually redeemable and owners of the shares may acquire those shares from the Fund and tender those shares for redemption to the Fund in Creation Units only.

Investing involves risk, including the possible loss of principal and fluctuation of value.

Performance depends on that of the underlying index.

See the prospectus for a more complete discussion of objectives, risks and expenses.

Returns include reinvestment of dividends and capital gains. Returns greater than one year are annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

See Financial Highlights for actual expense ratios during the reporting period.

There is no assurance the stated objective(s) will be met.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

Solactive Indices were created by and are maintained by, Solactive AG. For detailed information on how stocks are selected for inclusion in the Underlying Index, see solactive.com. Solactive is not affiliated with Janus Henderson or ALPS.

Effective January 1, 2018 Benjamin Wang and Scott Weiner are Co-Portfolio Managers of the Fund.

*	Fund commenced operations on June 8, 2016.

Janus Detroit Street Trust ½ 3

The Organics ETF (unaudited)

Disclosure of Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include creation and redemption fees or brokerage charges and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other ETFs. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to determine the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. These fees are fully described in the Fund’s prospectus. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Actual			Hypothetical (5% return before expenses)
Beginning Account Value (11/1/17)	Ending Account Value (4/30/18)	Expenses Paid During Period (11/1/17 - 4/30/18)†	Beginning Account Value (11/1/17)	Ending Account Value (4/30/18)	Expenses Paid During Period (11/1/17 - 4/30/18)†	Net Annualized Expense Ratio (11/1/17 - 4/30/18)
$1,000.00	$1,048.10	$2.54	$1,000.00	$1,022.32	$2.51	0.50%

†	Expenses Paid During Period is equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

4 ½ APRIL 30, 2018

The Organics ETF

Schedule of Investments (unaudited)

April 30, 2018

	Shares	Value
Common Stocks – 100.4%
Chemicals – 28.4%
Century Sunshine Group Holdings, Ltd.*	6,560,000	$204,785
Chr Hansen Holding A/S	32,561	2,963,235
Treatt PLC	84,092	520,050

		3,688,070
Food & Staples Retailing – 14.1%
Natural Grocers by Vitamin Cottage, Inc.*	32,034	229,043
Sprouts Farmers Market, Inc.*	24,714	618,592
United Natural Foods, Inc.*	13,202	594,354
Village Super Market, Inc. - Class A	14,456	393,203

		1,835,192
Food Products – 43.0%
Amira Nature Foods, Ltd.*,#	39,835	150,576
Ariake Japan Co., Ltd.	7,500	644,277
Bellamy’s Australia, Ltd.*	55,549	759,373
China Shengmu Organic Milk, Ltd.*	773,000	90,614
Freedom Foods Group, Ltd.	168,194	735,105
Hain Celestial Group, Inc.*	16,038	467,187
Ichitan Group PCL*	1,710,900	428,267
John B Sanfilippo & Son, Inc.	10,102	574,703
Rock Field Co., Ltd.	30,500	583,103
SunOpta, Inc.*	79,699	537,968
Wessanen	30,650	620,274

		5,591,447
Personal Products – 7.0%
Blackmores, Ltd.	5,179	461,188
HS Vital Co., Ltd.*	45,360	194,937
Nature’s Sunshine Products, Inc.	27,092	250,601

		906,726
Specialty Retail – 7.9%
DavidsTea, Inc.*,#	37,529	150,116
L’Occitane International SA	316,000	588,656
Naturhouse Health SAU	61,976	283,793

		1,022,565
Total Common Stocks (cost $12,816,195)		13,044,000
Investment Companies – 0.7%
Investments Purchased with Cash Collateral from Securities Lending – 0.7%
Janus Henderson Cash Collateral Fund LLC, 1.6310%ºº,£ (cost $93,525)	93,525	93,525
Total Investments (total cost $12,909,720) – 101.1%		13,137,525
Liabilities, net of Cash, Receivables and Other Assets – (1.1%)		(141,464)
Net Assets – 100%		$12,996,061

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Detroit Street Trust ½ 5

The Organics ETF

Schedule of Investments (unaudited)

April 30, 2018

Summary of Investments by Country – (Long Positions) (unaudited)

Country	Value	% of Investment Securities
United States	$3,221,208	24.5%
Denmark	2,963,235	22.5
Australia	1,955,666	14.9
Japan	1,227,380	9.3
Canada	688,084	5.2
Netherlands	620,274	4.7
Luxembourg	588,656	4.5
United Kingdom	520,050	4.0
Thailand	428,267	3.3
Spain	283,793	2.2
Hong Kong	204,785	1.6
South Korea	194,937	1.5
United Arab Emirates	150,576	1.1
China	90,614	0.7
Total	$13,137,525	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income		Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at 4/30/18
Investment Companies – 0.7%
Investments Purchased with Cash Collateral from Securities Lending – 0.7%
Janus Henderson Cash Collateral Fund LLC, 1.6310%ºº	$14,432	Δ	$ —	$ —	$93,525

	Share Balance at 10/31/17		Purchases	Sales	Share Balance at 4/30/18
Investment Companies – 0.7%
Investments Purchased with Cash Collateral from Securities Lending – 0.7%
Janus Henderson Cash Collateral Fund LLC, 1.6310%ºº	238,150		2,761,505	(2,906,130)	93,525

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6 ½ APRIL 30, 2018

The Organics ETF

Notes to Schedule of Investments and Other Information (unaudited)

Solactive Organics Index	Solactive Organics Index is designed to track the performance of companies globally that are positioned to profit from increasing demand for organic products, including companies which service, produce, distribute, market or sell organic food, beverage, cosmetics, supplements, or packaging.

MSCI All Country World IndexSM	MSCI All Country World IndexSM reflects the equity market performance of global developed and emerging markets.

LLC	Limited Liability Company

PCL	Public Company Limited

PLC	Public Limited Company

*	Non-income producing security.

#	Loaned security; a portion of the security is on loan at April 30, 2018.

ºº	Rate reflects 7 day yield as of April 30, 2018.

£	The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

Δ	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of April 30, 2018. See Notes to Financial Statements for more information.

Valuation Inputs Summary

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks	$13,044,000	$—	$—
Investment Companies	—	93,525	—

Total Assets	$13,044,000	$93,525	$—

Janus Detroit Street Trust ½ 7

The Organics ETF

Statement of Assets and Liabilities (unaudited)

April 30, 2018

Assets:
Unaffiliated investments, at value(1)(2)	$13,044,000
Affiliated investments, at value(3)	93,525
Cash denominated in foreign currency(4)	2,636
Receivables:
Dividends	14,625
Affiliated securities lending income, net	659
Total Assets	13,155,445
Liabilities:
Collateral on securities loaned (Note 2)	93,525
Payables:
Due to custodian	31,417
Investments purchased	29,231
Management fees	5,211
Total Liabilities	159,384
Net Assets	$12,996,061
Net Assets Consists of:
Capital (par value and paid-in surplus)	$11,833,461
Undistributed net investment income/(loss)	$9,629
Undistributed net realized gain/(loss) from investments and foreign currency transactions	925,052
Unrealized net appreciation/(depreciation) on investments and foreign currency translations	227,919
Total Net Assets	$12,996,061
Net Assets	$12,996,061
Shares outstanding, $0.001 Par Value (unlimited shares authorized)	400,001
Net Asset Value Per Share	$32.49

(1)	Includes cost of $12,816,195.
(2)	Includes $87,195 of securities on loan. See Note 2 in Notes to Financial Statements.
(3)	Includes cost of $93,525.
(4)	Includes cost of $2,643.

See Notes to Financial Statements.

8 ½ APRIL 30, 2018

The Organics ETF

Statement of Operations (unaudited)

For the period ended April 30, 2018

Investment Income:
Dividends	$65,141
Affiliated securities lending income, net	14,432
Foreign tax withheld	(6,201)
Total Investment Income	73,372
Expenses:
Management Fees	32,802
Total Expenses	32,802
Net Investment Income/(Loss)	40,570
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$1,019,943
Total Net Realized Gain/(Loss) on Investments	$1,019,943
Change in Unrealized Net Appreciation/Depreciation:
Investments and foreign currency translations	$(528,180)
Total Change in Unrealized Net Appreciation/Depreciation	(528,180)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$532,333

See Notes to Financial Statements.

Janus Detroit Street Trust ½ 9

The Organics ETF

Statements of Changes in Net Assets

	Period ended April 30, 2018 (unaudited)	Year ended October 31, 2017
Operations:
Net investment income/(loss)	$40,570	$55,187
Net realized gain/(loss) on investments	1,019,943	479,486
Change in unrealized net appreciation/depreciation	(528,180)	836,970
Net Increase/(Decrease) in Net Assets Resulting from Operations	532,333	1,371,643
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income	(61,974)	(45,437)
Capital Share Transactions	62,271	8,671,208
Net Increase/(Decrease) in Net Assets	532,630	9,997,414
Net Assets:
Beginning of period	12,463,431	2,466,017
End of period	$12,996,061	$12,463,431

Undistributed Net Investment Income/(Loss)	$9,629	$31,033

See Notes to Financial Statements.

10 ½ APRIL 30, 2018

The Organics ETF

Financial Highlights

For a share outstanding during the period ended April 30, 2018 (unaudited) and each year or period ended October 31	2018	2017	2016(1)
Net Asset Value, Beginning of Period	$31.16	$24.66	$25.45
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.10	0.29	0.06
Net realized and unrealized gain/(loss)	1.38	6.39	(0.82)
Total from Investment Operations	1.49	6.68	(0.76)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.15)	(0.18)	(0.03)
Total Dividends and Distributions	(0.15)	(0.18)	(0.03)
Net Asset Value, End of Period	$32.49	$31.16	$24.66
Total Return*	4.81%	27.19%	(2.98)%
Net assets, End of Period (in thousands)	$12,996	$12,463	$2,466
Average Net Assets for the Period (in thousands)	$13,229	$5,314	$2,507
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.50%	0.50%	0.50%
Ratio of Net Investment Income/(Loss)	0.62%	1.04%	0.63%
Portfolio Turnover Rate(3)	21%	86%	20%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from June 8, 2016 (commencement of operations) through October 31, 2016.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period
(3)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creation or redemptions.

See Notes to Financial Statements.

Janus Detroit Street Trust ½ 11

The Organics ETF

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

The Organics ETF (the “Fund”) is a series fund. The Fund is part of Janus Detroit Street Trust (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers seven Funds each of which represent shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. The Fund seeks investment results that correspond generally to the performance, before fees and expenses, of an index (“Underlying Index”) which is designed to track the performance of companies globally that are positioned to profit from increasing demand for organic products, including companies which service, produce, distribute, market or sell organic food, beverages, cosmetics, supplements, or packaging. The Advisor believes organic products are generally environmentally responsible and more likely to be sustainable. The Fund is classified as nondiversified, as defined in the 1940 Act.

Unlike shares of traditional mutual funds, shares of the Fund are not individually redeemable and may only be purchased or redeemed directly from the Fund at net asset value (“NAV”) in large increments called “Creation Units” (25,000 or more shares per Creation Unit) through certain participants, known as “Authorized Participants.” The Fund will issue or redeem Creation Units in exchange for portfolio securities and/or cash. Except when aggregated in Creation Units, Fund shares are not redeemable securities of the Fund. Shares of the Fund are listed and trade on The NASDAQ Stock Market LLC (“NASDAQ”) and individual investors can purchase or sell shares in much smaller increments and for cash in the secondary market through a broker. These transactions, which do not involve the Fund, are made at market prices that may vary throughout the day and differ from the Fund’s NAV. As a result, you may pay more than NAV (at a premium) when you purchase shares, and receive less than NAV (at a discount) when you sell shares, in the secondary market.

An Authorized Participant may hold of record more than 25% of the outstanding shares of the Fund. From time to time, Authorized Participants may be a beneficial and/or legal owner of the Fund, may be affiliated with an index provider, may be deemed to have control of the Fund and/or may be able to affect the outcome of matters presented for a vote of the shareholders of the Fund. Authorized Participants may execute an irrevocable proxy granting the Distributor or an affiliate of Janus Capital Management LLC (“Janus Capital” or “Janus”) power to vote or abstain from voting such Authorized Participant’s beneficially or legally owned shares of the Fund. In such cases, the agent shall mirror vote (or abstain from voting) such shares in the same proportion as all other beneficial owners of the Fund.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities, including shares of exchange-traded funds, traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or are deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to

12 ½ APRIL 30, 2018

The Organics ETF

Notes to Financial Statements (unaudited)

“odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; and certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of April 30, 2018 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Janus Detroit Street Trust ½ 13

The Organics ETF

Notes to Financial Statements (unaudited)

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income quarterly. Net realized capital gains (if any) are distributed annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the NAV. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund’s equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time and could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Certain provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many

14 ½ APRIL 30, 2018

The Organics ETF

Notes to Financial Statements (unaudited)

non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/ or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the “Offsetting Assets and Liabilities” section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

Janus Detroit Street Trust ½ 15

The Organics ETF

Notes to Financial Statements (unaudited)

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Counterparty	Gross Amounts of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount
Deutsche Bank AG	$87,195	$—	$(87,195)	$—

(a)	Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.
(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of April 30, 2018, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $87,195 for equity securities. Gross amounts of recognized liabilities for securities lending (collateral received) as of April 30, 2018 is $93,525, resulting in the net amount due to the counterparty of $6,330.

16 ½ APRIL 30, 2018

The Organics ETF

Notes to Financial Statements (unaudited)

3. Investment Advisory Agreements and Other Transactions with Affiliates

Under its unitary fee structure, the Fund pays Janus Capital a management fee in return for providing certain investment advisory, supervisory, and administrative services to the Fund, including the costs of transfer agency, custody, fund administration, legal, audit, and other services. Janus Capital’s fee structure is designed to pay substantially all of the Fund’s expenses. However, the Fund bears other expenses which are not covered under the management fee which may vary and affect the total level of expenses paid by shareholders, such as distribution fees (if any), brokerage expenses or commissions, interest, dividends, taxes, litigation expenses, acquired fund fees and expenses (if any), and extraordinary expenses. The Fund’s management fee is calculated daily and paid monthly. The Fund’s contractual management fee rate (expressed as an annual rate) is 0.50% of the Fund’s average daily net assets.

State Street Bank and Trust Company (“State Street”) provides certain fund administration services to the Fund, including services related to the Fund’s accounting, including calculating the daily NAV, audit, tax, and reporting obligations, pursuant to an agreement with Janus Capital, on behalf of the Fund. As compensation for such services, Janus Capital pays State Street a fee based on a percentage of the Fund’s assets, with a minimum flat fee, for certain services. Janus Capital serves as administrator to the Fund, providing oversight and coordination of the Fund’s service providers, recordkeeping and other administrative services. Janus Capital does not receive any additional compensation, beyond the unitary fee, for serving as administrator. State Street also serves as transfer agent for the shares of the Fund. Pursuant to agreements with Janus Capital on behalf of the Fund, State Street Global Markets, an affiliate of State Street, may execute portfolio transactions for the Fund, including but not limited to, transactions in connection with cash in lieu transactions for non-US securities.

The Trust has adopted a Distribution and Servicing Plan for shares of the Fund pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan permits compensation in connection with the distribution and marketing of Fund shares and/or the provision of certain shareholder services. The Plan permits the Fund to pay ALPS Distributors, Inc. (the “Distributor”) or its designee, a fee for the sale and distribution and/or shareholder servicing of the shares at an annual rate of up to 0.25% of average daily net assets of the Fund. However, the Trustees have determined not to authorize payment under this Plan at this time. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor or its designee for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. The 12b-1 fee may only be imposed or increased when the Trustees determine that it is in the best interests of shareholders to do so. Because these fees are paid out of the Fund’s assets on an ongoing basis, to the extent that a fee is authorized, over time they will increase the cost of an investment in the Fund. The Plan fee may cost an investor more than other types of sales charges.

As of April 30, 2018, Janus Capital owned 1 share or less than 0.01% of the Fund.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended April 30, 2018 can be found in a table located in the Schedule of Investments.

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses, in-kind transactions and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of April 30, 2018 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$12,969,463	$902,249	$(734,187)	$168,062

Janus Detroit Street Trust ½ 17

The Organics ETF

Notes to Financial Statements (unaudited)

5. Capital Share Transactions

	Period ended April 30, 2018		Year ended October 31, 2017
	Shares	Amount	Shares	Amount
Shares sold	100,000	$3,496,813	400,000	$11,664,634
Shares repurchased	(100,000)	(3,434,542)	(100,000)	(2,993,426)
Net Increase/(Decrease)	—	$62,271	300,000	$8,671,208

6. Purchases and Sales of Investment Securities

For the period ended April 30, 2018, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$2,713,341	$3,530,860	$—	$—

For the period ended April 30, 2018, the cost of in-kind purchases and proceeds from in-kind sales, were as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$3,382,535	$3,441,402	$—	$—

During the period ended April 30, 2018, the Fund had net realized gain/(loss) of $951,908 from in-kind redemptions. Gains on in-kind transactions are not considered taxable for federal income tax purposes.

7. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”) to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the Fund’s financial statements.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to April 30, 2018 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

18 ½ APRIL 30, 2018

The Organics ETF

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus Henderson at 1-800-525-0020 (toll free).

Licensing Agreements

“Societe Generale” and other related marks are service marks of Societe Generale and have been licensed for use by Janus Capital. The Underlying Index is the property of Societe Generale and is used under license. The Fund is not sponsored, endorsed, or promoted by Societe Generale.

Neither Solactive nor any of its affiliates make any representation or warranty, express or implied, to the owners of a Fund or any member of the public regarding the advisability of investing in securities generally or in a Fund particularly or the ability of the Underlying Index to track general market performance. The Underlying Index is determined, composed, and calculated by Solactive without regard to Janus Capital or the Fund. Solactive has no obligation to take the needs of Janus Capital or the owners of the Fund into consideration in determining, composing, or calculating the Underlying Index. Solactive is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash.

ALTHOUGH SOLACTIVE SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE UNDERLYING INDEX FROM SOURCES WHICH IT CONSIDERS RELIABLE, IT DOES NOT GUARANTEE THE QUALITY, ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND SHALL HAVE NO LIABILITY FOR ERRORS OR OMISSIONS OF ANY KIND RELATED TO THE UNDERLYING INDEX OR DATA. SOLACTIVE MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY JANUS CAPITAL, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED TO JANUS CAPITAL FOR ANY OTHER USE. SOLACTIVE MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL IT HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Janus Capital does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and Janus Capital shall have no liability for any errors, omissions or interruptions therein. Janus Capital makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. Janus Capital makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Janus Capital have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index even if notified of the possibility of such damages.

Janus Detroit Street Trust ½ 19

The Organics ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

APPROVAL OF ADVISORY AGREEMENT FOR THE ORGANICS ETF, THE LONG-TERM CARE ETF, AND THE OBESITY ETF

There was no advisory agreement approved or renewed during the period; however, disclosure from the Fund’s most recent approval is provided below.

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Funds (the “Adviser”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the business combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals. The consummation of the Merger may be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the advisory agreement between the Fund and Janus Capital. As a result, the consummation of the Merger will cause such advisory agreement to terminate automatically in accordance with its terms.

The Trustees of the Trust, the majority of whom are Independent Trustees met on October 24, 2016, and at various times in advance of that date, which meeting was called for the purpose of considering the proposed investment management agreement (the “New Investment Management Agreement”) between the Adviser as a subsidiary of Henderson following the consummation of the Merger and the following series of the Trust: Janus Small Cap Growth Alpha ETF, Janus Small/ Mid Cap Growth Alpha ETF, The Organics ETF, The Long-Term Care ETF, The Obesity ETF, The Health and Fitness ETF, Janus Velocity Tail Risk Hedged Large Cap ETF and Janus Velocity Volatility Hedged Large Cap ETF (each a “Fund” and collectively, the “Funds”). The Independent Trustees met with representatives of the Adviser to discuss the anticipated effects of the Merger. During these meetings, the Adviser indicated its belief that the Merger would not adversely affect the continued operation of the Funds or the capabilities of the investment advisory personnel who currently manage the Funds to continue to provide these and other services to the Funds at the current levels. The Adviser also indicated that it believed that the Merger could provide certain benefits to the Funds but that there could be no assurance as to any particular benefits that might result.

In the course of their consideration of the New Investment Management Agreement, the Trustees met in executive session and were advised by their independent counsel. In this regard, the Board, including the Independent Trustees, evaluated the terms of the New Investment Management Agreement and reviewed the duties and responsibilities of the Trustees in evaluating and approving such agreements. In considering approval of the Investment Management Agreement, the Board, including the Independent Trustees, reviewed the board materials (the “Materials”) and other information provided in advance of the meeting from counsel, the Adviser, as well as from Henderson, including: (i) a copy of the form of New Investment Management Agreement, with respect to the Adviser’s management of the assets of each Fund; (ii) information describing the nature, quality and extent of the services that will be provided to each Fund, and the fees that will be charged to the Funds; (iii) information concerning the Adviser’s and Henderson’s financial condition, business, operations, portfolio management teams and compliance programs; (iv) information describing each Fund’s anticipated advisory fee and operating expenses; (v) information concerning the anticipated structure of the post-Merger entity (“Janus Henderson”); and (v) a memorandum from counsel on the responsibilities of trustees in considering investment advisory arrangements under the 1940 Act. The Board also considered presentations made by, and discussions held with, representatives of the Adviser. The Board also noted the information previously provided to the Board during 2016 related to the initial approvals of each Fund.

During its review of this information, the Board focused on and analyzed the factors that the Board deemed relevant, including, among other matters:

1)	That the material terms regarding advisory services pursuant to the New Investment Management Agreement are substantially identical to the terms of the current investment management agreement with the Adviser;

2)	That there is not expected to be any diminution in the nature, extent and quality of the services provided to the Funds and their shareholders by Janus Henderson, including compliance services;

3)	The commitment of the Adviser to retain key personnel currently employed by the Adviser who provide services to the Funds;

4)	That the manner in which each Fund’s assets are managed would not change as a result of the Merger, and that the same portfolio managers managing each Fund’s assets are expected to continue to do so after the Merger;

20 ½ APRIL 30, 2018

The Organics ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

5)	The terms and conditions of the New Investment Management Agreement, including the current advisory fee rates and operational expenses, are the same as the current fee rates under the current investment management agreement;

6)	That each Fund’s expense ratios are not expected to increase as a result of the Merger or approval of the New Investment Management Agreement;

7)	That the fees and expense ratios of the Funds relative to comparable investment companies continued to be reasonable given the quality of services provided;

8)	The history, reputation, qualification and background of Henderson, as well as its financial condition;

9)	The reputation, financial strength, corporate structure and capital resources of Henderson and its investment advisory subsidiaries and the anticipated financial strength of Janus Henderson;

10)	The long-term business goals of the Adviser and Henderson with respect to the Funds;

11)	That, pursuant to the terms of the Merger, Henderson has acknowledged the Advisor’s reliance upon the benefits and protections provided by Section 15(f) and has agreed not to take, and to cause its affiliates not to take, any action that would have the effect, directly or indirectly, of causing the requirements of any of the provisions of Section 15(f) not to be met in respect of the Merger;

12)	That shareholders would not bear any costs in connection with the Merger, that the Adviser will bear the costs, fees and expenses incurred by the Funds in connection with the Proxy Statement, including all expenses in connection with the solicitation of proxies, the fees and expenses of attorneys relating to the Merger and Proxy Statement, and other fees and expenses incurred by the Funds, if any, in connection with the Merger;

13)	The Adviser’s commitment to provide resources to the Funds and the potential for increased distribution capabilities as a result of the Merger, which have the potential to result in long-term economies of scale; and

14)	That the Adviser and Henderson would derive benefits from the Merger and that, as a result, they have a different financial interest in the matters that were being considered than do Fund shareholders.

In connection with their consideration of the New Investment Advisory Agreement on October 24 2016, the Board noted that, in February 2016, April 2016 and October 2016, the Board had initially approved the respective Funds’ current investment advisory agreements. The Trustees considered that, in connection with the foregoing approvals, the Board had determined that the Adviser had the capabilities, resources and personnel necessary to provide the services to each Fund required under the current investment advisory agreement, and the advisory fee rates paid by each Fund, taking into account the unitary fees charged to the Funds, represented reasonable compensation to the Adviser in light of the services provided. The Trustees noted that the Board also considered the cost to the Adviser of providing those services, potential economies of scale as each Fund’s assets grow, the fees and expenses paid by other comparable funds, and such other matters as the Board had considered relevant in the exercise of their reasonable business judgment.

To inform their consideration of the New Agreement, the Independent Trustees received and considered responses by the Adviser and Henderson to inquiries requesting information regarding: Henderson’s structure, operations, financial resources and key personnel; the material aspects of the Merger, the proposed operations of Janus Henderson and its compliance program, code of ethics, trading policies and key management and investment personnel, including each Fund’s portfolio managers; and anticipated changes to the management or operations of the Board and the Funds, including, if applicable, any changes to the Funds’ service providers, advisory fees and expense structure.

In considering the information and materials described above, the Independent Trustees received assistance from, and met separately with, independent legal counsel and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements. The Board did not identify any particular information that was most relevant to its consideration to approve the New Investment Management Agreement for each Fund and each Trustee may have afforded different weight to the various factors. Legal counsel to the Independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the approval of the New Agreement. In determining whether to approve the New Investment Management Agreement, the Board considered the best interests of each Fund separately.

In voting to approve the New Investment Management Agreement, the Board considered the overall fairness of the New Investment Management Agreement and factors it deemed relevant with respect to each Fund, including, but not limited to: (i) the nature, extent and quality of the services to be provided by Janus Henderson, (ii) that the investment personnel

Janus Detroit Street Trust ½ 21

The Organics ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

who currently manage the Funds would continue to manage the Funds as employees of Janus Henderson, (iii) that the fees and expenses of the Funds after the Transaction are expected to remain the same, (iv) the projected profitability of the Funds to Janus Henderson and its affiliates; (v) whether the projected economies of scale would be realized as the Funds grow and whether any breakpoints are appropriate at certain asset levels and (vi) other benefits that may accrue Janus Henderson from its relationship with the Funds. The Board also considered that the Transaction might not be consummated if the New Investment Management Agreement was not approved by the Board and the shareholders of each Fund.

Although not meant to be all-inclusive, set forth below is a description of the information and certain factors that were considered by the Board, including the Independent Trustees in deciding to approve the New Investment Management Agreement in respect of each Fund:

The nature, extent and quality of services to be provided by Janus Henderson; personnel and operations of Janus Henderson.

In considering the nature, extent and quality of the services to be provided by Janus Henderson under the New Investment Management Agreement, the Board considered that the terms of the New Investment Management Agreement are substantially similar to the terms of the current investment management agreement. The Board considered that the level of service and manner in which each Fund’s assets are managed were expected to remain the same.

The Board considered that, for a period of time after closing, the Adviser expects that the operations of Janus Henderson, as they relate to the Funds, would be the same as those of the Adviser. The Board considered that the Adviser’s key personnel who provide services to the Funds are expected to provide those same services after the Merger. The Board also noted that the Merger is not expected to result in any change in the structure or operations of the Funds and that the Adviser does not currently anticipate any immediate changes to the Funds’ key service providers.

In evaluating Janus Henderson, the Board considered the history, background, reputation and qualification of the Adviser and Henderson, as well as their personnel and Henderson’s financial condition. The Board considered that Henderson is a global asset management firm that was established in 1934, and that it has a long history of asset management around the world. The Board also considered Henderson’s capabilities, experience, corporate structure and capital resources, as well as the Adviser’s long-term business goals with respect to the Janus Henderson Merger and the Funds.

Based on its consideration and review of the foregoing information, the Board determined that each Fund was likely to benefit from the nature, quality and extent of these services, as well as the Janus Henderson’s ability to render such services based on their experience, personnel, operations and resources.

Cost of the services to be provided and profits to be realized by Janus Henderson from the relationship with the Funds; “fall-out” benefits.

The Board noted that the unitary fee currently in place for each Fund will remain in place and unchanged under the New Investment Management Agreement.

The Board also discussed the anticipated costs and projected profitability of Janus Henderson in connection with its serving as investment adviser to each Fund, including operational costs. In addition, the Board discussed that the Funds’ expenses were not expected to increase materially as a result of the Merger. The Board also noted that Henderson does not currently provide any investment management services to other exchange traded funds. In light of the nature, extent and quality of services proposed to be provided by Janus Henderson and the costs expected to be incurred by Janus Henderson in rendering those services, the Board concluded that the level of fees proposed to be paid to Janus Henderson with respect to the Funds were fair and reasonable.

The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale.

The Board next discussed potential economies of scale. The Board discussed the promised continued commitment to expand the distribution of Fund shares, and the potential for increased distribution capabilities as a result of the Merger, which have the potential to result in long-term economies of scale.

The Board also noted that since the Trust is newly formed, the eventual aggregate amount of assets was uncertain, and therefore specific information concerning the extent to which economies of scale would be realized as each Fund grows and whether fee levels would reflect such economies of scale, if any, was difficult to determine. The Board recognized the uncertainty in launching new investment products and estimating future asset levels.

22 ½ APRIL 30, 2018

The Organics ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

Other Benefits to Janus Henderson.

The Board considered other potential benefits that may accrue to Janus Henderson as a result of its relationship with the Funds, which include reputational benefits that may enhance Janus Henderson’s ability to gain business opportunities from other clients.

Conclusion.

No single factor was determinative to the decision of the Board. Based on, but not limited to, the foregoing, and such other matters as were deemed relevant, the Board concluded that the New Investment Management Agreement was fair and reasonable in light of the services to be performed, fees, expenses and such other matters as the Board considered relevant in the exercise of its business judgment.

After full consideration of the above factors, as well as other factors, the Trustees, with the Independent Trustees voting separately, determined to approve the New Investment Management Agreement with respect to the Funds.

Janus Detroit Street Trust ½ 23

The Organics ETF

Notes

24 ½ APRIL 30, 2018

The Organics ETF

Notes

Janus Detroit Street Trust ½ 25

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Janus Capital Management LLC is the investment adviser and ALPS Distributors, Inc. is the distributor. ALPS is not affiliated with Janus Henderson or any of its subsidiaries.

125-24-93071 04-18

SEMIANNUAL REPORT

April 30, 2018

Janus Henderson SG Global Quality Income ETF

Janus Detroit Street Trust

Janus Henderson SG Global Quality Income ETF (unaudited)

INVESTMENT OBJECTIVE

Janus Henderson SG Global Quality Income ETF (SGQI) seeks investment results that correspond generally to the performance, before fees and expenses, of an index which is designed to track the stocks of quality companies globally with attractive and sustainable dividends.

PERFORMANCE OVERVIEW

•	Despite volatility, global equities as represented by the MSCI World IndexSM were up for the six-month period. Stocks rose through the end of 2017, buttressed by synchronized, accelerating growth across major economies and anticipation that U.S. corporate tax reform would boost earnings in the U.S. In the first quarter of 2018, concerns over inflation and faster-than-expected interest rate hikes were a source of volatility, as were fears about protectionist trade policies.

•	During the period, the Janus Henderson SG Global Quality Income ETF (SGQI) returned -0.08% (based on NAV); its primary benchmark, the SGI Global Quality Income Index, returned -0.26%, and its secondary benchmark, the MSCI World IndexSM, returned 3.40%.

•	SGQI seeks investment results that correspond generally, before fees and expenses, to the performance of its primary benchmark. The strategy seeks to provide investors with a consistent income stream by selecting quality, high-yielding companies across the globe. The strategy’s focus on dividend-generating companies negatively affected its performance given the growth-oriented environment during the period.

Janus Detroit Street Trust ½ 1

Janus Henderson SG Global Quality Income ETF (unaudited)

Fund At A Glance

April 30, 2018

5 Largest Equity Holdings – (% of Net Assets)
Telia Co. AB
Diversified Telecommunication Services	1.5%
Occidental Petroleum Corp.
Oil, Gas & Consumable Fuels	1.4%
Sydney Airport
Transportation Infrastructure	1.4%
Sands China, Ltd.
Hotels, Restaurants & Leisure	1.4%
Orange SA
Diversified Telecommunication Services	1.4%

7.1%

Sector Allocation – (% of Net Assets)
Utilities	21.7%
Energy	21.5%
Consumer, Non-cyclical	19.3%
Communications	17.5%
Consumer, Cyclical	12.0%
Industrial	4.0%
Basic Materials	2.7%
Technology	1.2%

99.9%

Holdings are subject to change without notice.

2 ½ APRIL 30, 2018

Janus Henderson SG Global Quality Income ETF (unaudited)

Performance

Average Annual Total Return for the periods ended April 30, 2018
	Fiscal Year-to-Date	One Year	Since Inception*
Janus Henderson SG Global Quality Income ETF – NAV	-0.08%	6.81%	10.24%
Janus Henderson SG Global Quality Income ETF – Market Price	0.35%	5.79%	10.13%
SGI Global Quality Income Index	-0.26%	6.56%	10.00%
MSCI World IndexSM	3.40%	13.22%	15.64%

Total annual expense ratio as stated in the February 28, 2018 prospectus: 0.45%.

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/performance.

Shares of ETFs are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Market returns are based upon the midpoint of the bid/ask spread at 4:00 p.m. Eastern time (when NAV is normally determined for most ETFs), and do not represent the returns you would receive if you traded shares at other times. Ordinary brokerage commissions apply and will reduce returns.

ETF shares are not individually redeemable and owners of the shares may acquire those shares from the Fund and tender those shares for redemption to the Fund in Creation Units only.

Investing involves risk, including the possible loss of principal and fluctuatioxsn of value.

Performance depends on that of the underlying index.

See the prospectus for a more complete discussion of objectives, risks and expenses.

Returns include reinvestment of dividends and capital gains. Returns greater than one year are annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

See Financial Highlights for actual expense ratios during the reporting period.

There is no assurance the stated objective(s) will be met.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

The SGI Global Quality Income Index is the exclusive property of Societe Generale (“SG”) and is being used under license. SB has contracted with Solactive AG to maintain and calculate the Index. Neither SG nor Solactive have passed on the legality or suitability of SGQI, nor make any warranties or bear any liability for any errors or omissions in calculating the Index. SGQI is not sponsored, endorsed, or promoted by SG. “SGI Global Quality Income Index” is a service mark of Societe Generale. SG, Solactive, Janus Henderson and ALPS are unaffiliated.

*	The Fund commenced operations on December 7, 2016.

Janus Detroit Street Trust ½ 3

Janus Henderson SG Global Quality Income ETF (unaudited)

Disclosure of Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include creation and redemption fees or brokerage charges and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other ETFs. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to determine the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. These fees are fully described in the Fund’s prospectus. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Actual			Hypothetical (5% return before expenses)
Beginning Account Value (11/1/17)	Ending Account Value (4/30/18)	Expenses Paid During Period (11/1/17 - 4/30/18)†	Beginning Account Value (11/1/17)	Ending Account Value (4/30/18)	Expenses Paid During Period (11/1/17 - 4/30/18)†	Net Annualized Expense Ratio (11/1/17 - 4/30/18)
$1,000.00	$999.20	$2.23	$1,000.00	$1,022.56	$2.26	0.45%

†	Expenses Paid During Period is equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

4 ½ APRIL 30, 2018

Janus Henderson SG Global Quality Income ETF

Schedule of Investments (unaudited)

April 30, 2018

	Shares	Value
Common Stocks – 99.9%
Auto Components – 1.3%
Nokian Renkaat OYJ	1,311	$52,666
Automobiles – 1.3%
Nissan Motor Co., Ltd.	5,200	54,721
Chemicals – 1.3%
BASF SE	531	55,379
Diversified Telecommunication Services – 13.5%
Elisa OYJ	1,215	53,904
Koninklijke KPN NV	18,075	56,277
Orange SA	3,182	58,109
Proximus SADP	1,740	53,461
Singapore Telecommunications, Ltd.	21,300	56,626
Swisscom AG	117	56,378
Telenor ASA	2,425	53,821
Telia Co. AB	12,251	60,505
Telstra Corp., Ltd.	22,915	55,006
TELUS Corp.	1,555	55,737

		559,824
Electric Utilities – 12.3%
CLP Holdings, Ltd.	5,500	57,115
Duke Energy Corp.	719	57,635
Fortis, Inc.	1,658	55,743
Fortum OYJ	2,487	57,422
OGE Energy Corp.	1,750	57,523
Power Assets Holdings, Ltd.	7,500	55,856
PPL Corp.	1,971	57,356
Red Electrica Corp. SA	2,680	55,952
SSE PLC	2,927	55,675

		510,277
Food & Staples Retailing – 1.4%
Wesfarmers, Ltd.	1,725	56,994
Food Products – 1.3%
Tate & Lyle PLC	6,904	54,640
Gas Utilities – 4.0%
APA Group	8,840	55,719
ONEOK, Inc.	923	55,583
Snam SpA	11,578	55,744

		167,046
Health Care Providers & Services – 1.3%
Sonic Healthcare, Ltd.	3,086	55,022
Hotels, Restaurants & Leisure – 6.8%
Cracker Barrel Old Country Store, Inc.	338	55,632
Crown Resorts, Ltd.	5,658	55,351
Las Vegas Sands Corp.	770	56,464
Sands China, Ltd.	10,000	58,293
TUI AG	2,452	55,573

		281,313
Household Durables – 2.6%
Garmin, Ltd.	934	54,798
Persimmon PLC	1,443	53,961

		108,759
Marine – 1.3%
Kuehne + Nagel International AG	347	54,334
Media – 1.3%
Shaw Communications, Inc. - Class B	2,609	53,708
Metals & Mining – 1.4%
BHP Billiton, Ltd.	2,392	55,883

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Detroit Street Trust ½ 5

Janus Henderson SG Global Quality Income ETF

Schedule of Investments (unaudited)

April 30, 2018

	Shares	Value
Common Stocks – (continued)
Multi-Utilities – 6.7%
AGL Energy, Ltd.	3,467	$ 56,869
CenterPoint Energy, Inc.	2,078	52,636
Dominion Energy, Inc.	861	57,308
National Grid PLC	4,640	53,862
NorthWestern Corp.	1,003	55,105

		275,780
Office Electronics – 1.3%
Canon, Inc.	1,500	51,953
Oil, Gas & Consumable Fuels – 20.2%
BP PLC	7,589	56,236
Caltex Australia, Ltd.	2,236	52,357
Chevron Corp.	460	57,551
Enagas SA	1,955	57,019
Eni SpA	2,893	56,624
Exxon Mobil Corp.	707	54,969
Inter Pipeline, Ltd.	2,988	53,959
Keyera Corp.	2,002	53,987
Occidental Petroleum Corp.	755	58,331
Pembina Pipeline Corp.	1,693	54,001
Repsol SA	2,857	54,711
Royal Dutch Shell PLC - Class A	1,618	56,405
TOTAL SA	917	57,977
TransCanada Corp.	1,311	55,674
Woodside Petroleum, Ltd.	2,343	56,985

		836,786
Pharmaceuticals – 7.8%
GlaxoSmithKline PLC	2,708	54,508
Novartis AG	675	52,301
Orion OYJ - Class B	1,807	54,973
Pfizer, Inc.	1,518	55,574
Roche Holding AG	242	53,991
Sanofi	676	53,734

		325,081
Professional Services – 1.3%
Adecco Group AG	787	52,424
Textiles, Apparel & Luxury Goods – 1.3%
Hugo Boss AG	590	55,459
Tobacco – 3.5%
Altria Group, Inc.	859	48,199
Japan Tobacco, Inc.	2,000	53,671
Philip Morris International, Inc.	539	44,198

		146,068
Transportation Infrastructure – 4.0%
Abertis Infraestructuras SA	2,437	53,764
Sydney Airport	10,837	58,326
Transurban Group	6,352	55,620

		167,710
Wireless Telecommunication Services – 2.7%
Freenet AG	1,718	54,632
NTT DOCOMO, Inc.	2,200	56,998

		111,630
Total Common Stocks (cost $4,429,487)		4,143,457
Total Investments (total cost $4,429,487) – 99.9%		4,143,457
Cash, Receivables and Other Assets, net of Liabilities – 0.1%		4,776
Net Assets – 100%		$4,148,233

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6 ½ APRIL 30, 2018

Janus Henderson SG Global Quality Income ETF

Schedule of Investments (unaudited)

April 30, 2018

Summary of Investments by Country – (Long Positions) (unaudited)

Country	Value	% of Investment Securities
United States	$824,064	19.9%
Australia	614,132	14.8
Canada	382,809	9.2
United Kingdom	328,882	7.9
Switzerland	324,226	7.8
Spain	221,446	5.4
Germany	221,043	5.3
Finland	218,965	5.3
Japan	217,343	5.3
France	169,820	4.1
Hong Kong	112,971	2.7
Netherlands	112,682	2.7
Italy	112,368	2.7
Sweden	60,505	1.5
Macau	58,293	1.4
Singapore	56,626	1.4
Norway	53,821	1.3
Belgium	53,461	1.3
Total	$4,143,457	100.0%

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income		Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at 4/30/18
Investment Companies – 0%
Investments Purchased with Cash Collateral from Securities Lending – 0%

Janus Henderson Cash Collateral Fund LLC, 1.6310%ºº	$3,547	Δ	$ —	$ —	$ —

	Share Balance at 10/31/17		Purchases	Sales	Share Balance at 4/30/18
Investment Companies — 0%
Investments Purchased with Cash Collateral from Securities Lending – 0%

Janus Henderson Cash Collateral Fund LLC, 1.6310%ºº	514,073		3,112,364	(3,626,437)	—

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Detroit Street Trust ½ 7

Janus Henderson SG Global Quality Income ETF

Notes to Schedule of Investments and Other Information (unaudited)

MSCI World IndexSM	MSCI All Country World IndexSM reflects the equity market performance of global developed and emerging markets.

SGI Global Quality Income Index	SGI Global Quality Income Index (NTR-USD) (SGQINTRD) includes non-financial global developed country stocks, which meet certain criteria for market capitalization, average daily volume, business quality, balance sheet risk and dividend yield.

PLC	Public Limited Company

ºº	Rate reflects 7-day yield as of April 30, 2018.

Δ	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of April 30, 2018. See Notes to Financial Statements for more information.

Valuation Inputs Summary

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks	$4,143,457	$—	$—

Total Assets	$4,143,457	$—	$—

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8 ½ APRIL 30, 2018

Janus Henderson SG Global Quality Income ETF

Statement of Assets and Liabilities (unaudited)

April 30, 2018

Assets:
Investments, at value(1)	$4,143,457
Cash denominated in foreign currency(2)	929
Receivables:
Dividends	29,540
Affiliated securities lending income, net	83
Total Assets	4,174,009
Liabilities:
Payables:
Due to custodian	23,596
Management fees	2,180
Total Liabilities	25,776
Net Assets	$4,148,233
Net Assets Consists of:
Capital (par value and paid-in surplus)	$1,202,503
Undistributed net investment income/(loss)	29,927
Undistributed net realized gain/(loss) from investments and foreign currency transactions	3,201,524
Unrealized net appreciation/(depreciation) on investments and foreign currency translations	(285,721)
Total Net Assets	$4,148,233
Net Assets	$4,148,233
Shares outstanding, $0.001 Par Value (unlimited shares authorized)	150,001
Net Asset Value Per Share	$27.65

(1)	Includes cost of $4,429,487.
(2)	Includes cost of $926.

See Notes to Financial Statements.

Janus Detroit Street Trust ½ 9

Janus Henderson SG Global Quality Income ETF

Statement of Operations (unaudited)

For the period ended April 30, 2018

Investment Income:
Dividends	$495,562
Affiliated securities lending income, net	3,547
Foreign tax withheld	(37,787)
Total Investment Income	461,322
Expenses:
Management Fees	47,954
Total Expenses	47,954
Net Investment Income/(Loss)	413,368
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$3,226,141
Total Net Realized Gain/(Loss) on Investments	$3,226,141
Change in Unrealized Net Appreciation/Depreciation:
Investments and foreign currency translations	$(2,485,921)
Total Change in Unrealized Net Appreciation/Depreciation	(2,485,921)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,153,588

See Notes to Financial Statements.

10 ½ APRIL 30, 2018

Janus Henderson SG Global Quality Income ETF

Statements of Changes in Net Assets

	Period Ended April 30, 2018 (unaudited)	Period Ended October 31, 2017(1)
Operations:
Net investment income/(loss)	$413,368	$1,708,087
Net realized gain/(loss) on investments	3,226,141	2,007,954
Change in unrealized net appreciation/depreciation	(2,485,921)	2,200,200
Net Increase/(Decrease) in Net Assets Resulting from Operations	1,153,588	5,916,241
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income	(518,663)	(1,601,928)
Capital Share Transactions	(44,473,334)	43,672,329
Net Increase/(Decrease) in Net Assets	(43,838,409)	47,986,642
Net Assets:
Beginning of period	47,986,642	—
End of period	$4,148,233	$47,986,642

Undistributed Net Investment Income/(Loss)	$29,927	$135,222

(1)	Period from December 7, 2016 (commencement of operations) through October 31, 2017.

See Notes to Financial Statements.

Janus Detroit Street Trust ½ 11

Janus Henderson SG Global Quality Income ETF

Financial Highlights

For a share outstanding during the period ended April 30, 2018 (unaudited) and October 31, 2017	2018	2017(1)
Net Asset Value, Beginning of Period	$28.23	$25.59
	Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.57	1.12
Net realized and unrealized gain/(loss)	(0.59)	2.58
Total from Investment Operations	(0.02)	3.70
	Less Dividends and Distributions:
Dividends (from net investment income)	(0.56)	(1.06)
Total Dividends and Distributions	(0.56)	(1.06)
Net Asset Value, End of Period	$27.65	$28.23
Total Return*	(0.08)%	14.65%
Net assets, End of Period (in thousands)	$4,148	$47,987
Average Net Assets for the Period (in thousands)	$21,490	$41,816
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.45%	0.45%
Ratio of Net Investment Income/(Loss)	3.88%	4.53%
Portfolio Turnover Rate(3)	17%	99%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from December 7, 2016 (commencement of operations) through October 31, 2017.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period
(3)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creation or redemptions.

See Notes to Financial Statements.

12 ½ APRIL 30, 2018

Janus Henderson SG Global Quality Income ETF

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson SG Global Quality Income ETF (the “Fund”) is a series fund. The Fund is part of Janus Detroit Street Trust (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers seven Funds each of which represent shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. The Fund seeks investment results that correspond generally to the performance, before fees and expenses, of an index (“Underlying Index”) which is designed to track the stocks of quality companies globally with attractive and sustainable dividends. The Fund is classified as diversified, as defined in the 1940 Act.

Unlike shares of traditional mutual funds, shares of the Fund are not individually redeemable and may only be purchased or redeemed directly from the Fund at net asset value (“NAV”) in large increments called “Creation Units” (25,000 shares per Creation Unit) through certain participants, known as “Authorized Participants.” The Fund will issue or redeem Creation Units in exchange for portfolio securities and/or cash. Except when aggregated in Creation Units, Fund shares are not redeemable securities of the Fund. Shares of the Fund are listed and trade on The NASDAQ Stock Market LLC (“NASDAQ”) and individual investors can purchase or sell shares in much smaller increments for cash in the secondary market through a broker. These transactions, which do not involve the Fund, are made at market prices that may vary throughout the day and differ from the Fund’s NAV. As a result, you may pay more than NAV (at a premium) when you purchase shares, and receive less than NAV (at a discount) when you sell shares, in the secondary market.

An Authorized Participant may hold of record more than 25% of the outstanding shares of the Fund. From time to time, Authorized Participants may be a beneficial and/or legal owner of the Fund, may be affiliated with an index provider, may be deemed to have control of the Fund and/or may be able to affect the outcome of matters presented for a vote of the shareholders of the Fund. Authorized Participants may execute an irrevocable proxy granting the Distributor or an affiliate of Janus Capital Management LLC (“Janus Capital” or “Janus”) power to vote or abstain from voting such Authorized Participant’s beneficially or legally owned shares of the Fund. In such cases, the agent shall mirror vote (or abstain from voting) such shares in the same proportion as all other beneficial owners of the Fund.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or are deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position.

Janus Detroit Street Trust ½ 13

Janus Henderson SG Global Quality Income ETF

Notes to Financial Statements (unaudited)

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; and certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of April 30, 2018 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date

14 ½ APRIL 30, 2018

Janus Henderson SG Global Quality Income ETF

Notes to Financial Statements (unaudited)

of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income quarterly. Net realized capital gains (if any) are distributed annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the NAV. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund’s equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time and could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Certain provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others,

Janus Detroit Street Trust ½ 15

Janus Henderson SG Global Quality Income ETF

Notes to Financial Statements (unaudited)

including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/ or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus

16 ½ APRIL 30, 2018

Janus Henderson SG Global Quality Income ETF

Notes to Financial Statements (unaudited)

Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. There were no securities on loan as of April 30, 2018.

3. Investment Advisory Agreements and Other Transactions with Affiliates

Under its unitary fee structure, the Fund pays Janus Capital a management fee in return for providing certain investment advisory, supervisory, and administrative services to the Fund, including the costs of transfer agency, custody, fund administration, legal, audit, and other services. Janus Capital’s fee structure is designed to pay substantially all of the Fund’s expenses. However, the Fund bears other expenses which are not covered under the management fee which may vary and affect the total level of expenses paid by shareholders, such as distribution fees (if any), brokerage expenses or commissions, interest, dividends, taxes, litigation expenses, acquired fund fees and expenses (if any), and extraordinary expenses. The Fund’s management fee is calculated daily and paid monthly. The Fund’s contractual management fee rate (expressed as an annual rate) is 0.45% of the Fund’s average daily net assets.

State Street Bank and Trust Company (“State Street”) provides certain fund administration services to the Fund, including services related to the Fund’s accounting, including calculating the daily NAV, audit, tax, and reporting obligations, pursuant to an agreement with Janus Capital, on behalf of the Fund. As compensation for such services, Janus Capital pays State Street a fee based on a percentage of the Fund’s assets, with a minimum flat fee, for certain services. Janus Capital serves as administrator to the Fund, providing oversight and coordination of the Fund’s service providers, recordkeeping and other administrative services. Janus Capital does not receive any additional compensation, beyond the unitary fee, for serving as administrator. State Street also serves as transfer agent for the shares of the Fund.

The Trust has adopted a Distribution and Servicing Plan for shares of the Fund pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan permits compensation in connection with the distribution and marketing of Fund shares and/or the provision of certain shareholder services. The Plan permits the Fund to pay ALPS Distributors, Inc. (the “Distributor”) or its designee, a fee for the sale and distribution and/or shareholder servicing of the shares at an annual rate of up to 0.25% of average daily net assets of the Fund. However, the Trustees have determined not to authorize payment under this Plan at this time. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor or its designee for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. The 12b-1 fee may only be imposed or increased when the Trustees determine that it is in the best interests of shareholders to do so. Because these fees are paid out of the Fund’s assets on an ongoing basis, to the extent that a fee is authorized, over time they will increase the cost of an investment in the Fund. The Plan fee may cost an investor more than other types of sales charges.

As of April 30, 2018, Janus Capital owned 1 share or less than 0.01% of the Fund.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended April 30, 2018 can be found in a table located in the Schedule of Investments.

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses, in-kind transactions and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

Janus Detroit Street Trust ½ 17

Janus Henderson SG Global Quality Income ETF

Notes to Financial Statements (unaudited)

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of April 30, 2018 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$4,431,025	$59,964	$(347,532)	$(287,568)

5. Capital Share Transactions

	Period Ended April 30, 2018		Period Ended October 31, 2017(1)
	Shares	Amount	Shares	Amount
Shares sold	250,000	$7,204,828	2,300,001	$60,294,375
Shares repurchased	(1,800,000)	(51,678,162)	(600,000)	(16,622,046)
Net Increase/(Decrease)	(1,550,000)	$(44,473,334)	1,700,001	$43,672,329

(1)	Period from December 7, 2016 (commencement of operations) through October 31, 2017.

6. Purchases and Sales of Investment Securities

For the period ended April 30, 2018, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$3,205,140	$3,819,403	$—	$—

For the period ended April 30, 2018, the cost of in-kind purchases and proceeds from in-kind sales, were as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$7,031,479	$50,943,591	$—	$—

During the period ended April 30, 2018, the Fund had net realized gain/(loss) of $3,213,318 from in-kind redemptions. Gains on in-kind transactions are not considered taxable for federal income tax purposes.

7. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”) to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the Fund’s financial statements.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to April 30, 2018 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing other than the following:

The Board of Trustees of the Trust approved a plan to liquidate and terminate the Fund, effective on or about May 23, 2018. The Fund liquidated on May 23, 2018.

18 ½ APRIL 30, 2018

Janus Henderson SG Global Quality Income ETF

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus Henderson at 1-800-525-0020 (toll free).

Licensing Agreements

“Societe Generale” and other related marks are service marks of Societe Generale and have been licensed for use by

Janus Capital. The Underlying Index is the property of Societe Generale and is used under license. The Fund is not sponsored, endorsed, or promoted by Societe Generale. Neither Societe Generale nor any of its affiliates have passed on the Fund as to its legality or suitability, and such parties make no warranties nor bear any liability with respect to the Fund.

Neither Societe Generale nor any of its affiliates acts as an investment adviser or fiduciary with respect to the Fund,

Janus Capital or the Underlying Index. The Underlying Index is the exclusive property of Societe Generale, which has contracted with Solactive AG (“Solactive”) to maintain and calculate the Underlying Index. Solactive shall have no liability for any errors or omissions in calculating the Underlying Index.

Janus Capital does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and Janus Capital shall have no liability for any errors, omissions or interruptions therein. Janus Capital makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. Janus Capital makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Janus Capital have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index even if notified of the possibility of such damages.

Janus Detroit Street Trust ½ 19

Janus Henderson SG Global Quality Income ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

APPROVAL OF ADVISORY AGREEMENT FOR JANUS HENDERSON SHORT DURATION INCOME ETF AND JANUS HENDERSON SG GLOBAL QUALITY INCOME ETF

There was no advisory agreement approved or renewed during the period; however, disclosure from the Fund’s most recent approval is provided below.

The Trustees of Janus Detroit Street Trust (the “Trust”), including the Independent Trustees, met on October 24, 2016 to consider the proposed investment management agreement (the “Investment Management Agreement”) for Janus Henderson Short Duration Income ETF and Janus Henderson SG Global Quality Income ETF (each a “New Fund” and collectively, the “New Funds”). In the course of their consideration of the Investment Management Agreement, the Trustees met in executive session and were advised by their independent counsel. In this regard, the Board, including the Independent Trustees, evaluated the terms of the Investment Management Agreement and reviewed the duties and responsibilities of the Trustees in evaluating and approving such agreements. In considering approval of the Investment Management Agreement, the Board, including the Independent Trustees, reviewed the Board Materials and other information from counsel and from Janus Capital Management LLC, the investment adviser (the “Adviser”), including: (i) a copy of the form of Investment Management Agreement, with respect to the Adviser’s management of the assets of each New Fund; (ii) information describing the nature, quality and extent of the services that the Adviser will provide to the New Fund, and the fees the Adviser will charge to the New Funds; (iii) information concerning the Adviser’s financial condition, business, operations, portfolio management teams and compliance programs; (iv) information describing each New Fund’s anticipated advisory fee and operating expenses; (v) a copy of the Adviser’s current Form ADV; and (vi) a memorandum from counsel on the responsibilities of trustees in considering investment advisory arrangements under the 1940 Act. The Board also considered presentations made by, and discussions held with, representatives of the Adviser. The Board also received information comparing the advisory fees and expenses of the New Funds to those from fund complexes that were defined as competitors.

During its review of this information, the Board focused on and analyzed the factors that the Board deemed relevant, including: the nature, extent and quality of the services to be provided to each New Fund by the Adviser; the Advisers’ personnel and operations; each New Fund’s proposed expense level; the anticipated profitability to the Adviser under the Investment Management Agreement at certain asset levels; any “fall-out” benefits to the Adviser and its affiliates (i.e., the ancillary benefits realized by the Adviser and its affiliates from the Adviser’s relationship with the Trust); the effect of asset growth on each New Fund’s expenses; and possible conflicts of interest.

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the New Funds. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by the New Funds therefore, the New Fund and the Adviser may potentially benefit from their relationship with each other in other ways. The Trustees concluded that the success of the New Funds could attract other business to the Adviser or other Janus funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the New Funds.

The Board, including the Independent Trustees, considered the following in respect of each New Fund:

(a) The nature, extent and quality of services to be provided by Adviser; personnel and operations of the Adviser. The Board reviewed the services that the Adviser would provide to each New Fund. In connection with the investment advisory services to be provided by the Adviser, the Board noted the responsibilities that the Adviser would have as the Funds’ investment adviser, including: the overall supervisory responsibility for the general management and investment of each New Fund’s securities portfolio; providing oversight of the investment performance and processes and compliance with the New Fund’s investment objectives, policies and limitations; the implementation of the investment management program of each New Fund; the management of the day-to-day investment and reinvestment of the assets of each New Fund; determining daily baskets of deposit securities and cash components; executing portfolio security trades for purchases and redemptions of New Fund shares conducted on a cash-in-lieu basis; the responsibility for daily monitoring of tracking error and quarterly reporting to the Board; the review of brokerage matters; the oversight of general portfolio compliance with relevant law; and the implementation of Board directives as they relate to the New Funds.

The Board reviewed the Adviser’s experience, resources and strengths in managing other pooled investment vehicles, including the Adviser’s personnel. Based on its consideration and review of the foregoing information, the Board determined that each New Fund was likely to benefit from the nature, quality and extent of these services, as well as the Adviser’s ability to render such services based on their experience, personnel, operations and resources.

20 ½ APRIL 30, 2018

Janus Henderson SG Global Quality Income ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

(b) Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, and the cost of the services to be provided and profits to be realized by the Adviser from the relationship with the New Funds; “fall-out” benefits. The Board then compared both the services to be rendered and the proposed fees to be paid under other contracts of the Adviser, and under contracts of other investment advisers with respect to similar ETFs. In particular, the Board compared each New Fund’s proposed advisory fee and projected expense ratio to other investment companies considered to be in that New Fund’s peer group. The Board also noted that the New Funds had no other comparable equivalents managed by the Adviser. The Board also discussed the anticipated costs and projected profitability of the Adviser in connection with its serving as investment adviser to each New Fund, including operational costs. In addition, the Board discussed the entrepreneurial risk undertaken by the Adviser in creating the Trust. After comparing each New Fund’s proposed fees with those of other funds in the New Fund’s peer group, and in light of the nature, extent and quality of services proposed to be provided by the Adviser and the costs expected to be incurred by the Adviser in rendering those services, the Board concluded that the level of fees proposed to be paid to the Adviser with respect to the New Funds were fair and reasonable.

The Board also considered that the Adviser may experience reputational “fall-out” benefits based on the success of the New Funds, but that such benefits are not easily quantifiable.

(c) The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale. The Board next discussed potential economies of scale. Since the Trust is newly formed, the Trust and the New Funds had not commenced operations, and the eventual aggregate amount of assets was uncertain, the Adviser was not able to provide the Board New Fund specific information concerning the extent to which economies of scale would be realized as each New Fund grows and whether fee levels would reflect such economies of scale, if any. The Board recognized the uncertainty in launching a new investment product and estimating future asset levels.

(d) Investment performance of the Funds and the Adviser. Because each New Fund had not commenced operations, the Board did not consider the investment performance of the New Fund. However, for the Janus Henderson Short Duration Income ETF, the Board considered the experience of the Adviser with comparable investment strategies.

Conclusion.

No single factor was determinative to the decision of the Board. Based on the foregoing and such other matters as were deemed relevant, the Board concluded that the proposed advisory fee rate and projected total expense ratio are reasonable in relation to the services to be provided by the Adviser to each New Fund, as well as the costs to be incurred and benefits to be gained by the Adviser in providing such services. The Board also found the proposed advisory fees to be reasonable in comparison to the fees charged by advisers to other comparable funds of similar actual or anticipated size. As a result, the Board concluded that the initial approval of the Investment Management Agreement was in the best interests of each New Fund.

After full consideration of the above factors, as well as other factors, the Trustees, including all of the independent Trustees voting separately, determined to approve the investment advisory agreement for each New Fund.

Janus Detroit Street Trust ½ 21

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Janus Capital Management LLC is the investment adviser and ALPS Distributors, Inc. is the distributor. ALPS is not affiliated with Janus Henderson or any of its subsidiaries.

125-24-93072 04-18

SEMIANNUAL REPORT

April 30, 2018

Janus Henderson Short Duration Income ETF

Janus Detroit Street Trust

Janus Henderson Short Duration Income ETF (unaudited)

INVESTMENT OBJECTIVE

Janus Henderson Short Duration Income ETF (VNLA) seeks to provide a steady income stream with capital preservation across various market cycles. The Fund seeks to consistently outperform the LIBOR 3-month rate by a moderate amount through various market cycles while at the same time providing low volatility.

PERFORMANCE OVERVIEW

•	Globally, bond markets generated positive gains during the period, while the U.S. registered negative returns. The divergence was largely due to increasing yields on U.S. Treasurys as the Federal Reserve (Fed) continued with its interest rate normalization plan. The yield in the 10-year U.S. Treasury, for example, climbed 57 basis points (bps) to 2.95% by period end. Conversely, rates in other developed markets remained stubbornly low. Spreads on investment-grade corporate credit widened over the period, and those on high-yield corporates were largely flat.

•	During the period, the Janus Henderson Short Duration Income ETF (VNLA) returned 0.60%, net of fees (based on NAV); its benchmark, 3-Month USD LIBOR, returned 0.69%. The Fund’s duration positioning and core of cash-based corporate credits were responsible for most of the period’s positive returns. The cost associated with credit hedges, however, pushed returns for the period below that of the benchmark, whose returns over the period increased over previous periods due to higher short-term interest rates.

•	Janus Henderson Short Duration Income ETF is an actively managed fixed income ETF with the potential to deliver returns above cash. The strategy seeks to provide a steady income stream with low volatility and capital preservation across economic cycles. Rather than tracking a benchmark, the Fund is designed to move beyond conventional constraints and provide positive returns.

Janus Detroit Street Trust ½ 1

Janus Henderson Short Duration Income ETF (unaudited)

Fund At A Glance

April 30, 2018

Sector Allocation – (% of Net Assets)
Financial	49.2%
Consumer, Cyclical	13.2%
Utilities	8.2%
Consumer, Non-cyclical	7.7%
Communications	7.0%
Energy	5.7%
Industrial	5.1%
Technology	3.2%
Basic Materials	1.3%
Diversified	1.2%
Government	1.0%
Mortgage-Backed Securities	0.3%
Asset-Backed Securities	0.2%

103.3%

Holdings are subject to change without notice.

2 ½ APRIL 30, 2018

Janus Henderson Short Duration Income ETF (unaudited)

Performance

Average Annual Total Return for the periods ended April 30, 2018
	Fiscal Year-To-Date	One Year	Since Inception*
Janus Henderson Short Duration Income ETF – NAV	0.60%	1.74%	1.70%
Janus Henderson Short Duration Income ETF – Market Price	0.60%	1.80%	1.75%
3-Month USD LIBOR	0.69%	1.30%	1.19%

Total annual expense ratio as stated in the February 28, 2018 prospectus: 0.35%.

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/performance.

Shares of ETFs are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Market returns are based upon the midpoint of the bid/ask spread at 4:00 p.m. Eastern time (when NAV is normally determined for most ETFs), and do not represent the returns you would receive if you traded shares at other times. Ordinary brokerage commissions apply and will reduce returns.

ETF shares are not individually redeemable and owners of the shares may acquire those shares from the Fund and tender those shares for redemption to the Fund in Creation Units only.

Investing involves risk, including the possible loss of principal and fluctuation of value.

The Fund is not a money market fund and does not attempt to maintain a stable net asset value.

See the prospectus for a more complete discussion of objectives, risks and expenses.

Returns include reinvestment of dividends and capital gains. Returns greater than one year are annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

See Financial Highlights for actual expense ratios during the reporting period.

There is no assurance the stated objective(s) will be met.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

*	The Fund commenced operations on November 16, 2016.

Janus Detroit Street Trust ½ 3

Janus Henderson Short Duration Income ETF (unaudited)

Disclosure of Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include creation and redemption fees or brokerage charges and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other ETFs. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to determine the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. These fees are fully described in the Fund’s prospectus. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Actual			Hypothetical (5% return before expenses)
Beginning Account Value (11/1/17)	Ending Account Value (4/30/18)	Expenses Paid During Period (11/1/17 - 4/30/18)†	Beginning Account Value (11/1/17)	Ending Account Value (4/30/18)	Expenses Paid During Period (11/1/17 - 4/30/18)†	Net Annualized Expense Ratio (11/1/17 - 4/30/18)
$1,000.00	$1,006.00	$1.74	$1,000.00	$1,023.06	$1.76	0.35%

†	Expenses Paid During Period is equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

4 ½ APRIL 30, 2018

Janus Henderson Short Duration Income ETF

Schedule of Investments (unaudited)

April 30, 2018

	Principal Amounts	Value
Corporate Bonds – 89.5%
Asset-Backed Securities – 0.2%
Applebee’s Funding LLC / IHOP Funding LLC, 4.2770%, 9/5/44 (144A)	$245,765	$240,098
Conn Funding II LP, 2.7300%, 7/15/19 (144A)	1,491	1,491
Golden Credit Card Trust, 1.9800%, 4/15/22 (144A)	484,000	475,083

	716,672
Basic Materials – 0.3%
Incitec Pivot Finance LLC, 6.0000%, 12/10/19 (144A)	450,000	468,171
Sherwin-Williams Co., 2.2500%, 5/15/20	1,000,000	982,691

	1,450,862
Communications – 7.0%
Alibaba Group Holding Ltd., 2.5000%, 11/28/19	2,800,000	2,778,496
Amazon.com, Inc., 3.3000%, 12/5/21	1,496,000	1,506,921
Amazon.com, Inc., 2.4000%, 2/22/23 (144A)	2,000,000	1,914,225
Booking Holdings, Inc., 3.6000%, 6/1/26	2,600,000	2,517,843
CBS Corp., 2.9000%, 6/1/23 (144A)	2,333,000	2,227,776
Deutsche Telekom International Finance B.V., 1.5000%, 9/19/19	875,000	857,922
Deutsche Telekom International Finance B.V., 1.5000%, 9/19/19 (144A)	150,000	147,072
Deutsche Telekom International Finance B.V., ICE LIBOR USD 3 Month + 0.5800%, 2.9328%, 1/17/20 (144A)	700,000	702,484
eBay, Inc., 2.2000%, 8/1/19	100,000	99,369
eBay, Inc., 2.1500%, 6/5/20	946,000	927,960
eBay, Inc., ICE LIBOR USD 3 Month + 0.8700%, 3.2288%, 1/30/23	2,400,000	2,416,070
Optus Finance Pty Ltd., 4.6250%, 10/15/19	700,000	713,653
Optus Finance Pty Ltd., 4.0000%, 6/17/22	500,000	390,869
Optus Finance Pty Ltd., 3.2500%, 8/23/22	750,000	569,260
SingTel Group Treasury Pte Ltd., 4.5000%, 9/8/21	2,341,000	2,422,839
Telstra Corp. Ltd., 7.7500%, 7/15/20	2,200,000	1,838,190
Verizon Communications, Inc., 90 Day Australian Bank Bill Rate + 1.2200%, 2.9850%, 2/17/23	4,230,000	3,212,274
Walt Disney Co., 1.6500%, 1/8/19	600,000	596,806
Walt Disney Co., 2.1500%, 9/17/20	1,100,000	1,081,124
Walt Disney Co., ICE LIBOR USD 3 Month + 0.3900%, 2.4146%, 3/4/22	2,030,000	2,041,589

	28,962,742
Consumer, Cyclical – 10.3%
American Honda Finance Corp., ICE LIBOR USD 3 Month + 0.2800%, 2.1649%, 11/19/18	600,000	600,770
American Honda Finance Corp., 1.2000%, 7/12/19	1,100,000	1,079,712
American Honda Finance Corp., 2.2500%, 8/15/19	1,500,000	1,489,912
American Honda Finance Corp., ICE LIBOR USD 3 Month + 0.3400%, 2.1734%, 2/14/20	850,000	853,581
Cintas Corp. No. 2, 3.7000%, 4/1/27	1,300,000	1,275,403
Costco Wholesale Corp., 2.2500%, 2/15/22	1,500,000	1,456,055
Costco Wholesale Corp., 2.7500%, 5/18/24	1,600,000	1,547,016
CVS Health Corp., 2.1250%, 6/1/21	3,103,000	2,993,814
Daimler Finance North America LLC, ICE LIBOR USD 3 Month + 0.2500%, 2.0370%, 11/5/18 (144A)	500,000	500,309
Daimler Finance North America LLC, 1.5000%, 7/5/19 (144A)	1,650,000	1,624,008
Daimler Finance North America LLC, ICE LIBOR USD 3 Month + 0.6300%, 2.9546%, 1/6/20 (144A)	1,900,000	1,912,067
Daimler Finance North America LLC, 2.9081%, 5/4/21	2,000,000	2,000,000
Ford Motor Credit Co. LLC, 2.8346%, 4/5/21	1,988,000	1,996,162
General Motors Financial Co., Inc., 2.4500%, 11/6/20	650,000	635,430
General Motors Financial Co., Inc., ICE LIBOR USD 3 Month + 1.5500%, 3.8977%, 1/14/22	500,000	513,020
General Motors Financial Co., Inc., 3.3108%, 1/5/23	2,150,000	2,161,180
Hyundai Capital America, 3.1775%, 9/18/20	786,000	789,282
Hyundai Capital America, 2.7500%, 9/27/26 (144A)	1,000,000	880,148
Hyundai Capital Services, Inc., 1.6250%, 8/30/19	500,000	487,972
Hyundai Capital Services, Inc., 3.0000%, 3/6/22 (144A)	400,000	386,958
Lowe’s Cos., Inc., ICE LIBOR USD 3 Month + 0.4200%, 2.4914%, 9/10/19	2,551,000	2,563,203

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Detroit Street Trust ½ 5

Janus Henderson Short Duration Income ETF

Schedule of Investments (unaudited)

April 30, 2018

	Principal Amounts	Value
Corporate Bonds – (continued)
Consumer, Cyclical – (continued)
Nissan Financial Services Australia Pty Ltd., 2.5000%, 9/6/19	$ 250,000	$ 188,344
Nissan Motor Acceptance Corp., ICE LIBOR USD 3 Month + 1.0100%, 3.0573%, 3/8/19 (144A)	450,000	453,344
Nissan Motor Acceptance Corp., 2.2500%, 1/13/20 (144A)	1,000,000	986,188
Nissan Motor Acceptance Corp., ICE LIBOR USD 3 Month + 0.3900%, 2.7316%, 7/13/20 (144A)	600,000	601,284
Nissan Motor Acceptance Corp., 2.9850%, 9/28/22 (144A)	700,000	702,521
Toyota Motor Credit Corp., 2.1250%, 7/18/19	552,000	548,417
Toyota Motor Credit Corp., 2.4375%, 1/10/20	3,000,000	3,002,075
Toyota Motor Credit Corp., 2.6216%, 4/13/21	2,000,000	2,006,816
Toyota Motor Finance Netherlands B.V., 2.3214%, 12/12/19	1,000,000	1,001,560
Walmart, Inc., 2.3006%, 10/9/19	2,900,000	2,898,805
Walmart, Inc., 1.9000%, 12/15/20	2,500,000	2,447,425

		42,582,781
Consumer, Non-cyclical – 5.7%
Allergan Funding SCS, 2.4500%, 6/15/19	1,400,000	1,390,166
Allergan Funding SCS, 3.0000%, 3/12/20	1,000,000	993,198
Becton Dickinson and Co., 2.9436%, 12/29/20	900,000	902,216
Becton Dickinson and Co., ICE LIBOR USD 3 Month + 1.0300%, 3.0552%, 6/6/22	900,000	906,593
Cardinal Health, Inc., ICE LIBOR USD 3 Month + 0.7700%, 2.8945%, 6/15/22	1,600,000	1,605,264
Constellation Brands, Inc., 2.7000%, 5/9/22	1,236,000	1,193,121
Constellation Brands, Inc., 2.6500%, 11/7/22	1,100,000	1,053,446
Constellation Brands, Inc., 3.2000%, 2/15/23	2,800,000	2,739,821
Fonterra Co-operative Group Ltd., 4.5000%, 6/30/21	2,200,000	1,734,179
HCA, Inc., 3.7500%, 3/15/19	3,119,000	3,126,798
Molson Coors Brewing Co., 2.2500%, 3/15/20	1,127,000	1,107,371
Molson Coors Brewing Co., 2.1000%, 7/15/21	1,050,000	1,006,133
Sysco Corp., 1.9000%, 4/1/19	1,900,000	1,886,375
Sysco Corp., 2.6000%, 10/1/20	500,000	494,303
Sysco Corp., 2.6000%, 6/12/22	763,000	738,448
Transurban Finance Co. Pty Ltd., 3.3750%, 3/22/27 (144A)	150,000	139,410
Wesfarmers Ltd., 6.2500%, 3/28/19	800,000	623,897
Wesfarmers Ltd., 4.7500%, 3/12/20	500,000	391,051
WSO Finance Pty Ltd., 3.5000%, 7/14/23	1,400,000	1,051,822
WSO Finance Pty Ltd., 4.5000%, 3/31/27	800,000	622,224

		23,705,836
Diversified – 1.2%
CK Hutchison International 16 Ltd., 1.8750%, 10/3/21 (144A)	1,100,000	1,045,181
CK Hutchison International 17 II Ltd., 2.2500%, 9/29/20 (144A)	1,100,000	1,075,100
Hutchison Whampoa International 09 Ltd., 7.6250%, 4/9/19	2,450,000	2,552,059
Hutchison Whampoa International Ltd., 5.7500%, 9/11/19 (144A)	350,000	362,524

		5,034,864
Energy – 3.2%
CNOOC Finance 2015 USA LLC, 3.7500%, 5/2/23(a)	4,500,000	4,464,269
Harvest Operations Corp., 2.1250%, 5/14/18	1,222,000	1,221,514
Harvest Operations Corp., 4.2000%, 6/1/23 (144A)(a)	2,410,526	2,432,657
Korea National Oil Corp., 4.2500%, 10/8/19	200,000	153,130
Korea National Oil Corp., ICE LIBOR USD 3 Month + 0.6000%, 2.8916%, 3/27/20	800,000	799,677
Shell International Finance BV, ICE LIBOR USD 3 Month + 0.3500%, 2.4214%, 9/12/19	550,000	552,446
Sinopec Group Overseas Development 2013 Ltd., 2.5000%, 10/17/18	500,000	498,679
Sinopec Group Overseas Development 2014 Ltd., 2.7500%, 4/10/19	250,000	249,096
Sinopec Group Overseas Development 2016 Ltd., 1.7500%, 9/29/19 (144A)	1,700,000	1,664,407
Sinopec Group Overseas Development 2017 Ltd., 2.3750%, 4/12/20 (144A)	600,000	588,740
Sinopec Group Overseas Development 2017 Ltd., 2.2500%, 9/13/20 (144A)	500,000	487,031

		13,111,646
Financial – 48.5%
Ally Financial, Inc., 3.6000%, 5/21/18	3,000,000	2,992,500
Ally Financial, Inc., 8.0000%, 12/31/18	1,000,000	1,030,000

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6 ½ APRIL 30, 2018

Janus Henderson Short Duration Income ETF

Schedule of Investments (unaudited)

April 30, 2018

	Principal Amounts	Value
Corporate Bonds – (continued)
Financial – (continued)
Ally Financial, Inc., 3.5000%, 1/27/19	$ 2,400,000	$ 2,398,800
American Express Co., 2.6888%, 10/30/20	400,000	400,470
American Express Co., ICE LIBOR USD 3 Month + 0.6100%, 2.9681%, 8/1/22	1,550,000	1,549,307
American Express Credit Corp., 2.3750%, 5/26/20	500,000	493,640
ANZ New Zealand Int’l Ltd., 2.7500%, 1/22/21 (144A)	2,500,000	2,462,657
ANZ New Zealand Int’l Ltd., ICE LIBOR USD 3 Month + 1.0100%, 3.3688%, 7/28/21 (144A)	1,500,000	1,523,138
Australia & New Zealand Banking Group Ltd., ICE LIBOR USD 3 Month + 0.6600%, 2.9311%, 9/23/19 (144A)	600,000	604,107
Australia & New Zealand Banking Group Ltd., ICE LIBOR USD 3 Month + 0.5000%, 2.3849%, 8/19/20 (144A)	1,250,000	1,256,743
Australia & New Zealand Banking Group Ltd., 90 Day Australian Bank Bill Rate + 1.0000%, 2.8650%, 3/7/22	2,000,000	1,520,962
Bank Nederlandse Gemeenten NV, 1.5000%, 2/15/19 (144A)	750,000	744,435
Bank Nederlandse Gemeenten NV, 1.8750%, 6/11/19	700,000	694,725
Bank of America Corp., 90 Day Australian Bank Bill Rate + 1.1500%, 2.9700%, 3/5/20	5,000,000	3,801,167
Bank of America Corp., ICE LIBOR USD 3 Month + 1.4200%, 3.7754%, 4/19/21	1,000,000	1,029,902
Bank of America Corp., 90 Day Australian Bank Bill Rate + 1.5500%, 3.3200%, 8/5/21	300,000	230,638
Bank of America Corp., 2.9580%, 10/1/21	1,500,000	1,507,945
Bank of America Corp., ICE LIBOR USD 3 Month + 1.1600%, 3.5187%, 1/20/23	1,350,000	1,375,805
Bank of Montreal, ICE LIBOR USD 3 Month + 0.6000%, 2.6714%, 12/12/19	500,000	503,080
Bank of Montreal, ICE LIBOR USD 3 Month + 0.4400%, 2.5645%, 6/15/20	800,000	803,511
Bank of Montreal, 2.8016%, 4/13/21	2,000,000	2,007,944
Bank of Montreal, 2.7014%, 9/11/22	500,000	501,501
Bank of Montreal, CDOR USD 3 Month + 1.0800%, 3.1200%, 9/19/24	1,350,000	1,060,750
Bank of Nova Scotia, 2.3500%, 10/21/20	700,000	686,131
Bank of Nova Scotia, 2.6206%, 1/8/21	1,200,000	1,197,600
Bank of Nova Scotia, 2.7987%, 4/20/21	2,000,000	2,006,094
Bank of Nova Scotia, ICE LIBOR USD 3 Month + 0.6400%, 2.6749%, 3/7/22	500,000	503,137
Bank of Nova Scotia, 2.7000%, 3/7/22	500,000	487,201
Bank of Queensland Ltd., 90 Day Australian Bank Bill Rate + 1.1700%, 3.2250%, 10/26/20	1,900,000	1,442,834
Bank of Queensland Ltd., 2.7850%, 11/16/21	6,000,000	4,521,181
Bendigo & Adelaide Bank Ltd., 90 Day Australian Bank Bill Rate + 1.1000%, 2.8650%, 8/18/20	2,000,000	1,517,867
Bendigo & Adelaide Bank Ltd., 90 Day Australian Bank Bill Rate + 1.4600%, 3.5250%, 4/20/21	450,000	344,410
Bendigo & Adelaide Bank Ltd., 90 Day Australian Bank Bill Rate + 2.8000%, 4.8350%, 1/29/24	500,000	381,450
Bendigo & Adelaide Bank Ltd., 90 Day Australian Bank Bill Rate + 2.8000%, 4.7050%, 12/9/26	200,000	157,073
BNZ International Funding Ltd., 2.3500%, 3/4/19 (144A)	800,000	797,325
Canadian Imperial Bank of Commerce, 2.6779%, 2/2/21	1,500,000	1,499,399
Capital One Financial Corp., 3.0788%, 1/30/23	1,900,000	1,889,921
Cboe Global Markets, Inc., 3.6500%, 1/12/27	350,000	337,307
Citibank NA, 2.6781%, 5/1/20(a)	3,000,000	3,002,232
Citigroup, Inc., 90 Day Australian Bank Bill Rate + 1.2500%, 3.0200%, 8/7/19	1,500,000	1,139,797
Citigroup, Inc., ICE LIBOR USD 3 Month + 0.7900%, 3.1275%, 1/10/20	850,000	856,040
Citigroup, Inc., 90 Day Australian Bank Bill Rate + 1.5500%, 3.3200%, 5/4/21	2,000,000	1,535,527
Citigroup, Inc., ICE LIBOR USD 3 Month + 1.0700%, 3.1173%, 12/8/21	2,250,000	2,284,004
Citigroup, Inc., ICE LIBOR USD 3 Month + 0.9600%, 3.3195%, 4/25/22	750,000	761,490
Citigroup, Inc., 3.1420%, 1/24/23	1,000,000	981,386
Citizens Bank NA, ICE LIBOR USD 3 Month + 0.5400%, 2.5572%, 3/2/20	800,000	800,852
Citizens Bank NA, ICE LIBOR USD 3 Month + 0.5700%, 2.5136%, 5/26/20	600,000	603,272
Citizens Bank NA, 2.2500%, 10/30/20	1,100,000	1,073,069
Citizens Bank NA, ICE LIBOR USD 3 Month + 0.8100%, 2.7536%, 5/26/22	300,000	300,138
Commonwealth Bank of Australia, 2.0500%, 3/15/19	1,500,000	1,492,032
Commonwealth Bank of Australia, 2.2500%, 3/10/20 (144A)	500,000	492,108

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Detroit Street Trust ½ 7

Janus Henderson Short Duration Income ETF

Schedule of Investments (unaudited)

April 30, 2018

	Principal Amounts	Value
Corporate Bonds – (continued)
Financial – (continued)
Commonwealth Bank of Australia, 90 Day Australian Bank Bill Rate + 1.1500%, 3.2200%, 1/18/21	$ 2,000,000	$ 1,528,290
Commonwealth Bank of Australia, ICE LIBOR USD 3 Month + 0.8300%, 2.8552%, 9/6/21	1,000,000	1,012,353
Commonwealth Bank of Australia, 2.8575%, 9/18/22 (144A)	1,200,000	1,206,042
Commonwealth Bank of Australia, 2.8450%, 3/16/23 (144A)	3,000,000	3,010,206
Commonwealth Bank of Australia, 90 Day Australian Bank Bill Rate + 2.6500%, 4.4700%, 6/3/26	1,300,000	1,019,558
Commonwealth Bank of Australia, ICE LIBOR USD 3 Month + 2.0940%, 3.3750%, 10/20/26	500,000	487,575
Cooperatieve Rabobank UA, 2.7917%, 4/26/21	2,000,000	2,004,616
Cooperatieve Rabobank UA, ICE LIBOR USD 3 Month + 0.8300%, 3.1675%, 1/10/22	1,700,000	1,728,677
Cooperatieve Rabobank UA, 2.8175%, 1/10/23	1,200,000	1,201,421
DBS Bank Ltd., 2.3300%, 9/4/20	1,000,000	755,249
DBS Group Holdings Ltd., ICE LIBOR USD 3 Month + 0.4900%, 2.5373%, 6/8/20	200,000	200,212
DBS Group Holdings Ltd., ICE LIBOR USD 3 Month + 0.4900%, 2.5373%, 6/8/20 (144A)	1,600,000	1,601,696
DBS Group Holdings Ltd., USD SWAP SEMI 30/360 5YR + 2.3900%, 3.6000%, 9/7/21	1,200,000	1,165,753
DEXUS Finance Pty Ltd., 5.7500%, 9/10/18	100,000	76,305
DEXUS Finance Pty Ltd., 4.2000%, 11/9/22	2,200,000	1,703,271
Dexus Wholesale Property Fund, 4.7500%, 6/16/25	400,000	315,151
E*TRADE Financial Corp., 2.9500%, 8/24/22	2,100,000	2,034,362
First Republic Bank, 2.5000%, 6/6/22	1,645,000	1,579,377
GAIF Bond Issuer Pty Ltd., 3.4000%, 9/30/26	701,000	652,966
GAIF Bond Issuer Pty Ltd., 3.4000%, 9/30/26 (144A)	852,000	793,619
General Property Trust, 3.5910%, 11/7/23	600,000	450,542
Goldman Sachs Group Inc, 90 Day Australian Bank Bill Rate + 1.3000%, 3.0650%, 8/21/19	180,000	136,771
Goldman Sachs Group Inc, 90 Day Australian Bank Bill Rate + 1.2000%, 2.9800%, 8/26/20	2,500,000	1,899,823
Goldman Sachs Group Inc, ICE LIBOR USD 3 Month + 1.3600%, 3.7195%, 4/23/21	2,000,000	2,047,740
Goldman Sachs Group, Inc., ICE LIBOR USD 3 Month + 0.8000%, 2.8888%, 12/13/19	500,000	503,823
Goldman Sachs Group, Inc., ICE LIBOR USD 3 Month + 1.7700%, 3.7136%, 2/25/21	380,000	392,990
Goldman Sachs Group, Inc., ICE LIBOR USD 3 Month + 1.0500%, 3.0746%, 6/5/23	1,350,000	1,364,772
Goldman Sachs Group, Inc., 3.2720%, 9/29/25	1,000,000	950,348
GPT Wholesale Office Fund No 1, 4.0000%, 5/18/22	1,900,000	1,459,590
GPT Wholesale Shopping Centre Fund No. 1, 3.9930%, 9/11/24	4,150,000	3,141,341
International Lease Finance Corp., 7.1250%, 9/1/18 (144A)	2,750,000	2,786,884
JPMorgan Chase & Co., 90 Day Australian Bank Bill Rate + 1.1000%, 3.0050%, 12/9/19	1,500,000	1,141,321
JPMorgan Chase & Co., ICE LIBOR USD 3 Month + 0.6800%, 2.6863%, 6/1/21	1,200,000	1,207,138
JPMorgan Chase & Co., ICE LIBOR USD 3 Month + 0.9000%, 3.2595%, 4/25/23	1,900,000	1,923,180
JPMorgan Chase & Co., 3.0916%, 4/23/24	1,000,000	1,000,865
JPMorgan Chase Bank NA, 2.7017%, 4/26/21	4,000,000	4,002,000
Lloyds Banking Group PLC, 3.2650%, 3/20/23	3,000,000	2,270,446
Lloyds Banking Group PLC, 3.6500%, 3/20/23	1,500,000	1,131,062
Lloyds Banking Group PLC, 2.9070%, 11/7/23	1,400,000	1,347,678
Macquarie Bank Ltd., 2.6618%, 4/4/19 (144A)	1,400,000	1,400,124
Macquarie Bank Ltd., ICE LIBOR USD 3 Month + 1.1200%, 3.4788%, 7/29/20 (144A)	1,000,000	1,013,962
Macquarie Group Ltd., 6.2500%, 1/14/21 (144A)	1,750,000	1,862,639
Macquarie Group Ltd., 3.1890%, 11/28/23 (144A)	3,257,000	3,122,225
Mizuho Bank Ltd., ICE LIBOR USD 3 Month + 1.1900%, 3.5487%, 10/20/18 (144A)	700,000	703,304
Mizuho Financial Group, Inc., 2.9514%, 9/11/22	1,100,000	1,108,745
Morgan Stanley, ICE LIBOR USD 3 Month + 0.8000%, 2.6334%, 2/14/20	2,853,000	2,863,100
Morgan Stanley, ICE LIBOR USD 3 Month + 1.1800%, 3.5387%, 1/20/22	1,350,000	1,370,364
Morgan Stanley, ICE LIBOR USD 3 Month + 1.4000%, 3.7592%, 10/24/23	1,900,000	1,951,604

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8 ½ APRIL 30, 2018

Janus Henderson Short Duration Income ETF

Schedule of Investments (unaudited)

April 30, 2018

	Principal Amounts	Value
Corporate Bonds – (continued)
Financial – (continued)
Morgan Stanley, 3.7370%, 4/24/24	$ 2,000,000	$ 1,996,688
National Australia Bank Ltd., 90 Day Australian Bank Bill Rate + 1.0800%, 2.8500%, 11/5/20	2,000,000	1,526,077
National Australia Bank Ltd., 2.5000%, 1/12/21	1,500,000	1,470,058
National Australia Bank Ltd., 2.5650%, 2/10/23	2,000,000	1,503,683
National Australia Bank Ltd., 90 Day Australian Bank Bill Rate + 1.8500%, 3.8500%, 3/26/25	4,017,000	3,069,737
National Australia Bank Ltd., 90 Day Australian Bank Bill Rate + 2.4000%, 4.3750%, 9/21/26	1,925,000	1,500,190
Nederlandse Waterschapsbank NV, 1.7500%, 9/5/19	1,100,000	1,087,025
Nordea Bank AB, 2.3750%, 4/4/19	400,000	398,658
Nordea Bank AB, 2.3750%, 4/4/19 (144A)	640,000	637,853
Nordea Bank AB, 2.1250%, 5/29/20 (144A)	910,000	891,822
Nordea Bank AB, ICE LIBOR USD 3 Month + 0.4700%, 2.4542%, 5/29/20 (144A)	400,000	401,887
Nordea Bank AB, 2.5000%, 9/17/20 (144A)	200,000	196,911
Oversea-Chinese Banking Corp. Ltd., 4.2500%, 6/19/24 (144A)	399,000	398,882
Oversea-Chinese Banking Corp. Ltd., 4.2500%, 6/19/24	1,897,000	1,896,438
Oversea-Chinese Banking Corp. Ltd., USD SWAP SEMI 30/360 5YR + 2.2030%, 4.0000%, 10/15/24	250,000	250,789
Royal Bank of Canada, ICE LIBOR USD 3 Month + 0.4800%, 2.8388%, 7/29/19	200,000	200,818
Royal Bank of Canada, ICE LIBOR USD 3 Month + 0.5200%, 2.5452%, 3/6/20	535,000	539,041
Royal Bank of Canada, ICE LIBOR USD 3 Month + 0.7300%, 3.0881%, 2/1/22	500,000	505,232
Royal Bank of Canada, CDOR USD 3 Month + 1.0800%, 3.0400%, 7/17/24	3,250,000	2,551,704
Scentre Group Trust 1 / Scentre Group Trust 2, 2.3750%, 11/5/19 (144A)	500,000	494,402
Shopping Centres Australasia Property Retail Trust, 3.7500%, 4/20/21	600,000	455,655
Shopping Centres Australasia Property Retail Trust, 3.9000%, 6/7/24	3,100,000	2,326,008
Simon Property Group LP, 2.7500%, 6/1/23	3,100,000	2,976,416
Stockland Trust, 8.2500%, 11/25/20	1,000,000	849,204
Sumitomo Mitsui Financial Group, Inc., ICE LIBOR USD 3 Month + 1.1400%, 3.4954%, 10/19/21	700,000	714,023
Sumitomo Mitsui Financial Group, Inc., 2.7840%, 7/12/22	420,000	407,230
Sumitomo Mitsui Financial Group, Inc., 3.0951%, 10/18/22	500,000	501,825
Sumitomo Mitsui Trust Bank Ltd., 2.0500%, 3/6/19 (144A)	400,000	397,585
Suncorp-Metway Ltd., 2.3750%, 11/9/20 (144A)	2,580,000	2,519,305
Toronto-Dominion Bank, 1.9500%, 1/22/19	3,000,000	2,987,879
Toronto-Dominion Bank, 2.1250%, 7/2/19	800,000	794,884
Toronto-Dominion Bank, 2.2500%, 9/25/19 (144A)	1,000,000	992,906
Toronto-Dominion Bank, 1.8500%, 9/11/20	360,000	350,451
Toronto-Dominion Bank, 2.5000%, 12/14/20	1,900,000	1,870,302
Toronto-Dominion Bank, ICE LIBOR USD 3 Month + 0.9300%, 3.0369%, 12/14/20	1,000,000	1,017,015
United Overseas Bank Ltd., 2.8416%, 4/23/21 (144A)	1,000,000	1,002,510
United Overseas Bank Ltd., USD SWAP SEMI 30/360 5YR + 1.9950%, 3.7500%, 9/19/24	3,580,000	3,581,844
United Overseas Bank Ltd., USD SWAP SEMI 30/360 5YR + 1.6540%, 2.8800%, 3/8/27	500,000	478,104
Vicinity Centres Trust, 3.5000%, 4/26/24	2,320,000	1,721,032
Wells Fargo & Co., ICE LIBOR USD 3 Month + 1.0100%, 3.0449%, 12/7/20	1,246,000	1,266,159
Wells Fargo & Co., 2.5000%, 3/4/21	800,000	783,566
Wells Fargo & Co., ICE LIBOR USD 3 Month + 0.9300%, 2.7405%, 2/11/22	83,000	83,856
Wells Fargo & Co., 90 Day Australian Bank Bill Rate + 1.1000%, 3.1450%, 4/27/22	3,500,000	2,647,950
Wells Fargo & Co., ICE LIBOR USD 3 Month + 1.1100%, 3.4692%, 1/24/23	850,000	861,917
Wells Fargo Bank NA, ICE LIBOR USD 3 Month + 0.6500%, 2.6752%, 12/6/19	2,514,000	2,532,300
Wells Fargo Bank NA, 2.5777%, 1/15/20	1,371,000	1,372,227
Westpac Banking Corp., ICE LIBOR USD 3 Month + 1.0000%, 2.8200%, 5/13/21	200,000	203,710
Westpac Banking Corp., ICE LIBOR USD 3 Month + 0.8500%, 2.7349%, 8/19/21	500,000	507,028
Westpac Banking Corp., ICE LIBOR USD 3 Month + 0.8500%, 3.1873%, 1/11/22	450,000	455,715
Westpac Banking Corp., 90 Day Australian Bank Bill Rate + 1.1100%, 2.8800%, 2/7/22	2,000,000	1,526,835
Westpac Banking Corp., ICE LIBOR USD 3 Month + 0.7100%, 3.0049%, 6/28/22	750,000	755,603
Westpac Banking Corp., 2.9073%, 1/11/23	3,600,000	3,598,740

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Detroit Street Trust ½ 9

Janus Henderson Short Duration Income ETF

Schedule of Investments (unaudited)

April 30, 2018

	Principal Amounts	Value
Corporate Bonds – (continued)
Financial – (continued)
Westpac Banking Corp., 90 Day Australian Bank Bill Rate + 3.1000%, 5.0150%, 3/10/26	$ 1,000,000	$ 790,462
Westpac Banking Corp., 4.3340%, 8/16/29	4,100,000	3,066,897

		200,130,722
Government – 1.0%
Airservices Australia, 2.7500%, 5/15/23	500,000	371,816
Export-Import Bank of Korea, ICE LIBOR USD 3 Month + 0.7000%, 2.6436%, 5/26/19	308,000	308,274
International Bank for Reconstruction & Development, 3.5000%, 1/22/21	3,465,000	2,496,020
International Bank for Reconstruction & Development, 3.0000%, 2/2/23	1,300,000	912,417

		4,088,527
Industrial – 3.2%
Australia Pacific Airports Melbourne Pty Ltd., 5.0000%, 6/4/20	200,000	157,573
Australia Pacific Airports Melbourne Pty Ltd., 3.7500%, 11/4/26	100,000	74,672
Brisbane Airport Corp Pty Ltd., 6.0000%, 10/21/20	260,000	209,329
Caterpillar Financial Services Corp., ICE LIBOR USD 3 Month + 0.1800%, 2.2052%, 12/6/18	650,000	650,522
Caterpillar Financial Services Corp., ICE LIBOR USD 3 Month + 0.2800%, 2.5281%, 3/22/19	600,000	601,452
Caterpillar Financial Services Corp., ICE LIBOR USD 3 Month + 0.5100%, 2.8475%, 1/10/20	500,000	503,608
Caterpillar Financial Services Corp., 1.8500%, 9/4/20	1,000,000	974,750
Caterpillar Financial Services Corp., ICE LIBOR USD 3 Month + 0.5900%, 2.6152%, 6/6/22	1,800,000	1,815,648
New Terminal Financing Co. Pty Ltd., 90 Day Australian Bank Bill Rate + 1.4500%, 3.5050%, 7/12/24	2,700,000	2,056,064
Perth Airport Pty Ltd., 6.0000%, 7/23/20	464,000	371,720
QPH Finance Co. Pty Ltd., 5.7500%, 7/29/20	750,000	598,348
QPH Finance Co. Pty Ltd., 5.0000%, 7/7/21	150,000	118,830
Rockwell Collins, Inc., 3.1000%, 11/15/21	1,000,000	986,268
Sydney Airport Finance Co. Pty Ltd., 7.7500%, 7/6/18	206,000	156,991
Sydney Airport Finance Co. Pty Ltd., 5.1250%, 2/22/21 (144A)	350,000	364,125
Sydney Airport Finance Co. Pty Ltd., 3.9000%, 3/22/23 (144A)	600,000	599,448
Vulcan Materials Co., 2.5698%, 3/1/21	1,700,000	1,702,816
WestRock Co., 3.3750%, 9/15/27 (144A)	1,300,000	1,221,096

		13,163,260
Technology – 3.2%
Apple, Inc., 1.8000%, 5/11/20	1,000,000	981,671
Apple, Inc., 1.5500%, 8/4/21	500,000	477,710
Apple, Inc., 2.1000%, 9/12/22	1,400,000	1,341,858
Apple, Inc., 2.4000%, 1/13/23	200,000	192,373
Broadcom Corp. / Broadcom Cayman Finance Ltd., 3.0000%, 1/15/22	1,165,000	1,135,452
Broadcom Corp. / Broadcom Cayman Finance Ltd., 2.6500%, 1/15/23	1,500,000	1,419,438
IBM Credit LLC, 1.6250%, 9/6/19	1,285,000	1,267,104
IBM Credit LLC, 2.6187%, 1/20/21	3,300,000	3,314,116
International Business Machines Corp., 1.9000%, 1/27/20	500,000	492,771
International Business Machines Corp., ICE LIBOR USD 3 Month + 0.2300%, 2.5956%, 1/27/20	350,000	350,965
Oracle Corp., 1.9000%, 9/15/21	2,500,000	2,412,126

		13,385,584
Utilities – 5.7%
AGL Energy Ltd., 5.0000%, 11/5/21	150,000	118,334
Ausgrid Finance Pty Ltd., 3.8500%, 5/1/23 (144A)(a)	4,000,000	4,004,611
Ausgrid Finance Pty Ltd., 3.2550%, 10/30/24	2,000,000	1,501,956
Ausgrid Finance Pty Ltd., 3.7500%, 10/30/24	6,170,000	4,626,502
AusNet Services Holdings Pty Ltd., 5.2500%, 2/14/20	200,000	157,344
Australian Gas Networks Ltd., 90 Day Australian Bank Bill Rate + 0.4200%, 2.4550%, 7/1/26	2,500,000	1,746,943

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10 ½ APRIL 30, 2018

Janus Henderson Short Duration Income ETF

Schedule of Investments (unaudited)

April 30, 2018

	Principal Amounts	Value
Corporate Bonds – (continued)
Utilities – (continued)
Australian Gas Networks Vic 3 Pty Ltd., 4.5000%, 12/17/21	$ 350,000	$ 273,453
ETSA Utilities Finance Pty Ltd., 2.8050%, 8/29/22	2,000,000	1,512,565
ETSA Utilities Finance Pty Ltd., 3.5000%, 8/29/24	1,500,000	1,120,617
Korea Gas Corp., 2.8750%, 7/29/18	1,000,000	999,215
Korea Gas Corp., 4.2500%, 11/2/20	370,000	376,660
Korea Gas Corp., 2.7500%, 7/20/22 (144A)	800,000	768,044
Korea South-East Power Co. Ltd., 5.7500%, 9/25/20	670,000	532,972
Network Finance Co. Pty Ltd., 3.2650%, 12/6/24	3,000,000	2,255,043
State Grid Overseas Investment 2013 Ltd., 1.7500%, 5/22/18	500,000	499,683
State Grid Overseas Investment 2016 Ltd., 2.2500%, 5/4/20	600,000	588,009
State Grid Overseas Investment 2016 Ltd., 2.2500%, 5/4/20 (144A)	500,000	490,008
United Energy Distribution Pty Ltd., 3.8500%, 10/23/24	2,370,000	1,796,327

		23,368,286
Total Corporate Bonds (cost $374,819,911)		369,701,782
Mortgage-Backed Securities – 0.3%
Caesars Palace Las Vegas Trust 2017-VICI, 4.4991%, 10/15/34 (144A)	941,000	918,139
CGDB Commercial Mortgage Trust 2017-BIO, ICE LIBOR USD 1 Month + 0.9500%, 2.8469%, 5/15/30 (144A)	268,200	268,621
Total Mortgage-Backed Securities (cost $1,165,163)		1,186,760
Certificates of Deposit – 0.7%
Sumitomo Mitsui Banking Corp., ICE LIBOR USD 3 Month + 0.3700%, 2.1434%, 1/31/20 (cost $2,800,000)	2,800,000	2,800,000
Commercial Paper – 12.8%
Anthem, Inc., 2.2400%, 5/7/18 (Section 4(2))	4,000,000	3,998,507
Consolidated Edison Co. of New York, Inc., 2.1500%, 5/9/18 (Section 4(2))	4,000,000	3,998,089
Duke Energy Corp., 2.1300%, 5/3/18 (Section 4(2))	2,400,000	2,399,716
EI du Pont de Nemours & Co., 2.1500%, 5/15/18 (Section 4(2))	1,500,000	1,498,746
EI du Pont de Nemours & Co., 2.1400%, 5/11/18 (Section 4(2))	2,590,000	2,588,460
Electricite de France SA, 0.7166%, 5/2/18 (Section 4(2))	4,000,000	3,999,761
Enbridge US, Inc., 2.7300%, 5/7/18 (Section 4(2))	4,000,000	3,998,180
Energy Transfer Partners, 2.5999%, 5/1/18 (Section 4(2))	2,500,000	2,500,000
Energy Transfer Partners, 2.6500%, 5/11/18 (Section 4(2))	4,000,000	3,997,056
Hyundai Capital America, 2.2000%, 5/1/18 (Section 4(2))	4,000,000	4,000,000
Johnson Controls International PLC, 2.0999%, 5/1/18 (Section 4(2))	3,825,000	3,825,000
Mondelez International, Inc., 2.1900%, 5/11/18 (Section 4(2))	4,000,000	3,997,567
Newell Brands, Inc., 2.4000%, 5/2/18 (Section 4(2))	4,000,000	3,999,733
WestRock Co., 2.0498%, 5/1/18 (Section 4(2))	4,000,000	4,000,000
Wyndham Worldwide Corp., 2.4001%, 5/1/18 (Section 4(2))	4,000,000	4,000,000
Total Commercial Paper (cost $52,800,815)		52,800,815
Total Investments (total cost $431,585,889) – 103.3%		426,489,357
Liabilities, net of Cash, Receivables and Other Assets – (3.3%)		(13,675,336)
Net Assets – 100%		$412,814,021

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Detroit Street Trust ½ 11

Janus Henderson Short Duration Income ETF

Schedule of Investments (unaudited)

April 30, 2018

Summary of Investments by Country – (Long Positions) (unaudited)

Country	Value	% of Investment Securities
United States	$233,267,258	54.7%
Australia	97,048,198	22.8
Canada	27,195,834	6.4
Singapore	13,754,316	3.2
Netherlands	10,722,383	2.5
Cayman Islands	7,813,360	1.8
Japan	6,632,712	1.6
New Zealand	6,517,299	1.5
South Korea	4,812,902	1.1
United Kingdom	4,749,186	1.1
China	4,477,644	1.1
France	3,999,761	0.9
Sweden	2,527,131	0.6
Luxembourg	2,383,364	0.6
British Virgin Islands	588,009	0.1
Total	$426,489,357	100.0%

Schedule of Forward Foreign Currency Exchange Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount Sold/(Purchased)	USD Currency Amount Sold/(Purchased)	Market Value and Unrealized Appreciation (Depreciation)
Barclays Bank PLC:
Australian Dollar	5/24/18	2,310,000	(1,792,696)	$ 48,930
Canadian Dollar	5/24/18	4,660,000	(3,653,300)	16,501
				65,431
Citibank N.A.:
Australian Dollar	5/24/18	3,000,000	(2,267,148)	2,517
Australian Dollar	5/24/18	3,300,000	(2,495,516)	4,422
				6,939
J.P. Morgan Chase Bank:
Australian Dollar	5/24/18	9,050,000	(7,045,371)	213,734
Australian Dollar	5/24/18	96,000,000	(73,687,872)	1,219,678
New Zealand Dollar	5/16/18	2,700,000	(1,989,878)	87,581
				1,520,993
Morgan Stanley & Co.:
New Zealand Dollar	5/24/18	4,850,000	(3,525,960)	108,957
Westpac Banking Corp.:
New Zealand Dollar	5/16/18	(2,700,000)	1,930,095	(27,798)
Total				$1,674,522

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12 ½ APRIL 30, 2018

Janus Henderson Short Duration Income ETF

Schedule of Investments (unaudited)

April 30, 2018

Schedule of Futures

Description	Number of Contracts	Expiration Date	Value and Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Futures Bought:
U.S. Ultra Bond	9	06/20/18	$1,414,125	$ 23,328	$ (46,776)
Futures Sold:
10-Year U.S. Treasury Note	20	06/20/18	2,392,500	$ 2,777	$ (5,567)
5-Year U.S. Treasury Note	399	06/29/18	45,289,617	117,734	(238,086)
				120,511	(243,653)
Total				$143,839	$(290,429)

Schedule of Centrally Cleared Interest Rate Swaps

Payments made by Fund	Payments received by Fund	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset (Liability) Variation Margin
2.5846% Fixed	3 Month LIBOR	Semiannual	11/15/43	1,388,000 USD	$ —	$119,503	$(155,096)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Detroit Street Trust ½ 13

Janus Henderson Short Duration Income ETF

Notes to Schedule of Investments and Other Information (unaudited)

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of April 30, 2018.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of April 30, 2018

	Interest Rate Contracts	Currency Contracts	Total
Asset Derivatives:
Forward foreign currency exchange contracts	$ —	$1,702,320	$1,702,320
Total Asset Derivatives	$ —	$1,702,320	$1,702,320
Liability Derivatives:
Forward foreign currency exchange contracts	$ —	$ 27,798	$ 27,798
Variation margin payable	445,525	—	445,525
Total Liability Derivatives	$445,525	$ 27,798	$ 473,323

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended April 30, 2018.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended April 30, 2018

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Credit Contracts	Interest Rate Contracts	Currency Contracts	Total
Forward foreign currency exchange contracts	$ —	$ —	$265,608	$ 265,608
Futures contracts	—	1,259,728	—	1,259,728
Swap contracts	(28,220)	—	—	(28,220)
Total	$(28,220)	$1,259,728	$265,608	$1,497,116

Amount of Change in Unrealized Appreciation/(Depreciation) Recognized on Derivatives
Derivative	Credit Contracts	Interest Rate Contracts	Currency Contracts	Total
Forward foreign currency exchange contracts	$ —	$ —	$1,011,328	$1,011,328
Futures contracts	—	(69,065)	—	(69,065)
Swap contracts	(891)	119,503	—	118,612
Total	$(891)	$50,438	$1,011,328	$1,060,875

Please see the “Net realized and change in unrealized gain/ (loss) on investments” sections of the Fund’s Statement of Operations.

Average ending Monthly Market Value of Derivative Instruments During the Period Ended April 30, 2018

Derivative	Market Value
Forward foreign currency exchange contracts, purchased	$461,636
Forward foreign currency exchange contracts, sold	70,553,651
Futures contracts, purchased	1,451,906
Futures contracts, sold	53,079,478
Credit default swaps, long	12,327
Interest rate swaps, long	63,252

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14 ½ APRIL 30, 2018

Janus Henderson Short Duration Income ETF

Notes to Schedule of Investments and Other Information (unaudited)

CDOR	Canadian Dollar Offered Rate

LIBOR	LIBOR (London Interbank Offered Rate) is a short-term interest rate that banks offer one another and generally represents current cash rates.

LLC	Limited Liability Company

LP	Limited Partnership

PLC	Public Limited Company

Section 4(2)	Securities subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the Securities Act of 1933, as amended.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1993 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended April 30, 2018 is $63,967,646, which represents 15.5% of net assets.

(a)	All or a portion of this position is not funded, or has been purchased on a delayed delivery or when-issued basis. If applicable, interest rates will be determined and interest will begin to accrued at a future date. See Notes to Financial Statements.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of April 30, 2018. See Notes to Financial Statements for more information.

Valuation Inputs Summary

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Corporate Bonds	$—	$369,701,782	$—
Mortgage-Backed Securities	—	1,186,760	—
Certificates of Deposit	—	2,800,000	—
Commercial Paper	—	52,800,815	—

Total Investments in Securities	$—	$426,489,357	$—
Other Financial Instruments(a):
Forward Currency Contracts	$—	$1,702,320	$—

Total Assets	$—	$428,191,677	$—

Liabilities
Other Financial Instruments(a):
Forward Currency Contracts	$—	$27,798	$—
Variation Margin Payable	445,525	—	—

Total Liabilities	$445,525	$27,798	$—

(a)	Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Janus Detroit Street Trust ½ 15

Janus Henderson Short Duration Income ETF

Statement of Assets and Liabilities (unaudited)

April 30, 2018

Assets:
Investments, at value(1)	$426,489,357
Cash	1,620,085
Cash denominated in foreign currency(2)	45,468
Forward foreign currency exchange contracts	1,702,320
Deposits with brokers for futures	884,987
Receivables:
Investments sold	3,677,084
Fund units sold	2,501,445
Interest	2,085,838
Total Assets	439,006,584
Liabilities:
Forward foreign currency exchange contracts	27,798
Payable for variation margin on futures contracts	290,429
Payable for variation margin on swap contracts	155,096
Payables:
Investments purchased	25,610,349
Management fees	108,891
Total Liabilities	26,192,563
Net Assets	$412,814,021
Net Assets Consists of:
Capital (par value and paid-in surplus)	$413,686,649
Undistributed net investment income/(loss)	718,425
Undistributed net realized gain/(loss) from investments	1,584,476
Unrealized net appreciation/(depreciation) on investments	(3,175,529)
Total Net Assets	$412,814,021
Net Assets	$412,814,021
Shares outstanding, $0.001 Par Value (unlimited shares authorized)	8,250,001
Net Asset Value Per Share	$50.04

(1)	Includes cost of $431,585,889.
(2)	Includes cost of $42,574.

See Notes to Financial Statements.

16 ½ APRIL 30, 2018

Janus Henderson Short Duration Income ETF

Statement of Operations (unaudited)

For the period ended April 30, 2018

Investment Income:
Interest	$3,474,566
Foreign tax withheld	(1,087)
Total Investment Income	3,473,479
Expenses:
Management Fees	476,549
Total Expenses	476,549
Net Investment Income/(Loss)	2,996,930
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$912,003
Forward foreign currency exchange contracts	265,608
Futures contracts	1,259,728
Swap contracts	(28,220)
Total Net Realized Gain/(Loss) on Investments	$2,409,119
Change in Unrealized Net Appreciation/Depreciation:
Investments and foreign currency translations	$(4,920,626)
Forward foreign currency exchange contracts	1,011,328
Futures contracts	(69,065)
Swap contracts	118,612
Total Change in Unrealized Net Appreciation/Depreciation	(3,859,751)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,546,298

See Notes to Financial Statements.

Janus Detroit Street Trust ½ 17

Janus Henderson Short Duration Income ETF

Statements of Changes in Net Assets

	Period Ended April 30, 2018 (unaudited)	Period Ended October 31, 2017(1)
Operations:
Net investment income/(loss)	$2,996,930	$1,089,371
Net realized gain/(loss) on investments	2,409,119	(414,483)
Change in unrealized net appreciation/depreciation	(3,859,751)	684,222
Net Increase/(Decrease) in Net Assets Resulting from Operations	1,546,298	1,359,110
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income	(2,944,744)	(833,292)
Capital Share Transactions	258,128,278	155,558,371
Net Increase/(Decrease) in Net Assets	256,729,832	156,084,189
Net Assets:
Beginning of period	156,084,189	—
End of period	$412,814,021	$156,084,189

Undistributed Net Investment Income/(Loss)	$718,425	$666,239

(1)	Period from November 16, 2016 (commencement of operations) through October 31, 2017.

See Notes to Financial Statements.

18 ½ APRIL 30, 2018

Janus Henderson Short Duration Income ETF

Financial Highlights

For a share outstanding during the period ended April 30, 2018 (unaudited) and the period ended October 31, 2017	2018	2017(1)
Net Asset Value, Beginning of Period	$50.35	$50.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.54	0.82
Net realized and unrealized gain/(loss)	(0.24)	0.11
Total from Investment Operations	0.30	0.93
Less Dividends and Distributions:
Dividends (from net investment income)	(0.61)	(0.58)
Total Dividends and Distributions	(0.61)	(0.58)
Net Asset Value, End of Period	$50.04	$50.35
Total Return*	0.60%	1.87%
Net assets, End of Period (in thousands)	$412,814	$156,084
Average Net Assets for the Period (in thousands)	$274,570	$66,131
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.35%	0.35%
Ratio of Net Investment Income/(Loss)	2.20%	1.71%
Portfolio Turnover Rate(3)	18%	44%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from November 16, 2016 (commencement of operations) through October 31, 2017.
(2)	Per share amounts are calculated based on average shares outstanding during the period.
(3)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creation or redemptions.

See Notes to Financial Statements.

Janus Detroit Street Trust ½ 19

Janus Henderson Short Duration Income ETF

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Short Duration Income ETF (the “Fund”) is a series fund. The Fund is part of Janus Detroit Street Trust (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers seven Funds each of which represent shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. The Fund seeks to provide a steady income stream with capital preservation across various market cycles. The Fund seeks to consistently outperform the LIBOR 3-month rate by a moderate amount through various market cycles while at the same time providing low volatility. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund is an actively-managed exchange-traded fund. Unlike shares of traditional mutual funds, shares of the Fund are not individually redeemable and may only be purchased or redeemed directly from the Fund at net asset value (“NAV”) in large increments called “Creation Units” (25,000 shares per Creation Unit) through certain participants, known as “Authorized Participants.” The Fund will issue or redeem Creation Units in exchange for portfolio securities and/or cash. Except when aggregated in Creation Units, Fund shares are not redeemable securities of the Fund. Shares of the Fund are listed and trade on NYSE Arca, Inc. (“NYSE Arca”), and individual investors can purchase or sell shares in much smaller increments for cash in the secondary market through a broker. These transactions, which do not involve the Fund, are made at market prices that may vary throughout the day and differ from the Fund’s NAV. As a result, you may pay more than NAV (at a premium) when you purchase shares, and receive less than NAV (at a discount) when you sell shares, in the secondary market.

An Authorized Participant may hold of record more than 25% of the outstanding shares of the Fund. From time to time, Authorized Participants may be a beneficial and/or legal owner of the Fund, may be affiliated with an index provider, may be deemed to have control of the Fund and/or may be able to affect the outcome of matters presented for a vote of the shareholders of the Fund. Authorized Participants may execute an irrevocable proxy granting the Distributor or an affiliate of Janus Capital Management LLC (“Janus Capital” or “Janus”) power to vote or abstain from voting such Authorized Participant’s beneficially or legally owned shares of the Fund. In such cases, the agent shall mirror vote (or abstain from voting) such shares in the same proportion as all other beneficial owners of the Fund.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities, including shares of exchange-traded funds, traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or are deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position.

20 ½ APRIL 30, 2018

Janus Henderson Short Duration Income ETF

Notes to Financial Statements (unaudited)

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; and certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, certain investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of April 30, 2018 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Janus Detroit Street Trust ½ 21

Janus Henderson Short Duration Income ETF

Notes to Financial Statements (unaudited)

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends of net investment income are generally declared and distributed monthly. Net realized capital gains (if any) are distributed annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the NAV. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund’s equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Derivative Instruments

The Fund may invest in various types of derivatives. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, options, and swaps. Each derivative instrument that was held by the Fund during the period ended April 30, 2018 is discussed in further detail below.

The Fund may use derivative instruments for risk management purposes or as part of its investment strategies. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks including liquidity risk, market risk, credit risk, default risk, counterparty risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate exactly with the change in the value of the underlying asset, rate or index. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. The Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.
•	Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.
•	Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

22 ½ APRIL 30, 2018

Janus Henderson Short Duration Income ETF

Notes to Financial Statements (unaudited)

•	Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.
•	Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.
•	Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the period, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to take a positive outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

During the period, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period, the Fund entered into forward contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to take a negative outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

Janus Detroit Street Trust ½ 23

Janus Henderson Short Duration Income ETF

Notes to Financial Statements (unaudited)

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures option merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the period, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the period, the Fund sold interest rate futures to decrease exposure to interest rate risk.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member.

Index swaps, interest rate swaps, and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades. The market value of swap contracts are aggregated by positive and negative values and are disclosed separately as an asset or liability on the Fund’s Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported on the Statement of Operations (if applicable). The change in unrealized net appreciation or depreciation during the period is included in the Statement of Operations (if applicable).

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

24 ½ APRIL 30, 2018

Janus Henderson Short Duration Income ETF

Notes to Financial Statements (unaudited)

The Fund may enter into various types of credit default swap agreements, including OTC credit default swap agreements and index credit default swaps (“CDX”), for investment purposes and to add leverage to its portfolio. Credit default swaps are a specific kind of counterparty agreement that allow the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk, and credit risk. The Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap.

As a buyer of a credit default swap, the Fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.

If the Fund is the seller of credit protection against a particular security, the Fund would receive an up-front or periodic payment to compensate against potential credit events. As the seller in a credit default swap contract, the Fund would be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that the Fund as a seller could be required to make in a credit default transaction would be the notional amount of the agreement.

As a buyer of credit protection, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default or other credit event by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund as buyer would pay to the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and potentially received no benefit from the contract.

The Fund may invest in single-name credit default swaps (“CDS”) to buy or sell credit protection to hedge its credit exposure, gain issuer exposure without owning the underlying security, or increase the Fund’s total return. Single-name CDS enable the Fund to buy or sell protection against a credit event of a specific issuer. When the Fund buys a single-name CDS, the Fund will receive a return on its investment only in the event of a credit event, such as default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). If a single-name CDS transaction is particularly large, or if the relevant market is illiquid, it may not be possible for the Fund to initiate a single-name CDS transaction or to liquidate its position at an advantageous time or price, which may result in significant losses. Moreover, the Fund bears the risk of loss of the amount expected to be received under a single-name CDS in the event of the default or bankruptcy of the counterparty. The risks associated with cleared single-name CDS may be lower than that for uncleared single-name CDS because for cleared single-name CDS, the counterparty is a clearinghouse (to the extent such a trading market is available). However, there can be no assurance that a clearinghouse or its members will satisfy their obligations to the Fund.

During the period, the Fund sold protection via the credit default swap market in order to gain credit risk exposure to individual corporates, countries and/or credit indices where gaining this exposure via the cash bond market was less attractive.

The Fund’s use of interest rate swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Interest rate swaps do not involve the delivery of securities, other underlying assets, or principal. Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps may result in potential losses if interest rates do not move as expected or if the counterparties are unable to satisfy their obligations. Interest rate swaps are generally entered into on a net basis. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make.

Janus Detroit Street Trust ½ 25

Janus Henderson Short Duration Income ETF

Notes to Financial Statements (unaudited)

During the period, the Fund entered into interest rate swaps paying a fixed interest rate and receiving a floating interest rate in order to increase interest rate risk (duration) exposure. As interest rates rise, the Fund benefits by receiving a higher future floating rate, while paying a fixed rate that has not decreased.

3. Other Investments and Strategies

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Certain provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/ or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether

26 ½ APRIL 30, 2018

Janus Henderson Short Duration Income ETF

Notes to Financial Statements (unaudited)

foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the “Offsetting Assets and Liabilities” section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Mortgage and Asset-Backed Securities

The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government. Historically, Fannie Mae and Freddie Mac securities were not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayment of the principal of underlying loans at a faster pace than expected is known as “prepayment risk,” and may shorten the effective maturities of these securities. This may result in the Fund having to reinvest proceeds at a lower interest rate. Mortgage and asset-backed securities tend to be more sensitive to changes in interest rates than other types of debt securities. In addition to prepayment risk, investments in mortgage-backed securities, particularly those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than other mortgage- and asset-backed securities. Mortgage and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing the Fund’s sensitivity to interest rate changes and causing its price to decline.

When-Issued and Delayed Delivery Securities

The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a

Janus Detroit Street Trust ½ 27

Janus Henderson Short Duration Income ETF

Notes to Financial Statements (unaudited)

default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see either the “Fair Value of Derivative Instruments as of April 30, 2018” table located in Note 2 of these Notes to Financial Statements and/or the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Counterparty	Gross Amounts of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Received(b)	Net Amount
Barclays Bank PLC	$65,431	$—	$—	$65,431
Citibank N.A.	6,939	—	—	6,939
J.P. Morgan Chase Bank	1,520,993	—	—	1,520,993
Morgan Stanley & Co.	108,957	—	—	108,957
Total	$1,702,320	$—	$—	$1,702,320

Offsetting of Financial Liabilities and Derivative Liabilities

Counterparty	Gross Amounts of Recognized Liabilities	Offsetting Asset or Liability(a)	Collateral Received(b)	Net Amount
Westpac Banking Corp.	$27,798	$—	$—	$27,798

(a)	Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.
(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

The Fund generally does not exchange collateral on its forward currency contracts with its counterparties; however, all liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Certain securities may be segregated at the Fund’s custodian. These segregated securities are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their cover and/or market value equals or exceeds the Fund’s corresponding forward foreign currency exchange contract’s obligation value.

The Fund may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Fund may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

4. Investment Advisory Agreements and Other Transactions with Affiliates

Under its unitary fee structure, the Fund pays Janus Capital a management fee in return for providing certain investment advisory, supervisory, and administrative services to the Fund, including the costs of transfer agency, custody, fund administration, legal, audit, and other services. Janus Capital’s fee structure is designed to pay substantially all of the Fund’s expenses. However, the Fund bears other expenses which are not covered under the management fee which may vary and affect the total level of expenses paid by shareholders, such as distribution fees (if any), brokerage expenses or commissions, interest, dividends, taxes, litigation expenses, acquired fund fees and expenses (if any), and extraordinary expenses. The Fund’s management fee is calculated daily and paid monthly. The Fund’s contractual management fee rate (expressed as an annual rate) is 0.35% of the Fund’s average daily net assets.

28 ½ APRIL 30, 2018

Janus Henderson Short Duration Income ETF

Notes to Financial Statements (unaudited)

State Street Bank and Trust Company (“State Street”) provides certain fund administration services to the Fund, including services related to the Fund’s accounting, including calculating the daily NAV, audit, tax, and reporting obligations, pursuant to an agreement with Janus Capital, on behalf of the Fund. As compensation for such services, Janus Capital pays State Street a fee based on a percentage of the Fund’s assets, with a minimum flat fee, for certain services. Janus Capital serves as administrator to the Fund, providing oversight and coordination of the Fund’s service providers, recordkeeping and other administrative services. Janus Capital does not receive any additional compensation, beyond the unitary fee, for serving as administrator. State Street also serves as transfer agent for the shares of the Fund.

The Trust has adopted a Distribution and Servicing Plan for shares of the Fund pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan permits compensation in connection with the distribution and marketing of Fund shares and/or the provision of certain shareholder services. The Plan permits the Fund to pay ALPS Distributors, Inc. (the “Distributor”) or its designee, a fee for the sale and distribution and/or shareholder servicing of the shares at an annual rate of up to 0.25% of average daily net assets of the Fund. However, the Trustees have determined not to authorize payment under this Plan at this time. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor or its designee for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. The 12b-1 fee may only be imposed or increased when the Trustees determine that it is in the best interests of shareholders to do so. Because these fees are paid out of the Fund’s assets on an ongoing basis, to the extent that a fee is authorized, over time they will increase the cost of an investment in the Fund. The Plan fee may cost an investor more than other types of sales charges.

As of April 30, 2018, Janus Capital owned 1 share or less than 0.01% of the Fund.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended April 30, 2018, the Fund engaged in cross trades amounting to $36,333,580 in purchases and $3,649,018 in sales, resulting in a net realized loss of $14,437. The net realized gain is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses, in-kind transactions and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of April 30, 2018 are noted below. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$431,585,891	$463,775	$(5,560,309)	$(5,096,534)

Janus Detroit Street Trust ½ 29

Janus Henderson Short Duration Income ETF

Notes to Financial Statements (unaudited)

6. Capital Share Transactions

	Period Ended April 30, 2018		Period Ended October 31, 2017(1)
	Shares	Amount	Shares	Amount
Shares sold	5,150,000	$258,128,278	3,100,001	$155,558,371
Shares repurchased	—	—	—	—
Net Increase/(Decrease)	5,150,000	$258,128,278	3,100,001	$155,558,371

(1)	Period from November 16, 2016 (commencement of operations) through October 31, 2017.

7. Purchases and Sales of Investment Securities

For the period ended April 30, 2018, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$265,014,181	$(43,276,126)	$—	$—

8. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”) to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the Fund’s financial statements.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to April 30, 2018 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

30 ½ APRIL 30, 2018

Janus Henderson Short Duration Income ETF

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus Henderson at 1-800-525-0020 (toll free).

Janus Detroit Street Trust ½ 31

Janus Henderson Short Duration Income ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

APPROVAL OF ADVISORY AGREEMENT FOR JANUS HENDERSON SHORT DURATION INCOME ETF AND JANUS HENDERSON SG GLOBAL QUALITY INCOME ETF

There was no advisory agreement approved or renewed during the period; however, disclosure from the Fund’s most recent approval is provided below.

The Trustees of Janus Detroit Street Trust (the “Trust”), including the Independent Trustees, met on October 24, 2016 to consider the proposed investment management agreement (the “Investment Management Agreement”) for Janus Henderson Short Duration Income ETF and Janus Henderson SG Global Quality Income ETF (each a “New Fund” and collectively, the “New Funds”). In the course of their consideration of the Investment Management Agreement, the Trustees met in executive session and were advised by their independent counsel. In this regard, the Board, including the Independent Trustees, evaluated the terms of the Investment Management Agreement and reviewed the duties and responsibilities of the Trustees in evaluating and approving such agreements. In considering approval of the Investment Management Agreement, the Board, including the Independent Trustees, reviewed the Board Materials and other information from counsel and from Janus Capital Management LLC, the investment adviser (the “Adviser”), including: (i) a copy of the form of Investment Management Agreement, with respect to the Adviser’s management of the assets of each New Fund; (ii) information describing the nature, quality and extent of the services that the Adviser will provide to the New Fund, and the fees the Adviser will charge to the New Funds; (iii) information concerning the Adviser’s financial condition, business, operations, portfolio management teams and compliance programs; (iv) information describing each New Fund’s anticipated advisory fee and operating expenses; (v) a copy of the Adviser’s current Form ADV; and (vi) a memorandum from counsel on the responsibilities of trustees in considering investment advisory arrangements under the 1940 Act. The Board also considered presentations made by, and discussions held with, representatives of the Adviser. The Board also received information comparing the advisory fees and expenses of the New Funds to those from fund complexes that were defined as competitors.

During its review of this information, the Board focused on and analyzed the factors that the Board deemed relevant, including: the nature, extent and quality of the services to be provided to each New Fund by the Adviser; the Advisers’ personnel and operations; each New Fund’s proposed expense level; the anticipated profitability to the Adviser under the Investment Management Agreement at certain asset levels; any “fall-out” benefits to the Adviser and its affiliates (i.e., the ancillary benefits realized by the Adviser and its affiliates from the Adviser’s relationship with the Trust); the effect of asset growth on each New Fund’s expenses; and possible conflicts of interest.

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the New Funds. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by the New Funds therefore, the New Fund and the Adviser may potentially benefit from their relationship with each other in other ways. The Trustees concluded that the success of the New Funds could attract other business to the Adviser or other Janus funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the New Funds.

The Board, including the Independent Trustees, considered the following in respect of each New Fund:

(a) The nature, extent and quality of services to be provided by the Advisers; personnel and operations of the Adviser. The Board reviewed the services that the Adviser would provide to each New Fund. In connection with the investment advisory services to be provided by the Adviser, the Board noted the responsibilities that the Adviser would have as the Funds’ investment adviser, including: the overall supervisory responsibility for the general management and investment of each New Fund’s securities portfolio; providing oversight of the investment performance and processes and compliance with the New Fund’s investment objectives, policies and limitations; the implementation of the investment management program of each New Fund; the management of the day-to-day investment and reinvestment of the assets of each New Fund; determining daily baskets of deposit securities and cash components; executing portfolio security trades for purchases and redemptions of New Fund shares conducted on a cash-in-lieu basis; the responsibility for daily monitoring of tracking error and quarterly reporting to the Board; the review of brokerage matters; the oversight of general portfolio compliance with relevant law; and the implementation of Board directives as they relate to the New Funds.

The Board reviewed the Adviser’s experience, resources and strengths in managing other pooled investment vehicles, including the Adviser’s personnel. Based on its consideration and review of the foregoing information, the Board determined that each New Fund was likely to benefit from the nature, quality and extent of these services, as well as the Adviser’s ability to render such services based on their experience, personnel, operations and resources.

32 ½ APRIL 30, 2018

Janus Henderson Short Duration Income ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

(b) Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, and the cost of the services to be provided and profits to be realized by the Advisers from the relationship with the New Funds’; “fall-out” benefits. The Board then compared both the services to be rendered and the proposed fees to be paid under other contracts of the Adviser, and under contracts of other investment advisers with respect to similar ETFs. In particular, the Board compared each New Fund’s proposed advisory fee and projected expense ratio to other investment companies considered to be in that New Fund’s peer group. The Board also noted that the New Funds had no other comparable equivalents managed by the Adviser. The Board also discussed the anticipated costs and projected profitability of the Adviser in connection with its serving as investment adviser to each New Fund, including operational costs. In addition, the Board discussed the entrepreneurial risk undertaken by the Adviser in creating the Trust. After comparing each New Fund’s proposed fees with those of other funds in the New Fund’s peer group, and in light of the nature, extent and quality of services proposed to be provided by the Adviser and the costs expected to be incurred by the Adviser in rendering those services, the Board concluded that the level of fees proposed to be paid to the Adviser with respect to the New Funds were fair and reasonable.

The Board also considered that the Adviser may experience reputational “fall-out” benefits based on the success of the New Funds, but that such benefits are not easily quantifiable.

(c) The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale. The Board next discussed potential economies of scale. Since the Trust is newly formed, the Trust and the New Funds had not commenced operations, and the eventual aggregate amount of assets was uncertain, the Adviser was not able to provide the Board New Fund specific information concerning the extent to which economies of scale would be realized as each New Fund grows and whether fee levels would reflect such economies of scale, if any. The Board recognized the uncertainty in launching a new investment product and estimating future asset levels.

(d) Investment performance of the Funds and the Adviser. Because each New Fund had not commenced operations, the Board did not consider the investment performance of the New Fund. However, for the Janus Henderson Short Duration Income ETF, the Board considered the experience of the Adviser with comparable investment strategies.

Conclusion.

No single factor was determinative to the decision of the Board. Based on the foregoing and such other matters as were deemed relevant, the Board concluded that the proposed advisory fee rate and projected total expense ratio are reasonable in relation to the services to be provided by the Adviser to each New Fund, as well as the costs to be incurred and benefits to be gained by the Adviser in providing such services. The Board also found the proposed advisory fees to be reasonable in comparison to the fees charged by advisers to other comparable funds of similar actual or anticipated size. As a result, the Board concluded that the initial approval of the Investment Management Agreement was in the best interests of each New Fund.

After full consideration of the above factors, as well as other factors, the Trustees, including all of the independent Trustees voting separately, determined to approve the investment advisory agreement for each New Fund.

Janus Detroit Street Trust ½ 33

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Janus Capital Management LLC is the investment adviser and ALPS Distributors, Inc. is the distributor. ALPS is not affiliated with Janus Henderson or any of its subsidiaries.

125-24-93073 04-18

Item 2.  Code of Ethics.

Not applicable to semiannual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4.  Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to semiannual reports.

Item 6.  Investments.

(a)        Schedule of Investments is contained in the Reports to Shareholders included under Item 1 of this Form N-CSR.

(b)        Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this Registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this Registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this Registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a)        The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b)        There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to this Registrant.

Item 13.  Exhibits.

(a)	(1) Not applicable because the Registrant has posted its Code of Ethics (as defined in Item 2(b) of Form N-CSR) on its website pursuant to paragraph (f)(2) of Item 2 of Form N-CSR.

(2)   Separate certifications for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required under Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached as Ex99.CERT.

(3) Not applicable to this Registrant.

(4) Not applicable to this Registrant.

(b)        A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached as Ex99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JANUS DETROIT STREET TRUST

By:	/s/ Bruce Koepfgen
Bruce Koepfgen
President and Chief Executive Officer of Janus Detroit Street Trust (Principal Executive Officer)

Date:	June 29, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Bruce Koepfgen
Bruce Koepfgen
President and Chief Executive Officer of Janus Detroit Street Trust (Principal Executive Officer)

Date:	June 29, 2018

By:	/s/ Jesper Nergaard
Jesper Nergaard
Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer of Janus Detroit Street Trust (Principal Accounting Officer and Principal Financial Officer)

Date:	June 29, 2018